UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08189

J.P. Morgan Fleming Mutual Fund Group, Inc.

(Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

(Address of principal executive offices) (Zip code)

Frank J. Nasta

245 Park Avenue

New York, NY 10167

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2007 through June 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

ANNUAL REPORT JUNE 30, 2008

JPMorgan Funds

Mid Cap/

Multi-Cap

Funds

JPMorgan Capital Growth Fund
JPMorgan Diversified Mid Cap Growth Fund
JPMorgan Diversified Mid Cap Value Fund
JPMorgan Growth Advantage Fund
JPMorgan Mid Cap Equity Fund
JPMorgan Mid Cap Value Fund
JPMorgan Multi-Cap Market Neutral Fund
JPMorgan Value Advantage Fund

CONTENTS

President’s Letter	1
Fund Commentaries:
JPMorgan Capital Growth Fund	2
JPMorgan Diversified Mid Cap Growth Fund	4
JPMorgan Diversified Mid Cap Value Fund	6
JPMorgan Growth Advantage Fund	8
JPMorgan Mid Cap Equity Fund	10
JPMorgan Mid Cap Value Fund	12
JPMorgan Multi-Cap Market Neutral Fund	14
JPMorgan Value Advantage Fund	17
Schedules of Portfolio Investments	19
Financial Statements	56
Financial Highlights	74
Notes to Financial Statements	90
Report of Independent Registered Public Accounting Firm	100
Trustees	101
Officers	103
Schedule of Shareholder Expenses	104
Tax Letter	107

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on current market conditions and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call JPMorgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

PRESIDENT’S LETTER
JULY 11, 2008 (Unaudited)

Dear Shareholders:

We are pleased to present this annual report for the JPMorgan Mid/Multi Cap Funds. Inside, you’ll find information detailing the performance of the Funds for the 12-month period ended June 30, 2008, along with a report from the portfolio managers.

“Worried about the slowing economy, the Federal Reserve (Fed) abandoned its inflation-fighting stance in favor of fostering growth.”

Credit, housing problems fuel volatility

Stock investors faced significant challenges during the 12 months, as negative news affected the financial markets and U.S. economy. For most of 2007, stock performance was generally healthy. But, late in the calendar year, problems in other segments of the economy — including fallout from the weak housing market, sub-prime mortgage market woes and the ensuing credit crisis — spilled into the stock market.

As these problems gained momentum, volatility increased and stock investors attempted to gauge the identity of companies holding risky U.S. mortgage debt and the extent of their losses. Market liquidity shrank, as investors shunned riskier assets.

As the credit crisis unfolded, several companies in the financial sector revealed large losses from debt exposure, which further soured market sentiment. At the same time, recession fears, soaring oil prices, a weak U.S. dollar and rising inflation kept stock investors on edge.

Fed takes decisive action

Worried about the slowing economy, the Federal Reserve (Fed) abandoned its inflation-fighting stance in favor of fostering growth. The Fed launched an aggressive easing campaign in September 2007 that cut the fed funds target rate from 5.25% to 2.00% by the end of the reporting period.

Concerned about ramifications for the entire U.S. financial system, the Fed took swift and unconventional action in JPMorgan Chase’s purchase of Bear Stearns. To help restore liquidity, the Fed also launched new funding operations for non-traditional borrowers, including broker/dealers, and relaxed its collateral standards.

Stock returns turn sharply negative

Despite the Fed’s far-reaching efforts, stock returns were sharply negative for the period. The S&P 500 Index returned –13.12%, while large-, mid- and small-cap stocks returned –12.36%, –11.19% and –16.19%, respectively (as measured by the Russell 1000, Russell Midcap and Russell 2000 Indexes). From a style perspective, growth stocks outpaced value stocks in all capitalization categories.

Equities performed especially poorly in June of 2008. It was the first time in 39 months that global developed markets fell in each full trading week. Near-term oil prices and the full extent of bank losses continued to weigh on investor sentiment, making it difficult to gauge their long-term impact on stock prices.

On behalf of everyone at JPMorgan Asset Management, thank you for your confidence and the continued trust you have placed in us. We look forward to serving your investment needs, and if you have any questions about your fund, please contact the JPMorgan Funds Service Center at 1-800-480-4111.

Sincerely,

George C.W. Gatch
President
JPMorgan Funds

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   1

JPMorgan Capital Growth Fund

FUND COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	September 23, 1987
Fiscal Year End	June 30
Net Assets as of 6/30/2008 (In Thousands)	$960,874
Primary Benchmark	Russell Midcap Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Capital Growth Fund, which seeks capital growth over the long term,* returned –3.02%** (Class A Shares, no sales charge) for the 12 months ended June 30, 2008, compared to the –6.42% return for the Russell Midcap Growth Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the consumer discretionary, auto/transportation and producer durables sectors. Volatility during the period made investors nervous, causing them to avoid investments with higher risk/reward potential (equities, higher-yielding bonds) and seek the relative safety of “less risky” assets (U.S. Treasury bonds, cash).

At the individual stock level, Southwestern Energy Co., a natural gas exploration and production company, contributed to performance. The company’s shares rose in late April after it posted better-than-expected increases in earnings and net income for the first quarter, citing significant growth in production volumes from its Fayetteville Shale field and higher realized natural gas prices. Helmerich & Payne Inc., an oil and gas exploration and development company, also helped returns. The company’s shares rose after it signed new long-term contracts with three exploration and production companies to operate new FlexRigs, bringing the total number of FlexRigs contracts to 97 since March 2005. Forest Oil Corp., another natural gas exploration and production company, aided performance. The company’s shares advanced on its discovery of a natural gas deposit in Quebec, which is believed to hold as much as 4.1 trillion cubic feet of reserves.

On the negative side, an overweight in the healthcare sector and an underweight in both the technology and consumer staples sectors hurt performance. At the individual stock level, VeriFone Holdings Inc., a global technology provider, detracted from performance. The company’s shares declined after it had to restate earnings for the nine-month period ended July 31, 2007, due to accounting errors. In the restated earnings report, pre-tax profit was nearly $30 million lower then previously reported. Security Capital Assurance Ltd., which provides financial guaranty insurance, reinsurance and other credit enhancement products, also hurt returns. The company’s shares declined after it announced a net loss of $89.8 million in the third-quarter of 2007 due to significant write-downs on credit derivatives. National Financial Partners Corp., which distributes a range of financial products and services, hindered performance. The company slashed its expectations significantly for annual percentage profit growth due to lower-than-anticipated revenue at some large retail firms.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We looked for dominant franchises with predictable business models deemed capable of achieving sustained growth. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation. We attempted to maintain sector diversification in the Fund by avoiding large allocations that are contingent on macroeconomic or sector trends.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	MasterCard, Inc., Class A	2.7%
2.	Amphenol Corp., Class A	2.5
3.	Forest Oil Corp.	2.2
4.	Roper Industries, Inc.	2.0
5.	tw telecom, inc.	2.0
6.	Helmerich & Payne, Inc.	1.8
7.	Cabot Oil & Gas Corp.	1.8
8.	Questar Corp.	1.7
9.	Waste Connections, Inc.	1.7
10.	Corrections Corp. of America	1.6

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	20.5%
Industrials	20.2
Energy	13.8
Health Care	13.7
Consumer Discretionary	11.4
Financials	9.6
Materials	3.2
Telecommunication Services	2.0
Utilities	1.7
Consumer Services	1.5
Short-Term Investment	2.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The performance of the Class A Shares including a sales charge was –8.12%. The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2008. The Fund’s composition is subject to change.

2   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/23/87
Without Sales Charge		(3.02)%	12.76%	5.76%
With Sales Charge*		(8.12)	11.55	5.19
CLASS B SHARES	11/4/93
Without CDSC		(3.53)	12.19	5.34
With CDSC**		(8.53)	11.94	5.34
CLASS C SHARES	1/2/98
Without CDSC		(3.51)	12.20	5.23
With CDSC***		(4.51)	12.20	5.23
SELECT CLASS SHARES	1/25/96	(2.75)	13.11	6.18

*	Sales Charge for Class A Shares is 5.25%.

**	Assume 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/98 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Capital Growth Fund, the Russell Midcap Growth Index, and the Lipper Mid-Cap Growth Funds Index from June 30, 1998 to June 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   3

JPMorgan Diversified Mid Cap Growth Fund

FUND COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	March 2, 1989
Fiscal Year End	June 30
Net Assets as of 6/30/2008 (In Thousands)	$1,024,435
Primary Benchmark	Russell Midcap Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Diversified Mid Cap Growth Fund, which seeks growth of capital and, secondarily, current income by investing primarily in equity securities,* returned –2.97%** (Select Class Shares) for the 12 months ended June 30, 2008, compared to the –6.42% return for the Russell Midcap Growth Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the consumer discretionary, auto/transportation and producer durables sectors. Volatility during the period made investors nervous, causing them to avoid investments with higher risk/reward potential (equities, higher-yielding bonds) and seek the relative safety of “less risky” assets (U.S. Treasury bonds, cash).

At the individual stock level, Southwestern Energy Co., a natural gas exploration and production company, contributed to performance. The company’s shares rose in late April after it posted better-than-expected increases in earnings and net income for the first quarter, citing significant growth in production volumes from its Fayetteville Shale field and higher realized natural gas prices. MasterCard Inc., which serves consumers and businesses with a range of payment services, also helped returns. The company’s shares rose after first-quarter profit for 2008 more than doubled due to increased consumer spending. Forest Oil Corp., another natural gas exploration and production company, aided performance. The company’s shares advanced on its discovery of a natural gas deposit in Quebec, which is believed to hold as much as 4.1 trillion cubic feet of reserves.

On the negative side, an overweight in the healthcare sector and an underweight in both the technology and consumer staples sectors hurt returns. At the individual stock level, VeriFone Holdings Inc., a global technology provider, detracted from performance. The company’s shares declined after it had to restate earnings for the nine-month period ended July 31, 2007, due to accounting errors. In the restated earnings report, pretax profit was nearly $30 million lower then previously reported. Security Capital Assurance Ltd., which provides financial guaranty insurance, reinsurance and other credit enhancement products, also hurt returns. The company’s shares declined after it announced a net loss of $89.8 million in the third-quarter of 2007 due to significant write-downs on credit derivatives. National Financial Partners Corp., which distributes a range of financial products and services, hindered performance. The company slashed its expectations significantly for annual percentage profit growth due to lower-than-anticipated revenue at some large retail firms.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We looked for dominant franchises with predictable business models deemed capable of achieving sustained growth. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation. We attempted to maintain sector diversification in the Fund by avoiding large allocations that are contingent on macroeconomic or sector trends.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	MasterCard, Inc., Class A	2.7%
2.	Amphenol Corp., Class A	2.5
3.	Forest Oil Corp.	2.2
4.	Roper Industries, Inc.	2.0
5.	tw telecom, inc.	2.0
6.	Helmerich & Payne, Inc.	1.8
7.	Cabot Oil & Gas Corp.	1.8
8.	Questar Corp.	1.7
9.	Waste Connections, Inc.	1.7
10.	Corrections Corp. of America	1.6

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	20.6%
Industrials	20.2
Energy	13.8
Health Care	13.7
Consumer Discretionary	11.4
Financials	9.6
Materials	3.2
Telecommunication Services	2.0
Utilities	1.7
Consumer Staples	1.4
Short-Term Investment	2.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2008. The Fund’s composition is subject to change.

4   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		(3.22)%	11.24%	7.97%
With Sales Charge*		(8.30)	10.04	7.39
CLASS B SHARES	1/14/94
Without CDSC		(3.84)	10.49	7.35
With CDSC**		(8.84)	10.22	7.35
CLASS C SHARES	11/4/97
Without CDSC		(3.85)	10.48	7.28
With CDSC***		(4.85)	10.48	7.28
SELECT CLASS SHARES	3/2/89	(2.97)	11.51	8.27
ULTRA SHARES	2/22/05	(2.88)	11.60	8.31

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/98 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Ultra Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Ultra Shares would have been different than those shown because Ultra Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Diversified Mid Cap Growth Fund, the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index from June 30, 1998 to June 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   5

JPMorgan Diversified Mid Cap Value Fund

FUND COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	March 2, 1989
Fiscal Year End	June 30
Net Assets as of 6/30/2008 (In Thousands)	$303,368
Primary Benchmark	Russell Midcap Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Diversified Mid Cap Value Fund, which seeks capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities,* returned –15.59%** (Select Class Shares) for the 12 months ended June 30, 2008, compared to the –17.09% return for the Russell Midcap Value Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the financial and consumer discretionary sectors. Volatility during the period made investors nervous, causing them to avoid investments with higher risk/reward potential (equities, higher-yielding bonds) and seek the relative safety of “less risky” assets (U.S. Treasury bonds, cash).

At the individual stock level, Devon Energy Corp., an oil and natural gas exploration and production company, helped returns. The company’s shares rose on news that it delivered better-than-expected organic growth and raised its production targets. Additionally, the company continued to benefit from future production through discoveries in the Gulf of Mexico, Canadian oil sands and natural gas fields in Texas. Penn Virginia Corp., an oil and gas exploration and production company, also aided performance. The company’s shares rose on strong first-quarter earnings and future guidance, with expectations of increasing production volumes and lower costs. In addition, the company benefited from its geographically diverse business model, with operations in the central and eastern part of the United States.

On the negative side, stock selection and underweights in both the materials and energy sectors hurt returns. At the individual stock level, specialty vehicle maker Oshkosh Corp. detracted from performance. The company’s shares declined after management reduced guidance, citing lower-than-expected sales in North America and Europe due to softer residential construction and general economic weakness. The stock was impacted by the slowdown in construction activity and declining municipal budgets. FirstFed Financial Corp., a savings and loan holding company, also hurt returns. The company faced accelerating credit losses due to weak housing and credit markets. Additionally, net interest margins contracted while non-performing assets increased, causing the company to book higher loss reserves.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We looked for undervalued companies that had the potential to grow intrinsic value per share. The research process was designed to find quality companies that generally had a sustainable competitive position, high returns on invested capital and management committed to enhancing shareholder value. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Loews Corp.	1.6%
2.	AutoZone, Inc.	1.5
3.	Safeway, Inc.	1.5
4.	American Electric Power Co., Inc.	1.5
5.	Devon Energy Corp.	1.4
6.	Everest Re Group Ltd., (Bermuda)	1.4
7.	Alliant Techsystems, Inc.	1.4
8.	Community Health Systems, Inc.	1.4
9.	PG&E Corp.	1.3
10.	Fortune Brands, Inc.	1.3

PORTFOLIO COMPOSITION BY SECTOR***

Financials	24.0%
Consumer Discretionary	19.3
Utilities	13.1
Energy	11.0
Industrials	8.0
Consumer Staples	7.0
Materials	6.0
Information Technology	5.0
Health Care	4.3
Telecommunication Services	2.1
Short-Term Investment	0.2

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2008. The Fund’s composition is subject to change.

6   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		(15.81)%	10.20%	7.53%
With Sales Charge*		(20.23)	9.02	6.95
CLASS B SHARES	1/14/94
Without CDSC		(16.25)	9.52	6.89
With CDSC**		(21.25)	9.25	6.89
CLASS C SHARES	3/22/99
Without CDSC		(16.32)	9.50	6.80
With CDSC***		(17.32)	9.50	6.80
SELECT CLASS SHARES	3/2/89	(15.59)	10.48	7.78
ULTRA SHARES	2/22/05	(15.50)	10.59	7.83

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/98 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class C Shares and Ultra Shares prior to their inception date are based on the performance of Select Class Shares. Historical Class C Shares performance has been adjusted to reflect the differences in expenses and sales charges between classes prior to the class inception. The actual returns of Ultra Shares would have been different than those shown because Ultra Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Diversified Mid Cap Value Fund, the Russell Midcap Value Index and the Lipper Mid-Cap Value Funds Index from June 30, 1998 to June 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   7

JPMorgan Growth Advantage Fund

FUND COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	October 29, 1999
Fiscal Year End	June 30
Net Assets as of 6/30/2008 (In Thousands)	$489,162
Primary Benchmark	Russell 3000 Growth Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Growth Advantage Fund, which seeks to provide long-term capital growth,* returned –0.61** (Class A Shares, no sales charge) for the 12 months ended June 30, 2008, compared to the –6.38% return for the Russell 3000 Growth Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the financial service and energy sectors. Volatility during the period made investors nervous, causing them to avoid investments with higher risk/reward potential (equities, higher-yielding bonds) and seek the relative safety of “less risky” assets (U.S. Treasury bonds, cash).

At the individual stock level, Southwestern Energy Co., a natural gas exploration and production company, contributed to performance. The company’s shares rose in late April after it posted a better-than-expected increase in earnings and net income for the first quarter, citing significant growth in production volumes from its Fayetteville Shale field and higher realized natural gas prices. MasterCard Inc., which serves consumers and businesses with a range of payment services, also helped returns. The company’s shares rose after first-quarter profit for 2008 more than doubled due to an increase in consumer spending. Forest Oil Corp., another natural gas exploration and production company, aided performance. The company’s shares advanced on its discovery of a natural gas deposit in Quebec, which is believed to hold as much as 4.1 trillion cubic feet of reserves.

On the negative side, stock selection in the consumer staples sector and an underweight in the integrated oils sector hurt performance. At the individual stock level, VeriFone Holdings Inc., a global technology provider, detracted from performance. The company’s shares declined after it had to restate earnings for the nine-month period ended July 31, 2007, due to accounting errors. In the restated earnings report, pretax profit was nearly $30 million lower then previously reported. Whole Foods Market Inc., a natural and organic foods supermarket chain, also hurt returns. Expenses related to the acquisition and integration of Wild Oats Markets Inc., which caused profits to decline in the second quarter of 2008, hurt the company’s stock price. Cbeyond Inc., which provides managed Internet protocol-based communications services, hindered performance. The company’s shares fell after its 2008 revenue forecast trailed analysts’ average estimate.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We looked for dominant franchises with predictable business models deemed capable of achieving sustained growth. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation. We attempted to maintain sector diversification in the Fund by avoiding large allocations that are contingent on macroeconomic or sector trends.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Apple, Inc.	3.0%
2.	Monsanto Co.	2.3
3.	Amphenol Corp., Class A	2.3
4.	MasterCard, Inc., Class A	2.3
5.	Roper Industries, Inc.	2.1
6.	Microsoft Corp.	2.1
7.	Google, Inc., Class A	1.9
8.	Forest Oil Corp.	1.9
9.	Abbott Laboratories	1.8
10.	tw telecom, inc.	1.7

PORTFOLIO COMPOSITION BY SECTOR***

Information Technology	26.7%
Industrials	17.3
Health Care	14.8
Consumer Discretionary	11.8
Financials	10.0
Energy	8.4
Materials	4.3
Telecommunication Services	1.7
Utilities	1.6
Short-Term Investment	3.4

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The performance of the Class A Shares including a sales charge was –5.79%. The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2008. The Fund’s composition is subject to change.

8   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	10/29/99
Without Sales Charge		(0.61)%	14.42%	(2.09)%
With Sales Charge*		(5.79)	13.20	(2.70)
CLASS B SHARES	10/29/99
Without CDSC		(1.29)	13.62	(2.71)
With CDSC**		(6.29)	13.38	(2.71)
CLASS C SHARES	5/1/06
Without CDSC		(1.16)	13.65	(2.75)
With CDSC***		(2.16)	13.65	(2.75)
SELECT CLASS SHARES	5/1/06	(0.49)	14.54	(2.04)

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (10/29/99 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on October 29, 1999.

As of 8/17/05, the Fund changed its name, investment objective, certain investment policies and benchmark. Prior to that time, the Fund operated as JPMorgan Mid Cap Growth Fund. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to 8/17/05 might be less pertinent for investors considering whether to purchase shares of the Fund. The performance for the Class A and Class B Shares before 3/23/01 is based on the performance of the Class A and Class B Shares of the Fund’s predecessor, H&Q IPO & Emerging Company Fund, a series of Hambrecht & Quist Fund Trust, which transferred all of its assets and liabilities to the Fund pursuant to a reorganization on that date. The predecessor’s investment program was identical to that of the Fund prior to 12/3/01. The predecessor’s Class A and Class B expenses were substantially similar to those of Class A and Class B of the Fund. Returns for the Class C Shares prior to their inception date are based on the performance of Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for the Select Class Shares prior to their inception date are based on the performance of Class A Shares. During this period, the actual returns of Select Class Shares would have been different because Select Class Shares have different expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index from October 29, 1999 to June 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Growth Index is an unmanaged index, which measures the performance of those Russell 3000 Index companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the since inception total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   9

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	January 1, 1997
Fiscal Year End	June 30
Net Assets as of 6/30/2008 (In Thousands)	$189,589
Primary Benchmark	Russell Midcap Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Mid Cap Equity Fund, whose objective is long-term capital growth,* returned –8.19%** (Select Class Shares) for the 12 months ended June 30, 2008, compared to the –11.19% return for the Russell Midcap Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the consumer discretionary and financial sectors. Volatility during the period made investors nervous, causing them to avoid investments with higher risk/reward potential (equities, higher-yielding bonds) and seek the relative safety of “less risky” assets (U.S. Treasury bonds, cash).

At the individual stock level, Devon Energy Corp., an oil and natural gas exploration and production company, contributed to performance. The company’s shares rose on news that it delivered better-than-expected organic growth and raised its production targets. Additionally, the company continued to benefit from future production through discoveries in the Gulf of Mexico, Canadian oil sands and natural gas fields in Texas. Energen Corp., an energy holding company, also helped returns. The company’s shares rose on improved production and higher commodity prices due to increased demand for natural gas. In addition, the company hedged a significant amount of its production, which isolated earnings from the volatility of energy prices.

On the downside, stock selection and underweights in both the energy and materials sectors hurt returns. At the individual stock level, Coventry Health Care Inc., the sixth-largest U.S. health insurer by market value, detracted from performance. The company’s shares declined following profit warnings and reduced 2008 outlooks from several industry players. These events sparked a broad sell-off, as fears of a downturn in business fundamentals for the managed care industry increased. These trends eventually caught up to the company, as it announced higher medical costs in its Medicare and commercial risk businesses as well as reduced revenue growth expectations. Specialty vehicle maker Oshkosh Corp. also hurt returns. The company’s shares declined after management reduced guidance, citing lower-than-expected sales in North America and Europe due to softer residential construction and general economic weakness. The stock was impacted by the slowdown in construction activity and declining municipal budgets.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We looked for dominant franchises with predictable business models deemed capable of achieving sustained growth and undervalued companies with the potential to grow their intrinsic value per share. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Questar Corp.	1.6%
2.	Amphenol Corp., Class A	1.6
3.	MasterCard, Inc., Class A	1.3
4.	Williams Cos., Inc.	1.2
5.	Forest Oil Corp.	1.1
6.	Roper Industries, Inc.	1.0
7.	tw telecom, inc.	1.0
8.	Assurant, Inc.	1.0
9.	Coventry Health Care, Inc.	0.9
10.	WABCO Holdings, Inc.	0.9

PORTFOLIO COMPOSITION BY SECTOR***

Financials	16.5%
Consumer Discretionary	14.7
Industrials	13.8
Information Technology	13.1
Energy	11.0
Health Care	9.6
Utilities	7.4
Materials	4.2
Consumer Staples	3.6
Telecommunication Services	2.5
Short-Term Investment	3.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2008. The Fund’s composition is subject to change.

10   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
SELECT CLASS SHARES	1/1/97	(8.19)%	11.89%	8.90%

TEN YEAR FUND PERFORMANCE (6/30/98 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in the JPMorgan Mid Cap Equity Fund, the Russell Midcap Index, and the Lipper Mid-Cap Core Funds Index from June 30, 1998 to June 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Index is an unmanaged index, which measures the performance of the 800 smallest companies of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an Index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   11

JPMorgan Mid Cap Value Fund

FUND COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	November 13, 1997
Fiscal Year End	June 30
Net Assets as of 6/30/2008 (In Thousands)	$5,847,024
Primary Benchmark	Russell Midcap Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Mid Cap Value Fund, which seeks growth from capital appreciation,* returned –13.25%** (Institutional Class Shares) for the 12 months ended June 30, 2008, compared to the –17.09% return for the Russell Midcap Value Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due mostly to stock selection in the financial and consumer discretionary sectors. We are very proud of the fact that shareholders have enjoyed positive returns in the Fund’s first ten calendar years of existence. However, for the last twelve months, the Fund has experienced losses largely associated with the volatility occurring within the financial sector.

Our stock selection within banks was a positive contributor to performance relative to the benchmark, despite the fact that the banks we own have been under downward pressure. We prefer banks with a low cost retail deposit base combined with a high quality commercial loan portfolio, preferably with minimal exposure to real estate construction. We continue to believe that Cullen Frost, M&T Bank, Wilmington Trust and People’s United have such desirable traits. Also within financials, the Fund’s insurance holdings have declined on concerns about the credit quality of their investment portfolios. For the most part, the insurance names we own have avoided many of the toxic investments associated with current credit market disruptions. As a result, our stock selection in insurance was also a positive contributor to our outperformance.

The Fund’s stock selection and underweight to the energy sector, as well as stock selection to the materials sector, were detractors to relative performance. While our energy holdings produced positive returns, our positioning in the exploration and production of natural gas as opposed to crude oil negatively impacted results.

As an investor facing volatile markets, one of the most difficult judgments is to differentiate between cyclical and secular forces. One area we believe this may be occurring is within the price of commodities, as not owning commodity driven businesses negatively impacted our results. The Fund tends not to invest in businesses whose revenues and earnings strongly correlate with commodity prices as it is our belief that the earnings and cash flow streams are too volatile for our investment criteria.

Q:	HOW WAS THE FUND MANAGED?

A:	Our investment process seeks to identify companies with predictable and durable business models deemed capable of achieving sustainable growth. While significant headwinds remained, we were consistent in the application of our investment process. As value investors, we used opportunities of strength to trim holdings where we felt prudent to preserve gains and redeployed proceeds into areas that we deemed out of favor.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Williams Cos., Inc.	2.4%
2.	Assurant, Inc.	2.1
3.	Genuine Parts Co.	1.9
4.	Helix Energy Solutions Group, Inc.	1.8
5.	AutoZone, Inc.	1.8
6.	Fortune Brands, Inc.	1.8
7.	American Electric Power Co., Inc.	1.8
8.	M&T Bank Corp.	1.7
9.	Energen Corp.	1.7
10.	Old Republic International Corp.	1.6

PORTFOLIO COMPOSITION BY SECTOR***

Financials	24.3%
Consumer Discretionary	18.5
Utilities	13.4
Energy	8.4
Industrials	7.6
Information Technology	6.0
Consumer Staples	5.9
Health Care	5.7
Materials	5.4
Telecommunication Services	3.2
Short-Term Investment	1.6

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of June 30, 2008. The Fund’s composition is subject to change.

12   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/30/01
Without Sales Charge		(13.70)%	10.49%	12.87%
With Sales Charge*		(18.25)	9.30	12.26
CLASS B SHARES	4/30/01
Without CDSC		(14.14)	9.89	12.38
With CDSC**		(19.14)	9.61	12.38
CLASS C SHARES	4/30/01
Without CDSC		(14.15)	9.88	12.40
With CDSC***		(15.15)	9.88	12.40
SELECT CLASS SHARES	10/31/01	(13.46)	10.77	13.09
INSTITUTIONAL CLASS SHARES	11/13/97	(13.25)	11.04	13.28

*	Sales Charge for Class A Shares is 5.25%.

**	Assume 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR FUND PERFORMANCE (6/30/98 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class A, Class B, Class C and Select Class Shares prior to their inception date are based on the performance of Institutional Class Shares. During these periods, the actual returns of Class A, Class B, Class C and Select Class Shares would have been lower than shown because Class A, Class B, Class C and Select Class Shares have higher expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Mid Cap Value Fund, the Russell Midcap Value Index, and the Lipper Mid-Cap Value Funds Index from June 30, 1998 to June 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Value Index is an unmanaged index that measures the performance of those Russell Midcap companies included in the Russell Midcap Index that have lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   13

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	May 23, 2003
Fiscal Year End	June 30
Net Assets as of 6/30/2008 (In Thousands)	$1,118,474
Primary Benchmark	Merrill Lynch 3-Month U.S. Treasury Bill Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Multi-Cap Market Neutral Fund, which seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance,* returned –3.73%** (Select Class Shares) over the 12 months ended June 30, 2008, compared to the 3.63% return for the Merrill Lynch 3-Month U.S. Treasury Bill Index over the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund underperformed its benchmark for the period. The two main drivers of its stock selection process are valuation and fundamentals. The fundamentals component was effective in the Fund’s long and short portfolios, while the valuation component was ineffective in both strategies. Overall, the stock selection process contributed in the short strategy but detracted in the long portfolio.

We assign each of the Fund’s stocks to one of five super-sectors: consumer, financial, industrial, technology and healthcare. During the year, the stock selection process generated positive returns in two super-sectors: consumer and industrial.

We continued to follow a sector-neutral approach whereby we attempted to pick the best stocks and industries within each of 20 sectors. At fiscal year-end, our top three industry overweights included property and casualty insurance, apparel and footwear, and semiconductor contract manufacturing. Our top three industry underweights included brokers, core semiconductor companies, and food and drug.

Q:	HOW WAS THE FUND MANAGED?

A:	We ranked stocks within a universe of approximately 1,300 large-cap, mid-cap and high-end small-cap stocks. We owned more than 400 positions each on both the long and short sides of the Fund during the period. The Fund was extremely well diversified and sector-neutral. No individual stock had a material impact on the Fund. In essence, we went long on inexpensive stocks with improving fundamentals and short on expensive stocks with deteriorating fundamentals. Since the Fund’s inception (five years and one month), it has outperformed its benchmark by 0.45% net with a realized tracking error of 3.45%.

TOP TEN LONG POSITIONS OF THE PORTFOLIO***

1.	ENSCO International, Inc.	0.5%
2.	Oil States International, Inc.	0.5
3.	Olin Corp.	0.5
4.	Unit Corp.	0.5
5.	Swift Energy Co.	0.5
6.	Gardner Denver, Inc.	0.5
7.	Noble Corp.	0.5
8.	Terra Industries, Inc.	0.5
9.	Grey Wolf, Inc.	0.5
10.	National Oilwell Varco, Inc.	0.5

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****

1.	Flir Systems, Inc.	0.6%
2.	Energy Conversion Devices, Inc.	0.5
3.	Weatherford International, Inc.	0.5
4.	Savient Pharmaceuticals, Inc.	0.5
5.	IDEX Corp.	0.5
6.	Marsh & McLennan Cos., Inc.	0.5
7.	Bed Bath & Beyond, Inc.	0.5
8.	Dril-Quip, Inc.	0.4
9.	Knight Transportation, Inc.	0.4
10.	EXCO Resources, Inc.	0.4

14   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

LONG POSITIONS PORTFOLIO COMPOSITION BY SECTOR***

Industrials	16.8%
Consumer Discretionary	16.2
Information Technology	13.1
Energy	11.7
Financials	10.5
Health Care	10.5
Materials	7.2
Utilities	4.8
Consumer Staples	4.4
Telecommunication Services	1.3
Short-Term Investment	3.5

SHORT POSITIONS PORTFOLIO COMPOSITION BY SECTOR****

Information Technology	16.2%
Industrials	15.6
Consumer Discretionary	12.9
Energy	12.0
Health Care	11.3
Financials	10.6
Materials	6.9
Utilities	6.6
Consumer Staples	6.2
Telecommunication Services	1.7

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total long investments as of June 30, 2008. The Fund’s composition is subject to change.

****	Percentages indicated are based upon total short investments as of June 30, 2008. The Fund’s composition is subject to change.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   15

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY
AS OF JUNE 30, 2008 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/23/03
Without Sales Charge		(4.00)%	3.23%	3.26%
With Sales Charge*		(9.02)	2.11	2.18
CLASS B SHARES	5/23/03
Without CDSC		(4.77)	2.46	2.49
With CDSC**		(9.77)	2.10	2.32
CLASS C SHARES	5/23/03
Without CDSC		(4.71)	2.48	2.51
With CDSC***		(5.71)	2.48	2.51
SELECT CLASS SHARES	5/23/03	(3.73)	3.50	3.53

*	Sales Charge for Class A Shares is 5.25%.

**	Assume 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.

***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/23/03 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 23, 2003.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Multi-Cap Market Neutral Fund, the Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Equity Market Neutral Funds Average from May 23, 2003 to June 30, 2008. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Equity Market Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Merrill Lynch 3-Month U.S. Treasury Bill Index is a one-security index which, at the beginning of every month, selects for inclusion the bill maturing closest to, but not beyond, 91 days from that date. That issue is then held for one month, sold and rolled into a new bill. The Lipper Equity Market Neutral Funds Average is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net assets value in accordance with accounting principles generally accepted in the United States of America.

16   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

JPMorgan Value Advantage Fund

FUND COMMENTARY
AS OF JUNE 30, 2008 (Unaudited)

FUND FACTS

Fund Inception	February 28, 2005
Fiscal Year End	June 30
Net Assets as of 6/30/2008 (In Thousands)	$403,923
Primary Benchmark	Russell 3000 Value Index

Q:	HOW DID THE FUND PERFORM?

A:	The JPMorgan Value Advantage Fund, which seeks to provide long-term total return from a combination of income and capital gains,* returned –14.86%** (Class C Shares, no sales charge) for the 12 months ended June 30, 2008, compared to the –19.02% for the Russell 3000 Value Index for the same period.

Q:	WHY DID THE FUND PERFORM THIS WAY?

A:	The Fund outperformed its benchmark for the period due primarily to stock selection in the financial and information technology sectors. Volatility during the period made investors nervous, causing them to avoid investments with higher risk/reward potential (equities, higher-yielding bonds) and seek the relative safety of “less risky” assets (U.S. Treasury bonds, cash).

At the individual stock level, Devon Energy Corp., an oil and natural gas exploration and production company, helped returns. The company’s shares rose on news that it delivered better-than-expected organic growth and raised its production targets. Additionally, the company continued to benefit from future production through discoveries in the Gulf of Mexico, Canadian oil sands and natural gas fields in Texas. Cleveland-Cliffs Inc., a mining company, also contributed to performance. The company’s shares rose on higher global demand and stronger pricing for iron ore and coal. In addition, the company was able to initiate price increases on expiring contracts, bringing them in line with current market prices.

On the downside, an underweight in both the energy and utility sectors hurt returns. At the individual stock level, United Community Bank detracted from performance. Management lowered future guidance and announced a loan-loss provision due to the company’s exposure to a fraudulent residential developer in North Carolina. Earnings declined on slower loan growth, margin compression and higher credit costs. Additionally, the company provided a negative outlook as the housing and construction markets deteriorated further. Wachovia Bank, a diversified financial services company, also hindered returns. The company’s shares declined due to large write-downs related to its leveraged lending business and higher credit costs. In addition, the company restated first-quarter earnings due to a write-down in an insurance agreement that was applied retroactively.

Q:	HOW WAS THE FUND MANAGED?

A:	We employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. We looked for undervalued companies that had the potential to grow intrinsic value per share. The research process was designed to find companies with predictable and durable business models deemed capable of achieving sustainable growth. Potential investments were subjected to rigorous financial analysis and a disciplined approach to valuation.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.	Devon Energy Corp.	4.2%
2.	W.P. Carey & Co. LLC	3.3
3.	SEACOR Holdings, Inc.	3.0
4.	ProAssurance Corp.	3.0
5.	National Healthcare Corp.	2.7
6.	National Health Investors, Inc.	2.7
7.	Teekay Corp., (Bahamas)	2.6
8.	Williams Cos., Inc.	2.5
9.	Agree Realty Corp.	2.4
10.	Telephone & Data Systems, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***

Financials	34.3%
Consumer Discretionary	17.6
Energy	16.0
Consumer Staples	6.0
Health Care	5.5
Industrials	5.1
Telecommunication Services	3.4
Materials	3.0
Information Technology	2.5
Utilities	2.2
Investment Company	1.3
Short-Term Investment	3.1

*	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

**	The performance of the Class C Shares including a sales charge was –15.86%. The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

***	Percentages indicated are based upon total investments as of June 30, 2008. The Fund’s composition is subject to change.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   17

JPMorgan Value Advantage Fund

FUND COMMENTARY
AS OF JUNE 30, 2008 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2008

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/05
Without Sales Charge		(14.42)%	5.44%	5.86%
With Sales Charge*		(18.90)	3.55	4.16
CLASS C SHARES	2/28/05
Without CDSC		(14.86)	4.92	5.33
With CDSC**		(15.86)	4.92	5.33
SELECT CLASS SHARES	2/28/05	(14.19)	5.72	6.13
INSTITUTIONAL CLASS SHARES	2/28/05	(13.97)	5.77	6.21

*	Sales Charge for Class A Shares is 5.25%.

**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/05 TO 6/30/08)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2005.

The graph illustrates comparative performance for $10,000 invested in Class C Shares of the JPMorgan Value Advantage Fund, the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index from February 28, 2005 to June 30, 2008. The Fund has changed the class used in the graph from Class A to Class C because Class C is now the Fund’s largest class and both classes commenced operations at the same time. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 Index companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class C Shares have a $1,000 minimum initial investment and carry a 1.00% CDSC for the one year period after investment and 0% thereafter.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

JPMorgan Capital Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.2%
	Common Stocks — 99.2%
	Aerospace & Defense — 1.1%
113	Precision Castparts Corp.	10,936
	Auto Components — 3.1%
200	BorgWarner, Inc.	8,878
759	Gentex Corp. (c)	10,964
208	WABCO Holdings, Inc.	9,662
		29,504
	Automobiles — 1.0%
258	Harley-Davidson, Inc.	9,341
	Biotechnology — 2.0%
229	BioMarin Pharmaceutical, Inc. (a) (c)	6,642
193	Celgene Corp. (a)	12,341
		18,983
	Capital Markets — 6.3%
89	Affiliated Managers Group, Inc. (a)	8,021
334	Investment Technology Group, Inc. (a)	11,163
132	Northern Trust Corp.	9,025
655	Och-Ziff Capital Management Group LLC, Class A	12,443
161	T. Rowe Price Group, Inc.	9,094
616	TD AMERITRADE Holding Corp. (a)	11,143
		60,889
	Chemicals — 2.2%
238	Ecolab, Inc.	10,228
299	Rockwood Holdings, Inc. (a)	10,411
		20,639
	Commercial Services & Supplies — 5.4%
583	Corrections Corp. of America (a)	16,001
112	FTI Consulting, Inc. (a)	7,688
236	Stericycle, Inc. (a)	12,184
511	Waste Connections, Inc. (a)	16,320
		52,193
	Communications Equipment — 2.9%
202	CommScope, Inc. (a)	10,649
176	Harris Corp.	8,884
355	Juniper Networks, Inc. (a)	7,883
		27,416
	Computers & Peripherals — 0.7%
360	Seagate Technology, (Cayman Islands)	6,886
	Construction & Engineering — 1.4%
222	Shaw Group, Inc. (The) (a)	13,745
	Diversified Consumer Services — 0.8%
92	ITT Educational Services, Inc. (a) (c)	7,619
	Diversified Financial Services — 2.3%
422	Interactive Brokers Group, Inc. (a) (c)	13,568
77	IntercontinentalExchange, Inc. (a)	8,755
		22,323
	Diversified Telecommunication Services — 2.1%
1,232	tw telecom, inc. (a)	19,754
	Electrical Equipment — 4.0%
35	First Solar, Inc. (a)	9,415
152	General Cable Corp. (a)	9,238
303	Roper Industries, Inc.	19,940
		38,593
	Electronic Equipment & Instruments — 5.1%
553	Amphenol Corp., Class A	24,836
268	Dolby Laboratories, Inc., Class A (a)	10,805
328	Flir Systems, Inc. (a) (c)	13,313
		48,954
	Energy Equipment & Services — 7.2%
274	Cameron International Corp. (a)	15,170
162	Exterran Holdings, Inc. (a) (c)	11,576
240	Helmerich & Payne, Inc.	17,280
157	National Oilwell Varco, Inc. (a)	13,911
147	Oceaneering International, Inc. (a)	11,332
		69,269
	Food & Staples Retailing — 0.5%
203	Whole Foods Market, Inc. (c)	4,813
	Food Products — 1.0%
129	Wm. Wrigley, Jr., Co.	10,003
	Gas Utilities — 1.7%
231	Questar Corp.	16,445
	Health Care Equipment & Supplies — 3.5%
319	Dentsply International, Inc.	11,755
529	Hologic, Inc. (a) (c)	11,522
208	IDEXX Laboratories, Inc. (a)	10,156
		33,433
	Health Care Providers & Services — 3.8%
186	Coventry Health Care, Inc. (a)	5,657
224	DaVita, Inc. (a)	11,891
167	Humana, Inc. (a)	6,651
431	VCA Antech, Inc. (a)	11,973
		36,172

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   19

JPMorgan Capital Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Technology — 1.2%
252	Cerner Corp. (a) (c)	11,395
	Hotels, Restaurants & Leisure — 1.2%
115	Panera Bread Co., Class A (a)	5,320
191	WMS Industries, Inc. (a) (c)	5,689
		11,009
	Industrial Conglomerates — 1.2%
186	McDermott International, Inc. (a)	11,513
	Insurance — 1.1%
313	Philadelphia Consolidated Holding Co. (a)	10,646
	Internet Software & Services — 0.8%
218	Akamai Technologies, Inc. (a)	7,588
	IT Services — 3.8%
355	Genpact Ltd., (Bermuda) (a) (c)	5,300
99	MasterCard, Inc., Class A	26,194
413	VeriFone Holdings, Inc. (a) (c)	4,941
		36,435
	Life Sciences Tools & Services — 3.0%
155	Covance, Inc. (a)	13,371
182	Illumina, Inc. (a) (c)	15,855
		29,226
	Machinery — 5.1%
143	AGCO Corp. (a)	7,489
142	Bucyrus International, Inc.	10,391
139	Cummins, Inc.	9,137
257	Kaydon Corp. (c)	13,226
219	Pall Corp.	8,693
		48,936
	Media — 2.1%
298	John Wiley & Sons, Inc., Class A	13,397
100	Morningstar, Inc. (a) (c)	7,188
		20,585
	Metals & Mining — 1.1%
157	Century Aluminum Co. (a) (c)	10,464
	Oil, Gas & Consumable Fuels — 6.8%
253	Cabot Oil & Gas Corp.	17,168
293	Forest Oil Corp. (a)	21,812
118	Peabody Energy Corp.	10,376
336	Southwestern Energy Co. (a)	15,999
		65,355
	Pharmaceuticals — 0.5%
101	Shire plc, ADR (United Kingdom) (c)	4,957
	Road & Rail — 2.2%
321	J.B. Hunt Transport Services, Inc. (c)	10,672
164	Norfolk Southern Corp.	10,299
		20,971
	Semiconductors & Semiconductor Equipment — 3.9%
342	Broadcom Corp., Class A (a)	9,329
199	KLA-Tencor Corp.	8,088
177	MEMC Electronic Materials, Inc. (a)	10,889
490	NVIDIA Corp. (a)	9,165
		37,471
	Software — 3.7%
346	Amdocs Ltd., (United Kingdom) (a) (c)	10,166
253	ANSYS, Inc. (a) (c)	11,908
190	Electronic Arts, Inc. (a)	8,439
330	Nuance Communications, Inc. (a) (c)	5,171
		35,684
	Specialty Retail — 3.4%
92	Best Buy Co., Inc.	3,641
516	Foot Locker, Inc.	6,424
322	J Crew Group, Inc. (a) (c)	10,641
395	Urban Outfitters, Inc. (a)	12,328
		33,034
	Total Long-Term Investments (Cost $819,085)	953,179
Short-Term Investment — 2.5%
	Investment Company — 2.5%
23,659	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $23,659)	23,659

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 7.2%
	Corporate Notes — 3.1%
5,850	Alliance and Leicester plc, (United Kingdom), VAR, 2.47%, 09/05/08	5,850
6,000	Banque Federative du Credit Mutuel, (France), VAR, 2.49%, 08/13/08	6,000
7,000	Beta Finance, Inc., VAR, 2.13%, 02/20/09 (e) (i) (s)	6,913

SEE NOTES TO FINANCIAL STATEMENTS.

20   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — Continued
	Corporate Notes — Continued
6,000	Macquarie Bank Ltd., (Australia), VAR, 2.51%, 08/20/08	6,000
6,000	Metropolitan Life Global Funding I, VAR, 2.48%, 08/21/08	6,000

		30,763
	Repurchase Agreements — 4.1%
13,422	Barclays Capital, Inc., 2.70%, dated 06/30/08, due 07/01/08, repurchase price $13,423, collateralized by U.S. Government Agency Mortgages	13,422
10,000	Citigroup Global Markets, Inc., 2.51%, dated 06/30/08, due 07/01/08, repurchase price $10,001, collateralized by U.S. Government Agency Mortgages	10,000
10,000	Deutsche Bank Securities, Inc., 2.80%, dated 06/30/08, due 07/01/08, repurchase price $10,001, collateralized by U.S. Government Agency Mortgages	10,000
5,000	Merrill Lynch Securities, 2.10%, dated 06/30/08, due 07/01/08, repurchase price $5,000, collateralized by U.S. Government Agency Mortgages	5,000
		38,422
	Total Investments of Cash Collateral for Securities on Loan (Cost $69,271)	69,185
	Total Investments — 108.9% (Cost $912,015)	1,046,023
	Liabilities in Excess of Other Assets — (8.9)%	(85,149)
	NET ASSETS — 100.0%	$960,874

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   21

JPMorgan Diversified Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 99.5%
	Common Stocks — 99.5%
	Aerospace & Defense — 1.1%
121	Precision Castparts Corp.	11,687
	Auto Components — 3.1%
214	BorgWarner, Inc.	9,491
813	Gentex Corp.	11,746
222	WABCO Holdings, Inc.	10,323
		31,560
	Automobiles — 1.0%
275	Harley-Davidson, Inc. (c)	9,986
	Biotechnology — 2.0%
240	BioMarin Pharmaceutical, Inc. (a)	6,964
207	Celgene Corp. (a)	13,192
		20,156
	Capital Markets — 6.4%
95	Affiliated Managers Group, Inc. (a)	8,576
357	Investment Technology Group, Inc. (a)	11,933
141	Northern Trust Corp.	9,648
700	Och-Ziff Capital Management Group LLC, Class A	13,303
172	T. Rowe Price Group, Inc.	9,725
659	TD AMERITRADE Holding Corp. (a)	11,913
		65,098
	Chemicals — 2.2%
254	Ecolab, Inc.	10,934
320	Rockwood Holdings, Inc. (a)	11,129
		22,063
	Commercial Services & Supplies — 5.5%
625	Corrections Corp. of America (a)	17,159
120	FTI Consulting, Inc. (a)	8,215
252	Stericycle, Inc. (a)	13,023
546	Waste Connections, Inc. (a)	17,445
		55,842
	Communications Equipment — 2.9%
216	CommScope, Inc. (a)	11,384
188	Harris Corp.	9,495
380	Juniper Networks, Inc. (a)	8,426
		29,305
	Computers & Peripherals — 0.7%
390	Seagate Technology, (Cayman Islands) (c)	7,465
	Construction & Engineering — 1.4%
238	Shaw Group, Inc. (The) (a)	14,696
	Diversified Consumer Services — 0.8%
99	ITT Educational Services, Inc. (a) (c)	8,147
	Diversified Financial Services — 2.3%
451	Interactive Brokers Group, Inc. (a) (c)	14,505
82	IntercontinentalExchange, Inc. (a)	9,359
		23,864
	Diversified Telecommunication Services — 2.1%
1,317	tw telecom, inc. (a) (c)	21,119
	Electrical Equipment — 4.0%
37	First Solar, Inc. (a)	10,075
162	General Cable Corp. (a)	9,877
324	Roper Industries, Inc.	21,317
		41,269
	Electronic Equipment & Instruments — 5.1%
592	Amphenol Corp., Class A	26,550
287	Dolby Laboratories, Inc., Class A (a)	11,550
351	Flir Systems, Inc. (a)	14,233
		52,333
	Energy Equipment & Services — 7.2%
293	Cameron International Corp. (a)	16,216
173	Exterran Holdings, Inc. (a)	12,378
257	Helmerich & Payne, Inc.	18,473
168	National Oilwell Varco, Inc. (a)	14,869
155	Oceaneering International, Inc. (a)	11,923
		73,859
	Food & Staples Retailing — 0.5%
218	Whole Foods Market, Inc. (c)	5,167
	Food Products — 1.0%
138	Wm. Wrigley, Jr., Co.	10,718
	Gas Utilities — 1.7%
247	Questar Corp.	17,581
	Health Care Equipment & Supplies — 3.5%
341	Dentsply International, Inc.	12,565
565	Hologic, Inc. (a) (c)	12,317
221	IDEXX Laboratories, Inc. (a)	10,790
		35,672
	Health Care Providers & Services — 3.8%
195	Coventry Health Care, Inc. (a)	5,932
239	DaVita, Inc. (a)	12,711
176	Humana, Inc. (a)	6,987
461	VCA Antech, Inc. (a)	12,800
		38,430

SEE NOTES TO FINANCIAL STATEMENTS.

22   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Health Care Technology — 1.2%
270	Cerner Corp. (a) (c)	12,184
	Hotels, Restaurants & Leisure — 1.1%
123	Panera Bread Co., Class A (a)	5,681
204	WMS Industries, Inc. (a)	6,082
		11,763
	Industrial Conglomerates — 1.2%
199	McDermott International, Inc. (a)	12,309
	Insurance — 1.1%
335	Philadelphia Consolidated Holding Co. (a)	11,380
	Internet Software & Services — 0.8%
233	Akamai Technologies, Inc. (a)	8,110
	IT Services — 3.8%
385	Genpact Ltd., (Bermuda) (a) (c)	5,749
105	MasterCard, Inc., Class A	27,994
457	VeriFone Holdings, Inc. (a) (c)	5,465
		39,208
	Life Sciences Tools & Services — 3.1%
166	Covance, Inc. (a)	14,298
195	Illumina, Inc. (a)	16,951
		31,249
	Machinery — 5.1%
153	AGCO Corp. (a)	8,003
152	Bucyrus International, Inc.	11,106
149	Cummins, Inc.	9,769
275	Kaydon Corp.	14,137
234	Pall Corp.	9,292
		52,307
	Media — 2.2%
318	John Wiley & Sons, Inc., Class A	14,323
107	Morningstar, Inc. (a)	7,686
		22,009
	Metals & Mining — 1.1%
168	Century Aluminum Co. (a)	11,189
	Oil, Gas & Consumable Fuels — 6.8%
271	Cabot Oil & Gas Corp.	18,354
313	Forest Oil Corp. (a)	23,324
126	Peabody Energy Corp.	11,090
359	Southwestern Energy Co. (a)	17,102
		69,870
	Pharmaceuticals — 0.5%
109	Shire plc, (United Kingdom), ADR (c)	5,372
	Road & Rail — 2.2%
343	J.B. Hunt Transport Services, Inc. (c)	11,408
176	Norfolk Southern Corp.	11,012
		22,420
	Semiconductors & Semiconductor Equipment — 3.9%
365	Broadcom Corp., Class A (a)	9,973
215	KLA-Tencor Corp.	8,765
189	MEMC Electronic Materials, Inc. (a)	11,644
523	NVIDIA Corp. (a)	9,798
		40,180
	Software — 3.7%
369	Amdocs Ltd., (United Kingdom) (a) (c)	10,867
270	ANSYS, Inc. (a)	12,732
203	Electronic Arts, Inc. (a)	9,020
353	Nuance Communications, Inc. (a) (c)	5,528
		38,147
	Specialty Retail — 3.4%
98	Best Buy Co., Inc.	3,889
552	Foot Locker, Inc.	6,868
345	J Crew Group, Inc. (a) (c)	11,374
423	Urban Outfitters, Inc. (a)	13,180
		35,311
	Total Long-Term Investments (Cost $872,097)	1,019,025
Short-Term Investment — 2.4%
	Investment Company — 2.4%
25,154	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (m) (Cost $25,154)	25,154

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 7.2%
	Certificate of Deposit — 0.4%
4,500	Calyon, New York, VAR, 2.15%, 03/15/10	4,444
	Corporate Notes — 5.1%
5,000	Banque Federative du Credit Mutuel, (France), VAR, 2.49%, 08/13/08	5,000
5,000	BBVA Senior Finance S.A., (Spain), VAR, 2.84%, 03/12/10 (e)	4,982
5,000	First Tennessee Bank N.A., VAR, 2.50%, 08/15/08	5,000

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   23

JPMorgan Diversified Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — Continued
	Corporate Notes — Continued
6,000	General Electric Capital Corp., VAR, 2.15%, 03/12/10	5,880
5,000	Macquarie Bank Ltd., (Australia), VAR, 2.51%, 08/20/08	5,000
1,000	Monumental Global Funding II, VAR, 2.15%, 03/26/10	938
7,000	Monumental Global Funding III, VAR, 2.69%, 05/24/10 (e)	6,879
5,000	National Rural Utilities Cooperative Finance Corp., VAR, 2.47%, 09/04/08	5,000
6,000	Nationwide Building Society, (United Kingdom), VAR, 2.51%, 07/03/08	6,000
2,000	Pricoa Global Funding I, VAR, 2.16%, 12/15/09	2,000
5,000	Pricoa Global Funding I, VAR, 2.48%, 08/27/08 (e)	5,000

		51,679
	Repurchase Agreements — 1.7%
7,828	Barclays Capital, Inc., 2.70%, dated 06/30/08, due 07/01/08, repurchase price $7,829, collateralized by U.S. Government Agency Mortgages	7,828
10,000	Merrill Lynch Securities, 2.10%, dated 06/30/08, due 07/01/08, repurchase price $10,001, collateralized by U.S. Government Agency Mortgages	10,000

		17,828
	Total Investments of Cash Collateral for Securities on Loan (Cost $74,327)	73,951
	Total Investments — 109.1% (Cost $971,578)	1,118,130
	Liabilities in Excess of Other Assets — (9.1)%	(93,695)
	NET ASSETS — 100.0%	$1,024,435

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

JPMorgan Diversified Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.4%
	Common Stocks — 98.4%
	Aerospace & Defense — 2.4%
41	Alliant Techsystems, Inc. (a)	4,124
21	Precision Castparts Corp.	2,060
51	Spirit Aerosystems Holdings, Inc., Class A (a)	969
		7,153
	Auto Components — 0.6%
37	WABCO Holdings, Inc.	1,705
	Beverages — 1.5%
33	Brown-Forman Corp., Class B	2,499
42	Fomento Economico Mexicano S.A.B. de C.V. ADR (Mexico)	1,916
		4,415
	Building Products — 1.2%
155	Owens Corning, Inc. (a)	3,531
	Capital Markets — 3.3%
34	Affiliated Managers Group, Inc. (a)	3,062
89	Charles Schwab Corp. (The)	1,832
81	Cohen & Steers, Inc. (c)	2,101
13	Northern Trust Corp.	905
37	T. Rowe Price Group, Inc.	2,100
		10,000
	Chemicals — 4.0%
82	Albemarle Corp.	3,268
14	Intrepid Potash, Inc. (a)	915
35	Lubrizol Corp.	1,626
41	PPG Industries, Inc.	2,375
47	Rohm & Haas Co.	2,187
32	Sigma-Aldrich Corp.	1,729
		12,100
	Commercial Banks — 3.6%
47	City National Corp.	1,973
64	Cullen/Frost Bankers, Inc.	3,190
43	M&T Bank Corp.	3,032
276	Synovus Financial Corp. (c)	2,411
48	United Community Banks, Inc. (c)	412
		11,018
	Commercial Services & Supplies — 0.6%
61	Republic Services, Inc.	1,818
	Computers & Peripherals — 0.5%
64	NCR Corp. (a)	1,608
	Construction Materials — 0.9%
62	Cemex S.A.B. de C.V. ADR (Mexico) (a) (c)	1,519
22	Vulcan Materials Co. (c)	1,303
		2,822
	Containers & Packaging — 0.8%
35	Ball Corp.	1,681
71	Temple-Inland, Inc. (c)	802
		2,483
	Distributors — 1.1%
84	Genuine Parts Co.	3,345
	Diversified Telecommunication Services — 1.1%
53	CenturyTel, Inc.	1,879
128	Windstream Corp.	1,577
		3,456
	Electric Utilities — 4.1%
110	American Electric Power Co., Inc.	4,436
55	Edison International	2,812
34	FirstEnergy Corp.	2,766
114	Westar Energy, Inc.	2,448
		12,462
	Electrical Equipment — 0.7%
44	AMETEK, Inc.	2,056
	Electronic Equipment & Instruments — 1.9%
22	Amphenol Corp., Class A	992
92	Arrow Electronics, Inc. (a)	2,811
53	Tyco Electronics Ltd., (Bermuda)	1,912
		5,715
	Energy Equipment & Services — 2.1%
91	Helix Energy Solutions Group, Inc. (a)	3,806
29	Unit Corp. (a)	2,439
		6,245
	Food & Staples Retailing — 2.6%
57	Great Atlantic & Pacific Tea Co. (a) (c)	1,308
159	Safeway, Inc.	4,528
65	SUPERVALU, Inc.	2,014
		7,850
	Food Products — 1.4%
39	Archer-Daniels-Midland Co.	1,323
101	Dean Foods Co. (a)	1,978
41	Smithfield Foods, Inc. (a) (c)	813
		4,114

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   25

JPMorgan Diversified Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Gas Utilities — 4.0%
40	Energen Corp.	3,090
18	Equitable Resources, Inc.	1,229
72	ONEOK, Inc.	3,516
33	Questar Corp.	2,373
72	UGI Corp.	2,061
		12,269
	Health Care Equipment & Supplies — 1.0%
36	Becton, Dickinson & Co.	2,943
	Health Care Providers & Services — 3.1%
125	Community Health Systems, Inc. (a)	4,113
59	Coventry Health Care, Inc. (a)	1,787
53	Lincare Holdings, Inc. (a)	1,497
73	VCA Antech, Inc. (a)	2,019
		9,416
	Hotels, Restaurants & Leisure — 3.8%
116	Burger King Holdings, Inc.	3,113
37	International Game Technology	932
126	Marriott International, Inc., Class A	3,317
33	Penn National Gaming, Inc. (a)	1,074
75	Vail Resorts, Inc. (a) (c)	3,212
		11,648
	Household Durables — 2.1%
61	Fortune Brands, Inc.	3,820
108	Jarden Corp. (a)	1,967
39	KB Home (c)	667
		6,454
	Household Products — 0.3%
17	Clorox Co.	906
	Industrial Conglomerates — 0.5%
55	Carlisle Cos., Inc.	1,583
	Insurance — 9.4%
54	Assurant, Inc.	3,592
67	Cincinnati Financial Corp.	1,692
53	Everest Re Group Ltd., (Bermuda)	4,197
105	Loews Corp. (c)	4,901
273	Old Republic International Corp. (c)	3,235
147	OneBeacon Insurance Group Ltd.	2,574
30	Principal Financial Group, Inc.	1,242
68	ProAssurance Corp. (a)	3,267
31	Protective Life Corp.	1,176
104	W.R. Berkley Corp.	2,515
		28,391
	Internet & Catalog Retail — 0.7%
16	Amazon.com, Inc. (a)	1,203
43	Expedia, Inc. (a)	792
		1,995
	IT Services — 2.0%
59	Fidelity National Information Services, Inc.	2,172
128	Total System Services, Inc.	2,840
47	Western Union Co. (The)	1,152
		6,164
	Machinery — 2.2%
35	Dover Corp.	1,690
28	Harsco Corp.	1,502
15	Joy Global, Inc.	1,107
53	Kennametal, Inc.	1,732
30	Oshkosh Corp.	617
		6,648
	Media — 2.8%
83	AH Belo Corp., Class A (c) (m)	473
78	Belo Corp., Class A (c)	570
79	Cablevision Systems Corp., Class A (a)	1,790
72	Clear Channel Outdoor Holdings, Inc., Class A (a)	1,286
40	Lamar Advertising Co., Class A (a) (c)	1,423
53	Omnicom Group, Inc.	2,388
1	Washington Post Co. (The), Class B	710
		8,640
	Multi-Utilities — 4.5%
239	CMS Energy Corp.	3,555
64	MDU Resources Group, Inc.	2,228
54	NSTAR	1,823
100	PG&E Corp.	3,961
105	Xcel Energy, Inc.	2,097
		13,664
	Oil, Gas & Consumable Fuels — 8.3%
67	CVR Energy, Inc. (a) (c)	1,284
36	Devon Energy Corp.	4,282
64	Kinder Morgan Management LLC (a)	3,433
36	Murphy Oil Corp.	3,559
34	Newfield Exploration Co. (a)	2,225
45	Penn Virginia Corp.	3,417
84	Teekay Corp., (Bahamas) (c)	3,804
80	Williams Cos., Inc.	3,233
		25,237

SEE NOTES TO FINANCIAL STATEMENTS.

26   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Pharmaceuticals — 0.3%
45	Warner Chilcott Ltd., Class A (Bermuda) (a)	761
	Real Estate Investment Trusts (REITs) — 4.4%
82	Cousins Properties, Inc. (c)	1,897
78	Kimco Realty Corp.	2,689
23	PS Business Parks, Inc.	1,161
25	Public Storage	2,035
37	Rayonier, Inc.	1,590
26	Regency Centers Corp.	1,513
28	Vornado Realty Trust	2,475
		13,360
	Real Estate Management & Development — 1.4%
65	Brookfield Asset Management, Inc., Class A (Canada)	2,125
121	Brookfield Properties Corp., (Canada)	2,161
		4,286
	Software — 0.5%
77	Jack Henry & Associates, Inc. (c)	1,664
	Specialty Retail — 5.9%
42	Abercrombie & Fitch Co., Class A (m)	2,614
38	AutoZone, Inc. (a)	4,574
58	Sherwin-Williams Co. (The)	2,681
127	Staples, Inc.	3,024
72	Tiffany & Co.	2,932
65	TJX Cos., Inc.	2,042
		17,867
	Textiles, Apparel & Luxury Goods — 2.3%
79	Coach, Inc. (a)	2,273
8	Columbia Sportswear Co. (c)	298
43	Phillips-Van Heusen Corp.	1,578
40	V.F. Corp.	2,872
		7,021
	Thrifts & Mortgage Finance — 2.2%
31	Fannie Mae	595
71	FirstFed Financial Corp. (a) (c)	569
42	Freddie Mac	695
109	Hudson City Bancorp, Inc.	1,820
202	People’s United Financial, Inc.	3,147
		6,826
	Tobacco — 1.0%
42	Lorillard, Inc. (a)	2,919
	Water Utilities — 0.4%
58	American Water Works Co., Inc. (a)	1,291
	Wireless Telecommunication Services — 0.9%
36	Telephone & Data Systems, Inc.	1,596
19	U.S. Cellular Corp. (a)	1,086
		2,682
	Total Long-Term Investments (Cost $274,576)	298,531
Short-Term Investment — 0.2%
	Investment Company — 0.2%
649	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (m) (Cost $649)	649

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 9.8%
	Certificate of Deposit — 0.8%
2,500	Calyon, New York, VAR, 2.15%, 03/15/10	2,469
	Corporate Notes — 8.9%
2,000	Banque Federative du Credit Mutuel, (France), VAR, 2.49%, 08/13/08	2,000
4,000	BBVA Senior Finance S.A., (Spain), VAR, 2.84%, 03/12/10 (e)	3,986
4,000	General Electric Capital Corp., VAR, 2.15%, 03/12/10	3,920
1,000	Macquarie Bank Ltd., (Australia), VAR, 2.51%, 08/20/08	1,000
2,000	Macquarie Bank Ltd., (Australia), VAR, 2.51%, 08/20/08	2,000
2,000	Metropolitan Life Global Funding I, VAR, 2.48%, 08/21/08	2,000
3,000	Monumental Global Funding III, VAR, 2.69%, 05/24/10 (e)	2,948
3,000	Pricoa Global Funding I, VAR, 2.16%, 12/15/09	3,000
3,000	Unicredito Italiano Bank Ireland plc (Ireland), VAR, 2.48%, 08/08/08	3,000
3,000	Wachovia Bank N.A., VAR, 2.11%, 02/23/09	3,000
		26,854

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   27

JPMorgan Diversified Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — Continued
	Repurchase Agreement — 0.1%
263	Barclays Capital, Inc., 2.70%, dated 06/30/08, due 07/01/08, repurchase price $263, collateralized by U.S. Government Agency Mortgages	263
	Total Investments of Cash Collateral for Securities on Loan (Cost $29,763)	29,586
	Total Investments — 108.4% (Cost $304,988)	328,766
	Liabilities in Excess of Other Assets — (8.4)%	(25,398)
	NET ASSETS — 100.0%	$303,368

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 97.1%
	Common Stocks — 97.1%
	Aerospace & Defense — 2.2%
58	Precision Castparts Corp.	5,546
86	United Technologies Corp.	5,319
		10,865
	Auto Components — 2.1%
374	Gentex Corp.	5,399
102	WABCO Holdings, Inc.	4,725
		10,124
	Biotechnology — 3.9%
105	BioMarin Pharmaceutical, Inc. (a) (c)	3,043
121	Celgene Corp. (a)	7,716
154	Gilead Sciences, Inc. (a)	8,175
		18,934
	Capital Markets — 6.2%
321	Calamos Asset Management, Inc., Class A	5,468
168	Investment Technology Group, Inc. (a)	5,628
281	Och-Ziff Capital Management Group LLC, Class A	5,338
62	State Street Corp.	3,936
78	T. Rowe Price Group, Inc.	4,377
300	TD AMERITRADE Holding Corp. (a)	5,423
		30,170
	Chemicals — 3.4%
91	Monsanto Co.	11,481
154	Rockwood Holdings, Inc. (a)	5,349
		16,830
	Commercial Services & Supplies — 4.5%
193	Corrections Corp. of America (a)	5,302
58	FTI Consulting, Inc. (a)	3,936
97	Stericycle, Inc. (a)	5,005
235	Waste Connections, Inc. (a)	7,518
		21,761
	Communications Equipment — 5.5%
250	Cisco Systems, Inc. (a)	5,817
101	CommScope, Inc. (a)	5,340
150	Corning, Inc.	3,453
105	QUALCOMM, Inc.	4,677
66	Research In Motion Ltd., (Canada) (a)	7,727
		27,014
	Computers & Peripherals — 4.2%
88	Apple, Inc. (a)	14,776
129	Hewlett-Packard Co.	5,690
		20,466
	Construction & Engineering — 1.2%
91	Shaw Group, Inc. (The) (a)	5,641
	Distributors — 0.9%
241	LKQ Corp. (a) (c)	4,348
	Diversified Consumer Services — 0.4%
26	ITT Educational Services, Inc. (a)	2,173
	Diversified Financial Services — 3.9%
8	CME Group, Inc.	2,874
236	Interactive Brokers Group, Inc. (a) (c)	7,579
29	IntercontinentalExchange, Inc. (a)	3,329
149	MSCI, Inc., Class A (a)	5,400
		19,182
	Diversified Telecommunication Services — 1.7%
526	tw telecom, inc. (a) (c)	8,424
	Electrical Equipment — 3.6%
12	First Solar, Inc. (a)	3,137
65	General Cable Corp. (a)	3,977
156	Roper Industries, Inc.	10,264
		17,378
	Electronic Equipment & Instruments — 4.4%
250	Amphenol Corp., Class A	11,220
129	Dolby Laboratories, Inc., Class A (a)	5,215
130	Flir Systems, Inc. (a) (c)	5,254
		21,689
	Energy Equipment & Services — 5.0%
112	Cameron International Corp. (a)	6,183
101	Helmerich & Payne, Inc.	7,281
74	Oceaneering International, Inc. (a)	5,717
148	ShawCor Ltd., Class A (Canada) (c)	5,248
		24,429
	Gas Utilities — 1.6%
109	Questar Corp.	7,751
	Health Care Equipment & Supplies — 2.3%
153	Dentsply International, Inc.	5,645
253	Hologic, Inc. (a) (c)	5,516
		11,161
	Health Care Providers & Services — 2.1%
216	Gentiva Health Services, Inc. (a)	4,105
223	VCA Antech, Inc. (a)	6,181
		10,286
	Health Care Technology — 0.6%
70	Cerner Corp. (a) (c)	3,167

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   29

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Hotels, Restaurants & Leisure — 0.6%
92	WMS Industries, Inc. (a)	2,745
	Industrial Conglomerates — 1.1%
84	McDermott International, Inc. (a)	5,174
	Internet & Catalog Retail — 0.9%
63	Amazon.com, Inc. (a)	4,612
	Internet Software & Services — 2.7%
109	Akamai Technologies, Inc. (a)	3,775
18	Google, Inc., Class A (a)	9,475
		13,250
	IT Services — 2.3%
42	MasterCard, Inc., Class A	11,046
	Life Sciences Tools & Services — 3.1%
103	Icon plc ADR (Ireland) (a) (c)	7,771
85	Illumina, Inc. (a) (c)	7,370
		15,141
	Machinery — 3.1%
71	Bucyrus International, Inc.	5,155
50	Deere & Co.	3,621
123	Kaydon Corp. (c)	6,313
		15,089
	Media — 2.6%
147	John Wiley & Sons, Inc., Class A	6,610
194	Walt Disney Co. (The)	6,050
		12,660
	Metals & Mining — 0.8%
62	Century Aluminum Co. (a)	4,096
	Oil, Gas & Consumable Fuels — 3.4%
123	Forest Oil Corp. (a)	9,156
162	Southwestern Energy Co. (a)	7,703
		16,859
	Pharmaceuticals — 2.9%
163	Abbott Laboratories	8,608
119	Teva Pharmaceutical Industries Ltd. ADR (Israel)	5,450
		14,058
	Road & Rail — 1.9%
50	Burlington Northern Santa Fe Corp.	4,945
131	J.B. Hunt Transport Services, Inc.	4,356
		9,301
	Semiconductors & Semiconductor Equipment — 1.8%
90	MEMC Electronic Materials, Inc. (a)	5,520
186	NVIDIA Corp. (a)	3,486
		9,006
	Software — 5.8%
118	ANSYS, Inc. (a) (c)	5,546
76	Electronic Arts, Inc. (a)	3,363
366	Microsoft Corp.	10,072
169	Nuance Communications, Inc. (a) (c)	2,645
332	Oracle Corp. (a)	6,980
		28,606
	Specialty Retail — 3.8%
46	Best Buy Co., Inc.	1,833
259	Foot Locker, Inc.	3,222
163	J Crew Group, Inc. (a) (c)	5,377
70	Staples, Inc.	1,670
203	Urban Outfitters, Inc. (a)	6,341
		18,443
	Textiles, Apparel & Luxury Goods — 0.6%
255	Iconix Brand Group, Inc. (a) (c)	3,074
	Total Long-Term Investments (Cost $454,465)	474,953
Short-Term Investment — 3.4%
	Investment Company — 3.4%
16,914	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $16,914)	16,914

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 4.2%
	Corporate Notes — 0.3%
300	Alliance & Leicester plc, (United Kingdom), VAR, 2.47%, 09/05/08	300
250	Banque Federative du Credit Mutuel, (France), VAR, 2.49%, 08/13/08	250
300	CDC Financial Products, Inc., VAR, 2.65%, 07/07/08	300
300	Citigroup Global Markets, Inc., VAR, 2.80%, 07/07/08	300
		1,150
	Repurchase Agreements — 3.9%
4,000	Banc of America Securities LLC, 2.45%, dated 06/30/08, due 07/01/08, repurchase price $4,000, collateralized by U.S. Government Agency Mortgages	4,000

SEE NOTES TO FINANCIAL STATEMENTS.

30   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — Continued
	Repurchase Agreements — Continued
4,334	Barclays Capital, Inc., 2.70%, dated 06/30/08, due 07/01/08, repurchase price $4,335, collateralized by U.S. Government Agency Mortgages	4,334
3,500	Citigroup Global Markets, Inc., 2.51%, dated 06/30/08, due 07/01/08, repurchase price $3,500, collateralized by U.S. Government Agency Mortgages	3,500
4,000	Deutsche Bank Securities, Inc., 2.80%, dated 06/30/08, due 07/01/08, repurchase price $4,000, collateralized by U.S. Government Agency Mortgages	4,000
3,500	UBS Securities LLC, 2.65%, dated 06/30/08, due 07/01/08, repurchase price $3,500, collateralized by U.S. Government Agency Mortgages	3,500
		19,334
	Total Investments of Cash Collateral for Securities on Loan (Cost $20,484)	20,484
	Total Investments — 104.7% (Cost $491,863)	512,351
	Liabilities in Excess of Other Assets — (4.7)%	(23,189)
	NET ASSETS — 100.0%	$489,162

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   31

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.7%
	Common Stocks — 96.7%
	Aerospace & Defense — 1.5%
14	Alliant Techsystems, Inc. (a)	1,404
16	Precision Castparts Corp.	1,519
		2,923
	Auto Components — 1.9%
20	BorgWarner, Inc.	867
69	Gentex Corp.	1,000
38	WABCO Holdings, Inc.	1,768
		3,635
	Automobiles — 0.5%
25	Harley-Davidson, Inc.	914
	Beverages — 0.7%
16	Brown-Forman Corp., Class B	1,237
	Biotechnology — 1.0%
22	BioMarin Pharmaceutical, Inc. (a) (c)	641
19	Celgene Corp. (a)	1,203
		1,844
	Building Products — 0.5%
43	Owens Corning, Inc. (a)	976
	Capital Markets — 4.2%
18	Affiliated Managers Group, Inc. (a)	1,624
32	Investment Technology Group, Inc. (a)	1,083
20	Northern Trust Corp.	1,399
64	Och-Ziff Capital Management Group LLC, Class A	1,217
29	T. Rowe Price Group, Inc.	1,629
60	TD AMERITRADE Holding Corp. (a)	1,089
		8,041
	Chemicals — 2.8%
37	Albemarle Corp.	1,470
23	Ecolab, Inc.	1,000
20	PPG Industries, Inc.	1,165
29	Rockwood Holdings, Inc. (a)	1,018
11	Sigma-Aldrich Corp.	565
		5,218
	Commercial Banks — 2.2%
19	Cullen/Frost Bankers, Inc.	937
22	M&T Bank Corp.	1,580
113	Synovus Financial Corp.	989
25	Wilmington Trust Corp.	664
		4,170
	Commercial Services & Supplies — 3.2%
55	Corrections Corp. of America (a)	1,498
11	FTI Consulting, Inc. (a)	746
38	Republic Services, Inc.	1,128
23	Stericycle, Inc. (a)	1,192
50	Waste Connections, Inc. (a)	1,593
		6,157
	Communications Equipment — 1.4%
20	CommScope, Inc. (a)	1,039
17	Harris Corp.	866
35	Juniper Networks, Inc. (a)	770
		2,675
	Computers & Peripherals — 0.6%
19	NCR Corp. (a)	476
31	Seagate Technology, (Cayman Islands)	602
		1,078
	Construction & Engineering — 0.7%
22	Shaw Group, Inc. (The) (a)	1,344
	Construction Materials — 0.2%
7	Vulcan Materials Co.	424
	Containers & Packaging — 0.7%
30	Ball Corp.	1,408
	Distributors — 0.9%
43	Genuine Parts Co.	1,722
	Diversified Consumer Services — 0.4%
9	ITT Educational Services, Inc. (a) (c)	744
	Diversified Financial Services — 1.2%
41	Interactive Brokers Group, Inc. (a) (c)	1,324
8	IntercontinentalExchange, Inc. (a)	855
		2,179
	Diversified Telecommunication Services — 1.9%
26	CenturyTel, Inc.	908
120	tw telecom, inc. (a) (c)	1,930
61	Windstream Corp.	751
		3,589
	Electric Utilities — 1.8%
41	American Electric Power Co., Inc.	1,633
10	FirstEnergy Corp.	832
41	Westar Energy, Inc.	875
		3,340
	Electrical Equipment — 2.3%
12	AMETEK, Inc.	585
3	First Solar, Inc. (a)	928

SEE NOTES TO FINANCIAL STATEMENTS.

32   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Electrical Equipment — Continued
15	General Cable Corp. (a)	905
30	Roper Industries, Inc. (c)	1,951
		4,369
	Electronic Equipment & Instruments — 3.8%
66	Amphenol Corp., Class A	2,956
45	Arrow Electronics, Inc. (a)	1,377
26	Dolby Laboratories, Inc., Class A (a)	1,054
32	Flir Systems, Inc. (a) (c)	1,301
16	Tyco Electronics Ltd., (Bermuda)	573
		7,261
	Energy Equipment & Services — 4.4%
27	Cameron International Corp. (a)	1,472
16	Exterran Holdings, Inc. (a) (c)	1,133
40	Helix Energy Solutions Group, Inc. (a)	1,674
23	Helmerich & Payne, Inc.	1,691
15	National Oilwell Varco, Inc. (a)	1,358
14	Oceaneering International, Inc. (a)	1,087
		8,415
	Food & Staples Retailing — 1.4%
41	Safeway, Inc.	1,170
35	SUPERVALU, Inc.	1,075
20	Whole Foods Market, Inc. (c)	465
		2,710
	Food Products — 0.7%
18	Dean Foods Co. (a)	351
12	Wm. Wrigley, Jr., Co.	906
		1,257
	Gas Utilities — 3.4%
20	Energen Corp.	1,568
4	Equitable Resources, Inc.	276
21	ONEOK, Inc.	1,016
42	Questar Corp.	3,013
20	UGI Corp.	563
		6,436
	Health Care Equipment & Supplies — 2.1%
9	Becton, Dickinson & Co.	748
31	Dentsply International, Inc.	1,147
52	Hologic, Inc. (a) (c)	1,126
20	IDEXX Laboratories, Inc. (a)	980
		4,001
	Health Care Providers & Services — 3.8%
36	Community Health Systems, Inc. (a)	1,181
58	Coventry Health Care, Inc. (a)	1,778
22	DaVita, Inc. (a)	1,162
16	Humana, Inc. (a)	640
30	Lincare Holdings, Inc. (a)	840
57	VCA Antech, Inc. (a)	1,595
		7,196
	Health Care Technology — 0.6%
25	Cerner Corp. (a) (c)	1,111
	Hotels, Restaurants & Leisure — 1.5%
36	Burger King Holdings, Inc.	956
32	Marriott International, Inc., Class A	842
11	Panera Bread Co., Class A (a)	514
19	WMS Industries, Inc. (a) (c)	557
		2,869
	Household Durables — 1.0%
26	Fortune Brands, Inc.	1,641
19	Jarden Corp. (a)	343
		1,984
	Household Products — 0.4%
15	Clorox Co.	778
	Industrial Conglomerates — 1.1%
30	Carlisle Cos., Inc.	870
18	McDermott International, Inc. (a)	1,123
		1,993
	Insurance — 5.5%
29	Assurant, Inc.	1,919
48	Cincinnati Financial Corp.	1,213
18	Everest Re Group Ltd., (Bermuda)	1,451
129	Old Republic International Corp.	1,522
53	OneBeacon Insurance Group Ltd.	935
31	Philadelphia Consolidated Holding Co. (a)	1,040
22	Principal Financial Group, Inc.	928
60	W.R. Berkley Corp.	1,442
		10,450
	Internet Software & Services — 0.4%
21	Akamai Technologies, Inc. (a)	738
	IT Services — 2.7%
31	Genpact Ltd., (Bermuda) (a) (c)	463
10	MasterCard, Inc., Class A	2,552
41	Total System Services, Inc.	908

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   33

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	IT Services — Continued
36	VeriFone Holdings, Inc. (a) (c)	432
33	Western Union Co. (The)	818
		5,173
	Life Sciences Tools & Services — 1.5%
15	Covance, Inc. (a)	1,310
18	Illumina, Inc. (a) (c)	1,550
		2,860
	Machinery — 3.4%
14	AGCO Corp. (a)	728
14	Bucyrus International, Inc.	1,016
14	Cummins, Inc.	892
25	Dover Corp.	1,224
25	Kaydon Corp. (c)	1,292
20	Oshkosh Corp.	418
21	Pall Corp.	851
		6,421
	Media — 2.9%
39	Cablevision Systems Corp., Class A (a)	888
30	Clear Channel Outdoor Holdings, Inc., Class A (a)	527
29	John Wiley & Sons, Inc., Class A	1,310
12	Lamar Advertising Co., Class A (a)	422
10	Morningstar, Inc. (a) (c)	703
18	Omnicom Group, Inc.	799
1	Washington Post Co. (The), Class B	787
		5,436
	Metals & Mining — 0.5%
15	Century Aluminum Co. (a) (c)	1,025
	Multi-Utilities — 2.0%
88	CMS Energy Corp.	1,313
37	PG&E Corp.	1,460
53	Xcel Energy, Inc.	1,056
		3,829
	Oil, Gas & Consumable Fuels — 6.6%
25	Cabot Oil & Gas Corp.	1,675
24	CVR Energy, Inc. (a)	466
9	Devon Energy Corp.	1,129
29	Forest Oil Corp. (a)	2,128
15	Kinder Morgan Management LLC (a)	832
12	Peabody Energy Corp.	1,013
33	Southwestern Energy Co. (a)	1,565
32	Teekay Corp., (Bahamas)	1,437
55	Williams Cos., Inc.	2,197
		12,442
	Pharmaceuticals — 0.7%
9	Shire plc ADR (United Kingdom) (c)	436
51	Warner Chilcott Ltd., Class A (Bermuda) (a)	868
		1,304
	Real Estate Investment Trusts (REITs) — 2.3%
16	Kimco Realty Corp.	545
11	Plum Creek Timber Co., Inc.	449
15	Public Storage	1,220
21	Rayonier, Inc.	872
4	Regency Centers Corp.	248
12	Vornado Realty Trust	1,065
		4,399
	Real Estate Management & Development — 0.6%
60	Brookfield Properties Corp., (Canada)	1,075
	Road & Rail — 1.1%
31	J.B. Hunt Transport Services, Inc. (c)	1,044
16	Norfolk Southern Corp.	1,009
		2,053
	Semiconductors & Semiconductor Equipment — 1.9%
33	Broadcom Corp., Class A (a)	912
19	KLA-Tencor Corp.	790
17	MEMC Electronic Materials, Inc. (a)	1,063
48	NVIDIA Corp. (a)	891
		3,656
	Software — 2.3%
34	Amdocs Ltd., (United Kingdom) (a) (c)	993
25	ANSYS, Inc. (a) (c)	1,166
19	Electronic Arts, Inc. (a)	826
37	Jack Henry & Associates, Inc.	792
32	Nuance Communications, Inc. (a) (c)	505
		4,282
	Specialty Retail — 4.6%
25	AutoNation, Inc. (a)	252
14	AutoZone, Inc. (a)	1,658
9	Best Buy Co., Inc.	354
50	Foot Locker, Inc.	627
31	J Crew Group, Inc. (a) (c)	1,039
10	Sherwin-Williams Co. (The)	468
58	Staples, Inc.	1,366
24	Tiffany & Co.	962
28	TJX Cos., Inc.	884
39	Urban Outfitters, Inc. (a)	1,204
		8,814

SEE NOTES TO FINANCIAL STATEMENTS.

34   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Textiles, Apparel & Luxury Goods — 0.9%
7	Columbia Sportswear Co.	261
21	V.F. Corp.	1,488
		1,749
	Thrifts & Mortgage Finance — 0.6%
73	People’s United Financial, Inc.	1,140
	Tobacco — 0.5%
13	Lorillard, Inc. (a)	864
	Water Utilities — 0.2%
18	American Water Works Co., Inc. (a)	399
	Wireless Telecommunication Services — 0.7%
30	Telephone & Data Systems, Inc.	1,305
	Total Long-Term Investments (Cost $159,827)	183,412
Short-Term Investment — 3.6%
	Investment Company — 3.6%
6,781	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $6,781)	6,781

PRINCIPAL AMOUNT($)
Investments of Cash Collateral for Securities on Loan — 8.5%
	Corporate Notes — 1.2%
1,000	Alliance & Leicester PLC, (United Kingdom), VAR, 2.47%, 09/05/08	1,000
500	Banque Federative du Credit Mutuel, (France), VAR, 2.49%, 08/13/08	500
750	CDC Financial Products, Inc., VAR, 2.65%, 07/07/08	750
		2,250
	Repurchase Agreements — 7.3%
2,000	Banc of America Securities LLC, 2.45%, dated 06/30/08, due 07/01/08, repurchase price $2,000, collateralized by U.S. Government Agency Mortgages	2,000
2,768	Barclays Capital, Inc., 2.70%, dated 06/30/08, due 07/01/08, repurchase price $2,768, collateralized by U.S. Government Agency Mortgages	2,768
2,000	Citigroup Global Markets, Inc., 2.51%, dated 06/30/08, due 07/01/08, repurchase price $2,000, collateralized by U.S. Government Agency Mortgages	2,000
2,000	Deutsche Bank Securities, Inc., 2.80%, dated 06/30/08, due 07/01/08, repurchase price $2,000, collateralized by U.S. Government Agency Mortgages	2,000
3,000	Merrill Lynch Securities, 2.10%, dated 06/30/08, due 07/01/08, repurchase price $3,000, collateralized by U.S. Government Agency Mortgages	3,000
2,000	UBS Securities LLC, 2.65%, dated 06/30/08, due 07/01/08, repurchase price $2,000, collateralized by U.S. Government Agency Mortgages	2,000

		13,768
	Total Investments of Cash Collateral for Securities on Loan (Cost $16,018)	16,018
	Total Investments — 108.8% (Cost $182,626)	206,211
	Liabilities in Excess of Other Assets — (8.8)%	(16,622)
	NET ASSETS — 100.0%	$189,589

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   35

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 98.1%
	Common Stocks — 98.1%
	Aerospace & Defense — 2.0%
867	Alliant Techsystems, Inc. (a)	88,130
294	Precision Castparts Corp.	28,354
		116,484
	Auto Components — 0.9%
1,129	WABCO Holdings, Inc.	52,430
	Beverages — 1.3%
1,030	Brown-Forman Corp., Class B	77,802
	Building Products — 1.1%
2,702	Owens Corning, Inc. (a)	61,471
	Capital Markets — 2.3%
591	Affiliated Managers Group, Inc. (a)	53,266
469	Northern Trust Corp.	32,160
826	T. Rowe Price Group, Inc. (c)	46,627
		132,053
	Chemicals — 3.4%
2,318	Albemarle Corp. (c)	92,501
1,278	PPG Industries, Inc.	73,313
660	Sigma-Aldrich Corp.	35,547
		201,361
	Commercial Banks — 4.8%
1,379	Cullen/Frost Bankers, Inc.	68,723
1,410	M&T Bank Corp. (c)	99,433
7,132	Synovus Financial Corp. (c)	62,262
1,846	Wilmington Trust Corp. (c)	48,806
		279,224
	Commercial Services & Supplies — 1.2%
2,394	Republic Services, Inc.	71,106
	Computers & Peripherals — 0.5%
1,192	NCR Corp. (a)	30,036
	Construction Materials — 0.5%
445	Vulcan Materials Co. (c)	26,626
	Containers & Packaging — 1.5%
1,857	Ball Corp.	88,647
	Distributors — 1.9%
2,733	Genuine Parts Co.	108,461
	Diversified Telecommunication Services — 1.8%
1,606	CenturyTel, Inc.	57,157
3,833	Windstream Corp.	47,297
		104,454
	Electric Utilities — 3.6%
2,555	American Electric Power Co., Inc.	102,772
658	FirstEnergy Corp.	54,140
2,560	Westar Energy, Inc.	55,070
		211,982
	Electrical Equipment — 0.6%
781	AMETEK, Inc.	36,855
	Electronic Equipment & Instruments — 2.7%
762	Amphenol Corp., Class A	34,185
2,821	Arrow Electronics, Inc. (a)	86,671
1,009	Tyco Electronics Ltd., (Bermuda)	36,135
		156,991
	Energy Equipment & Services — 1.8%
2,533	Helix Energy Solutions Group, Inc. (a) (c)	105,470
	Food & Staples Retailing — 2.4%
2,578	Safeway, Inc.	73,607
2,190	SUPERVALU, Inc.	67,634
		141,241
	Food Products — 0.4%
1,129	Dean Foods Co. (a)	22,147
	Gas Utilities — 5.2%
1,267	Energen Corp.	98,872
254	Equitable Resources, Inc.	17,514
1,307	ONEOK, Inc.	63,826
1,244	Questar Corp.	88,345
1,270	UGI Corp.	36,460
		305,017
	Health Care Equipment & Supplies — 0.8%
577	Becton, Dickinson & Co.	46,878
	Health Care Providers & Services — 4.0%
2,254	Community Health Systems, Inc. (a)	74,335
2,550	Coventry Health Care, Inc. (a)	77,571
1,862	Lincare Holdings, Inc. (a)	52,889
963	VCA Antech, Inc. (a) (c)	26,747
		231,542
	Hotels, Restaurants & Leisure — 1.9%
2,247	Burger King Holdings, Inc. (c)	60,208
2,023	Marriott International, Inc., Class A	53,083
		113,291
	Household Durables — 2.1%
1,656	Fortune Brands, Inc.	103,357
1,181	Jarden Corp. (a)	21,536
		124,893

SEE NOTES TO FINANCIAL STATEMENTS.

36   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Household Products — 0.8%
935	Clorox Co.	48,828
	Industrial Conglomerates — 0.9%
1,887	Carlisle Cos., Inc. (c)	54,717
	Insurance — 10.1%
1,831	Assurant, Inc.	120,779
3,005	Cincinnati Financial Corp.	76,332
1,144	Everest Re Group Ltd., (Bermuda)	91,148
8,089	Old Republic International Corp.	95,770
3,347	OneBeacon Insurance Group Ltd. (c)	58,802
1,390	Principal Financial Group, Inc.	58,334
3,733	W.R. Berkley Corp.	90,177
		591,342
	IT Services — 1.9%
2,571	Total System Services, Inc.	57,128
2,143	Western Union Co. (The)	52,982
		110,110
	Machinery — 1.8%
1,596	Dover Corp.	77,218
1,269	Oshkosh Corp. (c)	26,262
		103,480
	Media — 3.7%
2,476	Cablevision Systems Corp., Class A (a)	55,948
1,862	Clear Channel Outdoor Holdings, Inc., Class A (a) (c)	33,200
738	Lamar Advertising Co., Class A (a) (c)	26,572
1,119	Omnicom Group, Inc.	50,216
83	Washington Post Co. (The), Class B	48,942
		214,878
	Multi-Utilities — 4.1%
5,545	CMS Energy Corp. (c)	82,613
2,316	PG&E Corp.	91,914
3,312	Xcel Energy, Inc. (c)	66,468
		240,995
	Oil, Gas & Consumable Fuels — 6.5%
1,526	CVR Energy, Inc. (a) (c)	29,374
590	Devon Energy Corp.	70,846
972	Kinder Morgan Management LLC (a) (c)	52,324
2,001	Teekay Corp., (Bahamas) (c)	90,419
3,430	Williams Cos., Inc.	138,267
		381,230
	Pharmaceuticals — 1.0%
3,338	Warner Chilcott Ltd., (Bermuda), Class A (a) (c)	56,581
	Real Estate Investment Trusts (REITs) — 4.7%
992	Kimco Realty Corp.	34,254
660	Plum Creek Timber Co., Inc.	28,197
948	Public Storage	76,618
1,292	Rayonier, Inc.	54,875
266	Regency Centers Corp.	15,720
759	Vornado Realty Trust	66,792
		276,456
	Real Estate Management & Development — 1.2%
3,807	Brookfield Properties Corp., (Canada)	67,724
	Software — 0.9%
2,301	Jack Henry & Associates, Inc.	49,794
	Specialty Retail — 6.0%
1,583	AutoNation, Inc. (a) (c)	15,863
862	AutoZone, Inc. (a)	104,353
639	Sherwin-Williams Co. (The)	29,354
3,619	Staples, Inc.	85,958
1,487	Tiffany & Co. (c)	60,612
1,767	TJX Cos., Inc.	55,595
		351,735
	Textiles, Apparel & Luxury Goods — 1.9%
445	Columbia Sportswear Co. (c)	16,361
1,316	V.F. Corp.	93,666
		110,027
	Thrifts & Mortgage Finance — 1.2%
4,603	People’s United Financial, Inc.	71,810
	Tobacco — 0.9%
785	Lorillard, Inc. (a)	54,256
	Water Utilities — 0.4%
1,113	American Water Works Co., Inc. (a)	24,691
	Wireless Telecommunication Services — 1.4%
1,864	Telephone & Data Systems, Inc.	82,207
	Total Long-Term Investments (Cost $5,468,296)	5,737,323
Short-Term Investment — 1.6%
	Investment Company — 1.6%
94,572	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $94,572)	94,572

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   37

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Investments of Cash Collateral for Securities on Loan — 3.4%
	Corporate Notes — 3.0%
1,000	Alliance & Leicester plc (United Kingdom), VAR, 2.47%, 09/05/08	1,000
1,000	Alliance & Leicester plc (United Kingdom), VAR, 2.47%, 09/05/08	1,000
10,000	American Express Centurion Bank, VAR, 2.89%, 09/17/08	9,996
15,000	Anglo Irish Bank Corp. plc (Ireland), VAR, 2.49%, 09/05/08	15,000
15,000	ANZ National Bank Ltd., (New Zealand), VAR, 2.92%, 04/09/09 (e)	14,991
16,050	Banque Federative du Credit Mutuel, (France), VAR, 2.49%, 08/13/08	16,050
10,000	BCP Finance Bank Ltd., (Cayman Islands), VAR, 2.52%, 09/02/08	10,000
2,500	Beta Finance, Inc., VAR, 2.13%, 02/20/09 (e) (i) (s)	2,469
5,000	First Tennessee Bank N.A., VAR, 2.50%, 08/15/08	5,000
17,000	General Electric Capital Corp., VAR, 2.82%, 12/12/08	16,987
9,000	Metropolitan Life Global Funding I, VAR, 2.48%, 08/21/08	9,000
5,000	Metropolitan Life Global Funding I, VAR, 2.96%, 02/09/09 (e)	5,000
15,000	National Australia Bank Ltd., (Australia), VAR, 2.88%, 04/06/09 (e)	14,992
15,000	National Rural Utilities Cooperative Finance Corp., VAR, 2.47%, 09/04/08	15,000
11,000	PACCAR Financial Corp., VAR, 2.68%, 09/02/08	10,996
5,000	Pricoa Global Funding I, VAR, 2.48%, 08/27/08 (e)	5,000
15,000	Svenska HandelsBanken AB, (Sweden), VAR, 2.94%, 02/06/09 (e)	15,000
10,000	Wachovia Bank N.A., VAR, 2.11%, 02/23/09	10,000
		177,481
	Repurchase Agreements — 0.4%
5,015	Barclays Capital, Inc., 2.70%, dated 06/30/08, due 07/01/08, repurchase price $5,015, collateralized by U.S. Government Agency Mortgages	5,015
15,000	Merrill Lynch Securities, 2.10%, dated 06/30/08, due 07/01/08, repurchase price $15,001, collateralized by U.S. Government Agency Mortgages	15,000
		20,015
	Total Investments of Cash Collateral for Securities on Loan (Cost $197,544)	197,496
	Total Investments — 103.1% (Cost $5,760,412)	6,029,391
	Liabilities in Excess of Other Assets — (3.1)%	(182,367)
	NET ASSETS — 100.0%	$5,847,024

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

38   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 93.9%
Long-Term Investments — 90.6%
	Common Stocks — 90.6%
	Aerospace & Defense — 2.2%
45	Boeing Co.	2,986
55	Esterline Technologies Corp. (a)	2,686
40	General Dynamics Corp.	3,395
63	Goodrich Corp.	2,974
34	L-3 Communications Holdings, Inc.	3,070
35	Lockheed Martin Corp.	3,457
66	Raytheon Co.	3,691
68	TransDigm Group, Inc. (a)	2,293
		24,552
	Air Freight & Logistics — 0.1%
24	Atlas Air Worldwide Holdings, Inc. (a)	1,169
	Airlines — 0.2%
66	SkyWest, Inc.	833
53	Southwest Airlines Co.	686
197	UAL Corp.	1,028
		2,547
	Auto Components — 0.7%
56	Autoliv, Inc., (Sweden)	2,599
79	Goodyear Tire & Rubber Co. (The) (a)	1,405
155	Lear Corp. (a)	2,193
117	TRW Automotive Holdings Corp. (a)	2,154
		8,351
	Automobiles — 0.3%
460	Ford Motor Co. (a)	2,211
38	Thor Industries, Inc.	801
		3,012
	Beverages — 0.4%
15	Brown-Forman Corp., Class B	1,133
125	Pepsi Bottling Group, Inc.	3,490
		4,623
	Biotechnology — 1.1%
101	Alkermes, Inc. (a)	1,254
61	Amgen, Inc. (a)	2,899
26	Biogen Idec, Inc. (a)	1,455
58	Cubist Pharmaceuticals, Inc. (a)	1,034
5	Martek Biosciences Corp. (a)	170
188	Medarex, Inc. (a)	1,241
126	PDL BioPharma, Inc.	1,337
36	United Therapeutics Corp. (a)	3,492
		12,882
	Building Products — 0.3%
62	Armstrong World Industries, Inc.	1,803
44	Lennox International, Inc.	1,280
		3,083
	Capital Markets — 0.8%
143	Allied Capital Corp.	1,982
194	GLG Partners, Inc.	1,509
77	Knight Capital Group, Inc., Class A (a)	1,387
20	Northern Trust Corp.	1,379
39	State Street Corp.	2,465
		8,722
	Chemicals — 3.3%
83	Celanese Corp., Class A	3,795
19	CF Industries Holdings, Inc.	2,965
49	Dow Chemical Co. (The)	1,700
144	H.B. Fuller Co.	3,226
154	Hercules, Inc.	2,599
54	Lubrizol Corp.	2,512
38	Minerals Technologies, Inc.	2,426
21	Monsanto Co.	2,656
198	Olin Corp.	5,177
72	OM Group, Inc. (a)	2,346
78	Rockwood Holdings, Inc. (a)	2,703
99	Terra Industries, Inc.	4,875
		36,980
	Commercial Banks — 2.2%
53	Bank of Hawaii Corp.	2,530
75	BB&T Corp.	1,715
250	Colonial BancGroup, Inc. (The)	1,105
40	Commerce Bancshares, Inc.	1,569
155	FirstMerit Corp.	2,524
78	Huntington Bancshares, Inc.	452
27	M&T Bank Corp.	1,893
147	Old National Bancorp	2,092
175	Regions Financial Corp.	1,904
86	SVB Financial Group (a)	4,136
73	Trustmark Corp.	1,294
88	Wells Fargo & Co.	2,086
44	Whitney Holding Corp.	810
		24,110
	Commercial Services & Supplies — 2.3%
279	Allied Waste Industries, Inc. (a)	3,521
29	Brink’s Co. (The)	1,888
16	Copart, Inc. (a)	697

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   39

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Commercial Services & Supplies — Continued
108	Herman Miller, Inc.	2,683
29	HNI Corp.	517
158	IKON Office Solutions, Inc.	1,783
59	Manpower, Inc.	3,413
143	MPS Group, Inc. (a)	1,523
90	R.R. Donnelley & Sons Co.	2,670
73	United Stationers, Inc. (a)	2,702
76	Watson Wyatt Worldwide, Inc., Class A	4,007
		25,404
	Communications Equipment — 2.0%
180	ADC Telecommunications, Inc. (a)	2,666
109	Avocent Corp. (a)	2,020
123	Ciena Corp. (a)	2,859
155	Emulex Corp. (a)	1,810
164	Infinera Corp. (a)	1,448
110	Juniper Networks, Inc. (a)	2,446
424	Nortel Networks Corp., (Canada) (a)	3,481
110	Plantronics, Inc.	2,445
632	Tellabs, Inc. (a)	2,939
		22,114
	Computers & Peripherals — 1.8%
64	Hewlett-Packard Co.	2,833
102	Lexmark International, Inc., Class A (a)	3,410
149	NCR Corp. (a)	3,753
179	QLogic Corp. (a)	2,607
182	Seagate Technology, (Cayman Islands)	3,476
104	Western Digital Corp. (a)	3,596
		19,675
	Construction & Engineering — 1.9%
155	EMCOR Group, Inc. (a)	4,434
20	Fluor Corp.	3,759
89	Granite Construction, Inc.	2,809
96	KBR, Inc.	3,364
93	Perini Corp. (a)	3,069
54	Shaw Group, Inc. (The) (a)	3,332
		20,767
	Consumer Finance — 0.6%
46	Capital One Financial Corp.	1,745
65	Cash America International, Inc.	2,010
202	Discover Financial Services	2,654
		6,409
	Containers & Packaging — 1.1%
41	Ball Corp.	1,953
25	Bemis Co., Inc.	553
67	Owens-Illinois, Inc. (a)	2,810
131	Rock-Tenn Co., Class A	3,920
84	Sonoco Products Co.	2,590
		11,826
	Diversified Consumer Services — 0.4%
48	DeVry, Inc.	2,586
46	Weight Watchers International, Inc.	1,636
		4,222
	Diversified Financial Services — 0.5%
212	CIT Group, Inc.	1,444
115	Interactive Brokers Group, Inc. (a)	3,680
		5,124
	Diversified Telecommunication Services — 0.8%
76	CenturyTel, Inc.	2,716
385	Cincinnati Bell, Inc. (a)	1,531
158	Cogent Communications Group, Inc. (a)	2,113
60	Embarq Corp.	2,838
		9,198
	Electric Utilities — 1.6%
64	DPL, Inc.	1,697
229	Duke Energy Corp.	3,976
69	Edison International	3,568
49	Hawaiian Electric Industries, Inc.	1,219
137	Pepco Holdings, Inc.	3,519
52	Pinnacle West Capital Corp.	1,605
122	Portland General Electric Co.	2,753
		18,337
	Electrical Equipment — 1.5%
86	Acuity Brands, Inc.	4,128
48	Belden, Inc.	1,623
10	First Solar, Inc. (a)	2,843
95	GrafTech International Ltd. (a)	2,548
85	Hubbell, Inc., Class B	3,378
64	Regal-Beloit Corp.	2,705
		17,225
	Electronic Equipment & Instruments — 1.9%
82	Arrow Electronics, Inc. (a)	2,516
119	Avnet, Inc. (a)	3,236

SEE NOTES TO FINANCIAL STATEMENTS.

40   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Electronic Equipment & Instruments — Continued
165	Benchmark Electronics, Inc. (a)	2,697
367	Celestica, Inc., (Canada) (a)	3,090
27	Flextronics International Ltd., (Singapore) (a)	257
185	Flextronics International Ltd. (a)	1,744
203	Jabil Circuit, Inc.	3,332
1,159	Sanmina-SCI Corp. (a)	1,484
92	Tech Data Corp. (a)	3,132
		21,488
	Energy Equipment & Services — 5.0%
28	Atwood Oceanics, Inc. (a)	3,531
100	Complete Production Services, Inc. (a)	3,657
67	ENSCO International, Inc.	5,391
45	FMC Technologies, Inc. (a)	3,436
538	Grey Wolf, Inc. (a)	4,857
53	National Oilwell Varco, Inc. (a)	4,720
75	Noble Corp.	4,891
83	Oil States International, Inc. (a)	5,248
78	Pride International, Inc. (a)	3,710
66	Rowan Cos., Inc.	3,076
83	Superior Energy Services, Inc. (a)	4,573
58	Tidewater, Inc.	3,776
62	Unit Corp. (a)	5,151
		56,017
	Food & Staples Retailing — 0.5%
47	BJ’s Wholesale Club, Inc. (a)	1,810
98	Casey’s General Stores, Inc.	2,270
67	SUPERVALU, Inc.	2,062
		6,142
	Food Products — 1.7%
85	Archer-Daniels-Midland Co.	2,860
16	Bunge Ltd.	1,762
88	ConAgra Foods, Inc.	1,689
34	Corn Products International, Inc.	1,667
151	Darling International, Inc. (a)	2,491
294	Del Monte Foods Co.	2,089
148	Fresh Del Monte Produce, Inc., (Cayman Islands) (a)	3,487
54	JM Smucker Co. (The)	2,184
52	Sara Lee Corp.	638
		18,867
	Gas Utilities — 0.4%
14	Atmos Energy Corp.	381
14	ONEOK, Inc.	698
68	UGI Corp.	1,938
28	WGL Holdings, Inc.	973
		3,990
	Health Care Equipment & Supplies — 1.9%
295	Boston Scientific Corp. (a)	3,620
60	Edwards Lifesciences Corp (a)	3,719
37	Gen-Probe, Inc. (a)	1,735
16	Intuitive Surgical, Inc. (a)	4,409
76	Kinetic Concepts, Inc. (a)	3,039
37	STERIS Corp.	1,063
72	Varian Medical Systems, Inc. (a)	3,741
		21,326
	Health Care Providers & Services — 3.3%
135	AMERIGROUP Corp. (a)	2,806
79	AmerisourceBergen Corp.	3,169
66	Cigna Corp.	2,323
40	Express Scripts, Inc. (a)	2,502
81	Health Net, Inc. (a)	1,959
58	HealthExtras, Inc. (a)	1,754
8	Healthspring, Inc. (a)	143
44	Kindred Healthcare, Inc. (a)	1,251
106	LifePoint Hospitals, Inc. (a)	3,003
122	Lincare Holdings, Inc. (a)	3,478
22	Medco Health Solutions, Inc. (a)	1,056
43	Omnicare, Inc.	1,119
58	Owens & Minor, Inc.	2,650
64	Psychiatric Solutions, Inc. (a)	2,415
401	Tenet Healthcare Corp. (a)	2,232
33	Universal Health Services, Inc., Class B	2,088
89	WellCare Health Plans, Inc. (a)	3,228
		37,176
	Hotels, Restaurants & Leisure — 2.1%
78	Bally Technologies, Inc. (a)	2,653
103	Bob Evans Farms, Inc.	2,946
23	Boyd Gaming Corp.	289
60	Carnival Corp.	1,978
70	Choice Hotels International, Inc.	1,848
96	Darden Restaurants, Inc.	3,070
38	International Speedway Corp., Class A	1,479
130	Jack in the Box, Inc. (a)	2,922
68	McDonald’s Corp.	3,796

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   41

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Hotels, Restaurants & Leisure — Continued
78	Royal Caribbean Cruises Ltd.	1,742
39	Wyndham Worldwide Corp.	692
		23,415
	Household Durables — 1.7%
168	American Greetings Corp., Class A	2,078
49	Black & Decker Corp.	2,796
8	Garmin Ltd., (Cayman Islands)	350
124	Jarden Corp. (a)	2,257
168	Leggett & Platt, Inc.	2,814
7	NVR, Inc. (a)	3,263
217	Tempur-Pedic International, Inc.	1,691
71	Tupperware Brands Corp.	2,442
30	Whirlpool Corp.	1,854
		19,545
	Independent Power Producers & Energy Traders — 0.4%
161	AES Corp. (The) (a)	3,084
89	Reliant Energy, Inc. (a)	1,903
		4,987
	Industrial Conglomerates — 0.8%
33	McDermott International, Inc. (a)	2,020
75	Textron, Inc.	3,613
84	Tyco International Ltd., (Bermuda)	3,379
		9,012
	Insurance — 5.2%
46	ACE Ltd., (Bermuda)	2,516
44	Allied World Assurance Co. Holdings Ltd., (Bermuda)	1,743
132	American Financial Group, Inc.	3,531
52	Arch Capital Group Ltd., (Bermuda) (a)	3,470
127	Aspen Insurance Holdings Ltd., (Bermuda)	3,003
50	Assurant, Inc.	3,323
51	Chubb Corp. (The)	2,493
21	CNA Financial Corp.	521
101	Endurance Specialty Holdings Ltd., (Bermuda)	3,117
40	Hartford Financial Services Group, Inc.	2,571
105	IPC Holdings Ltd., (Bermuda)	2,783
110	Max Capital Group Ltd., (Bermuda)	2,339
66	MetLife, Inc.	3,475
185	Montpelier Re Holdings Ltd., (Bermuda)	2,736
113	National Financial Partners Corp.	2,233
44	PartnerRe Ltd., (Bermuda)	3,056
109	Platinum Underwriters Holdings Ltd., (Bermuda)	3,563
64	RenaissanceRe Holdings Ltd., (Bermuda)	2,864
34	StanCorp Financial Group, Inc.	1,614
51	Travelers Cos., Inc. (The)	2,229
58	Unum Group	1,191
56	W.R. Berkley Corp.	1,362
108	XL Capital Ltd., Class A, (Bermuda)	2,213
		57,946
	Internet & Catalog Retail — 1.1%
26	Amazon.com, Inc. (a)	1,939
129	Expedia, Inc. (a)	2,375
114	IAC/InterActive Corp. (a)	2,202
97	Netflix, Inc. (a)	2,519
29	priceline.com, Inc. (a)	3,362
		12,397
	Internet Software & Services — 0.3%
54	Sohu.com, Inc., (China) (a)	3,791
	IT Services — 1.8%
108	Accenture Ltd., Class A, (Bermuda)	4,389
18	Alliance Data Systems Corp. (a)	1,012
75	Automatic Data Processing, Inc.	3,126
78	Computer Sciences Corp. (a)	3,648
56	Fiserv, Inc. (a)	2,539
87	Hewitt Associates, Inc., Class A (a)	3,335
69	Paychex, Inc.	2,160
		20,209
	Leisure Equipment & Products — 0.8%
130	Brunswick Corp.	1,377
116	Hasbro, Inc.	4,131
86	Polaris Industries, Inc.	3,472
		8,980
	Life Sciences Tools & Services — 0.8%
73	Applera Corp. - Applied Biosystems Group	2,429
85	Bruker Corp. (a)	1,094
83	Invitrogen Corp. (a)	3,260
23	Thermo Fisher Scientific, Inc. (a)	1,277
12	Waters Corp. (a)	792
		8,852
	Machinery — 3.4%
60	Actuant Corp., Class A	1,895
65	AGCO Corp. (a)	3,415
49	Chart Industries, Inc. (a)	2,376
80	Crane Co.	3,086

SEE NOTES TO FINANCIAL STATEMENTS.

42   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Machinery — Continued
50	Cummins, Inc.	3,278
31	Dover Corp.	1,515
87	Gardner Denver, Inc. (a)	4,928
72	Ingersoll-Rand Co. Ltd., Class A, (Bermuda)	2,704
87	Oshkosh Corp.	1,799
35	Parker Hannifin Corp.	2,502
89	Robbins & Myers, Inc.	4,448
19	SPX Corp.	2,493
44	Terex Corp. (a)	2,248
54	Toro Co.	1,810
		38,497
	Marine — 0.6%
26	Alexander & Baldwin, Inc.	1,187
40	Genco Shipping & Trading Ltd.	2,609
62	Kirby Corp. (a)	2,995
		6,791
	Media — 2.0%
80	CBS Corp., Class B	1,567
129	DreamWorks Animation SKG, Inc., Class A (a)	3,836
33	E.W. Scripps Co., Class A	1,360
91	Liberty Global, Inc., Class A (a)	2,875
126	Liberty Media Corp. — Capital, Class A (a)	1,821
69	Meredith Corp.	1,939
85	Omnicom Group, Inc.	3,797
45	Regal Entertainment Group, Class A	686
109	Scholastic Corp. (a)	3,136
29	Viacom, Inc., Class B (a)	881
		21,898
	Metals & Mining — 2.3%
55	AK Steel Holding Corp.	3,806
54	Carpenter Technology Corp.	2,346
35	Freeport-McMoRan Copper & Gold, Inc.	4,120
24	Nucor Corp.	1,818
59	Reliance Steel & Aluminum Co.	4,541
15	Schnitzer Steel Industries, Inc.	1,754
92	Steel Dynamics, Inc.	3,600
168	Worthington Industries, Inc.	3,454
		25,439
	Multiline Retail — 0.7%
132	Big Lots, Inc. (a)	4,109
39	Dollar Tree, Inc. (a)	1,284
83	Family Dollar Stores, Inc.	1,651
62	Macy’s, Inc.	1,203
		8,247
	Multi-Utilities — 2.1%
214	CenterPoint Energy, Inc.	3,441
235	CMS Energy Corp.	3,497
36	Dominion Resources, Inc.	1,712
39	DTE Energy Co.	1,662
62	Integrys Energy Group, Inc.	3,164
105	MDU Resources Group, Inc.	3,654
67	OGE Energy Corp.	2,120
17	PG&E Corp.	686
84	SCANA Corp.	3,106
		23,042
	Oil, Gas & Consumable Fuels — 6.0%
25	Apache Corp.	3,499
24	Carrizo Oil & Gas, Inc. (a)	1,622
50	Comstock Resources, Inc. (a)	4,253
42	ConocoPhillips	3,960
5	Continental Resources, Inc. (a)	357
28	CVR Energy, Inc. (a)	546
49	Denbury Resources, Inc. (a)	1,771
12	Devon Energy Corp.	1,489
158	El Paso Corp.	3,440
44	Frontline Ltd., (Bermuda)	3,047
19	Holly Corp.	684
58	Mariner Energy, Inc. (a)	2,156
44	Massey Energy Co.	4,144
56	McMoRan Exploration Co. (a)	1,528
17	Murphy Oil Corp.	1,713
34	Noble Energy, Inc.	3,414
43	Occidental Petroleum Corp.	3,846
40	Overseas Shipholding Group, Inc.	3,170
22	Plains Exploration & Production Co. (a)	1,606
57	Southwestern Energy Co. (a)	2,734
54	Stone Energy Corp. (a)	3,535
78	Swift Energy Co. (a)	5,135
55	Valero Energy Corp.	2,246
66	W&T Offshore, Inc.	3,862
6	Whiting Petroleum Corp. (a)	675
58	Williams Cos., Inc.	2,354
		66,786
	Paper & Forest Products — 0.1%
267	Domtar Corp., (Canada) (a)	1,453

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   43

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Personal Products — 0.8%
146	Alberto-Culver Co.	3,843
15	Chattem, Inc. (a)	953
100	Herbalife Ltd., (Cayman Islands)	3,878
		8,674
	Pharmaceuticals — 2.7%
209	Biovail Corp., (Canada)	2,020
164	Bristol-Myers Squibb Co.	3,360
30	Eli Lilly & Co.	1,403
162	Endo Pharmaceuticals Holdings, Inc. (a)	3,929
372	King Pharmaceuticals, Inc. (a)	3,898
173	Medicis Pharmaceutical Corp., Class A	3,585
76	Merck & Co., Inc.	2,872
95	Perrigo Co.	3,008
43	Pfizer, Inc.	760
71	Sepracor, Inc. (a)	1,420
125	Watson Pharmaceuticals, Inc. (a)	3,409
		29,664
	Real Estate Investment Trusts (REITs) — 0.7%
11	AvalonBay Communities, Inc.	995
57	Brandywine Realty Trust	899
223	CapitalSource, Inc.	2,473
50	CBL & Associates Properties, Inc.	1,136
43	Liberty Property Trust	1,428
3	Simon Property Group, Inc.	264
7	Vornado Realty Trust	611
		7,806
	Road & Rail — 1.3%
61	Avis Budget Group, Inc. (a)	509
24	Burlington Northern Santa Fe Corp.	2,398
54	CSX Corp.	3,380
187	Hertz Global Holdings, Inc. (a)	1,797
15	Norfolk Southern Corp.	949
38	Ryder System, Inc.	2,601
18	Union Pacific Corp.	1,358
112	YRC Worldwide, Inc. (a)	1,658
		14,650
	Semiconductors & Semiconductor Equipment — 2.0%
316	Amkor Technology, Inc. (a)	3,286
110	Cymer, Inc. (a)	2,966
151	International Rectifier Corp. (a)	2,898
44	Intersil Corp., Class A	1,074
44	National Semiconductor Corp.	901
342	PMC-Sierra, Inc. (a)	2,618
422	Skyworks Solutions, Inc. (a)	4,162
320	STMicroelectronics N.V., Class Y, (Switzerland)	3,302
66	Teradyne, Inc. (a)	731
		21,938
	Software — 2.6%
87	Activision, Inc. (a)	2,955
118	BMC Software, Inc. (a)	4,257
277	Cadence Design Systems, Inc. (a)	2,796
234	Compuware Corp. (a)	2,235
70	Fair Isaac Corp.	1,446
76	Net 1 UEPS Technologies, Inc., (South Africa) (a)	1,842
139	Parametric Technology Corp. (a)	2,322
126	Sybase, Inc. (a)	3,693
150	Symantec Corp. (a)	2,906
155	Synopsys, Inc. (a)	3,716
11	VMware, Inc., Class A (a)	588
		28,756
	Specialty Retail — 3.5%
29	Abercrombie & Fitch Co., Class A	1,809
142	Aeropostale, Inc. (a)	4,463
181	American Eagle Outfitters, Inc.	2,462
96	AnnTaylor Stores Corp. (a)	2,296
34	AutoZone, Inc. (a)	4,162
83	Barnes & Noble, Inc.	2,053
77	Best Buy Co., Inc.	3,037
254	Dress Barn, Inc. (a)	3,398
85	Gap, Inc. (The)	1,424
146	OfficeMax, Inc.	2,029
131	Penske Auto Group, Inc.	1,928
211	RadioShack Corp.	2,591
69	Rent-A-Center, Inc. (a)	1,420
64	Sherwin-Williams Co. (The)	2,942
43	Tiffany & Co.	1,758
62	TJX Cos., Inc.	1,954
		39,726
	Textiles, Apparel & Luxury Goods — 1.8%
150	Carter’s, Inc. (a)	2,072
18	Columbia Sportswear Co.	653
31	Deckers Outdoor Corp. (a)	4,351
44	Fossil, Inc. (a)	1,275
190	Jones Apparel Group, Inc.	2,612

SEE NOTES TO FINANCIAL STATEMENTS.

44   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — Continued
	Textiles, Apparel & Luxury Goods — Continued
65	Liz Claiborne, Inc.	924
27	Nike, Inc., Class B	1,625
38	Polo Ralph Lauren Corp.	2,366
83	Warnaco Group, Inc. (The) (a)	3,675
40	Wolverine World Wide, Inc.	1,080
		20,633
	Tobacco — 0.7%
99	Altria Group, Inc.	2,032
26	Philip Morris International, Inc.	1,292
41	Reynolds American, Inc.	1,912
65	Universal Corp.	2,956
		8,192
	Trading Companies & Distributors — 1.1%
60	Applied Industrial Technologies, Inc.	1,443
83	GATX Corp.	3,679
205	United Rentals, Inc. (a)	4,013
89	WESCO International, Inc. (a)	3,574
		12,709
	Wireless Telecommunication Services — 0.4%
59	Leap Wireless International, Inc. (a)	2,529
109	MetroPCS Communications, Inc. (a)	1,937
		4,466
	Total Long-Term Investments (Cost $1,011,553)	1,013,839
Short-Term Investment — 3.3%
	Investment Company — 3.3%
36,963	JPMorgan Liquid Assets Money Market Fund, Institutional Class (b) (m) (Cost $36,963)	36,963
	Total Long Positions — 93.9% (Cost $1,048,516)	1,050,802
	Other Assets in Excess of Liabilities — 6.1%	67,672
	NET ASSETS — 100.0%	$1,118,474
Short Positions — 89.4%
	Common Stocks — 89.4%
	Aerospace & Defense — 1.4%
103	BE Aerospace, Inc. (a)	2,397
59	Curtiss-Wright Corp.	2,645
187	Hexcel Corp. (a)	3,601
46	Moog, Inc., Class A (a)	1,707
47	Rockwell Collins, Inc.	2,270
149	Spirit Aerosystems Holdings, Inc., Class A (a)	2,857
		15,477
	Air Freight & Logistics — 0.7%
24	C.H. Robinson Worldwide, Inc.	1,324
87	Expeditors International of Washington, Inc.	3,724
8	Hub Group, Inc., Class A (a)	285
40	United Parcel Service, Inc., Class B	2,474
		7,807
	Airlines — 0.2%
417	Northwest Airlines Corp. (a)	2,779
	Auto Components — 0.2%
43	WABCO Holdings, Inc.	1,993
	Automobiles — 0.1%
25	Harley-Davidson, Inc.	899
	Beverages — 1.0%
51	Central European Distribution Corp. (a)	3,788
56	Coca-Cola Co. (The)	2,918
44	Coca-Cola Enterprises, Inc.	755
211	Constellation Brands, Inc., Class A (a)	4,184
		11,645
	Biotechnology — 1.7%
38	Celgene Corp. (a)	2,433
50	Cepheid, Inc. (a)	1,406
39	Genentech, Inc. (a)	2,985
27	ImClone Systems, Inc. (a)	1,100
32	Myriad Genetics, Inc. (a)	1,479
36	Onyx Pharmaceuticals, Inc. (a)	1,287
44	OSI Pharmaceuticals, Inc. (a)	1,824
185	Savient Pharmaceuticals, Inc. (a)	4,674
47	Vertex Pharmaceuticals, Inc. (a)	1,563
		18,751
	Building Products — 0.2%
122	Owens Corning, Inc. (a)	2,777
	Capital Markets — 2.2%
22	Affiliated Managers Group, Inc. (a)	1,972
76	Bank of New York Mellon Corp. (The)	2,873
71	Cohen & Steers, Inc.	1,833
42	Federated Investors, Inc., Class B	1,445
15	Franklin Resources, Inc.	1,387
125	Janus Capital Group, Inc.	3,303
212	Jefferies Group, Inc.	3,571

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   45

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Capital Markets — Continued
64	Legg Mason, Inc.	2,773
26	Merrill Lynch & Co., Inc.	825
97	SEI Investments Co.	2,286
72	Waddell & Reed Financial, Inc., Class A	2,526
		24,794
	Chemicals — 2.2%
13	Air Products & Chemicals, Inc.	1,261
86	Albemarle Corp.	3,427
82	Cabot Corp.	1,996
56	E.l. du Pont de Nemours & Co.	2,422
91	Ecolab, Inc.	3,909
50	FMC Corp.	3,869
55	International Flavors & Fragrances, Inc.	2,150
26	Mosaic Co. (The) (a)	3,691
101	Valspar Corp.	1,902
		24,627
	Commercial Banks — 1.6%
50	City National Corp.	2,103
32	Cullen/Frost Bankers, Inc.	1,612
176	First Horizon National Corp.	1,308
109	First Midwest Bancorp, Inc.	2,025
57	Glacier Bancorp, Inc.	909
366	Popular, Inc.	2,410
68	SunTrust Banks, Inc.	2,452
109	Synovus Financial Corp.	951
75	UnionBanCal Corp.	3,013
22	Wilmington Trust Corp.	580
		17,363
	Commercial Services & Supplies — 4.0%
46	Advisory Board Co. (The) (a)	1,824
62	Avery Dennison Corp.	2,715
31	Cintas Corp.	828
50	Clean Harbors, Inc. (a)	3,545
72	Corporate Executive Board Co. (The)	3,009
138	Corrections Corp. of America (a)	3,792
160	Covanta Holding Corp. (a)	4,266
102	EnergySolutions, Inc.	2,268
120	Equifax, Inc.	4,026
132	GEO Group, Inc. (The) (a)	2,978
55	Mine Safety Appliances Co.	2,199
113	Resources Connection, Inc.	2,302
61	Stericycle, Inc. (a)	3,167
170	Tetra Tech, Inc. (a)	3,855
109	Waste Connections, Inc. (a)	3,494
		44,268
	Communications Equipment — 1.5%
92	Adtran, Inc.	2,183
313	Brocade Communications Systems, Inc. (a)	2,581
62	CommScope, Inc. (a)	3,294
84	F5 Networks, Inc. (a)	2,394
383	Motorola, Inc.	2,812
16	QUALCOMM, Inc.	692
930	Sonus Networks, Inc. (a)	3,181
		17,137
	Computers & Peripherals — 0.8%
96	Dell, Inc. (a)	2,103
185	EMC Corp. (a)	2,721
111	SanDisk Corp. (a)	2,080
68	Teradata Corp. (a)	1,562
		8,466
	Construction & Engineering — 1.3%
46	Aecom Technology Corp. (a)	1,489
57	Foster Wheeler Ltd. (a)	4,159
16	Jacobs Engineering Group, Inc. (a)	1,273
121	Quanta Services, Inc. (a)	4,039
87	URS Corp. (a)	3,642
		14,602
	Construction Materials — 1.1%
117	Eagle Materials, Inc.	2,956
30	Martin Marietta Materials, Inc.	3,153
54	Texas Industries, Inc.	3,033
53	Vulcan Materials Co.	3,198
		12,340
	Containers & Packaging — 1.2%
58	AptarGroup, Inc.	2,450
91	Crown Holdings, Inc. (a)	2,372
12	Greif, Inc., Class A	784
88	Packaging Corp. of America	1,892
124	Pactiv Corp. (a)	2,625
43	Sealed Air Corp.	815
21	Smurfit-Stone Container Corp. (a)	87
221	Temple-Inland, Inc.	2,490
		13,515
	Distributors — 0.2%
49	Genuine Parts Co.	1,932

SEE NOTES TO FINANCIAL STATEMENTS.

46   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Diversified Consumer Services — 0.5%
16	Apollo Group, Inc., Class A (a)	698
141	Career Education Corp. (a)	2,054
123	Sotheby’s	3,243
		5,995
	Diversified Financial Services — 1.4%
75	Bank of America Corp.	1,802
143	Citigroup, Inc.	2,390
70	Leucadia National Corp.	3,286
92	Moody’s Corp.	3,177
82	Nasdaq OMX Group (The) (a)	2,169
56	NYSE Euronext	2,832
		15,656
	Diversified Telecommunication Services — 0.7%
80	AT&T, Inc.	2,692
188	Citizens Communications Co.	2,135
770	Level 3 Communications, Inc. (a)	2,273
193	Qwest Communications International, Inc.	759
		7,859
	Electric Utilities — 3.0%
69	Allegheny Energy, Inc.	3,462
124	Cleco Corp.	2,887
30	Entergy Corp.	3,606
43	Exelon Corp.	3,888
34	FPL Group, Inc.	2,247
23	Idacorp, Inc.	656
129	Northeast Utilities	3,291
64	PPL Corp.	3,328
144	Sierra Pacific Resources	1,831
71	Southern Co.	2,490
115	UniSource Energy Corp.	3,575
82	Westar Energy, Inc.	1,764
		33,025
	Electrical Equipment — 0.9%
67	Energy Conversion Devices, Inc. (a)	4,948
53	Roper Industries, Inc.	3,462
45	Woodward Governor Co.	1,604
		10,014
	Electronic Equipment & Instruments — 1.9%
61	Amphenol Corp., Class A	2,736
34	Cogent, Inc. (a)	381
65	Dolby Laboratories, Inc., Class A (a)	2,624
135	Flir Systems, Inc. (a)	5,493
33	Itron, Inc. (a)	3,247
121	Molex, Inc.	2,953
58	National Instruments Corp.	1,636
79	Rofin-Sinar Technologies, Inc. (a)	2,387
		21,457
	Energy Equipment & Services — 4.1%
26	Baker Hughes, Inc.	2,288
32	BJ Services Co.	1,031
201	Cal Dive International, Inc. (a)	2,871
71	CARBO Ceramics, Inc.	4,135
7	Diamond Offshore Drilling, Inc.	971
70	Dril-Quip, Inc. (a)	4,381
45	Exterran Holdings, Inc. (a)	3,184
67	Helix Energy Solutions Group, Inc. (a)	2,772
107	Hercules Offshore, Inc. (a)	4,069
51	Hornbeck Offshore Services, Inc. (a)	2,858
15	IHS, Inc., Class A (a)	1,072
214	ION Geophysical Corp. (a)	3,726
32	RPC, Inc.	534
38	Schlumberger Ltd.	4,115
126	Tetra Technologies, Inc. (a)	2,988
98	Weatherford International Ltd. (a)	4,881
		45,876
	Food & Staples Retailing — 1.3%
146	Great Atlantic & Pacific Tea Co. (a)	3,323
1,219	Rite Aid Corp. (a)	1,938
60	Ruddick Corp.	2,065
139	United Natural Foods, Inc. (a)	2,699
85	Walgreen Co.	2,768
90	Whole Foods Market, Inc.	2,141
		14,934
	Food Products — 1.9%
121	Campbell Soup Co.	4,035
133	Dean Foods Co. (a)	2,609
98	Hershey Co. (The)	3,214
51	Kellogg Co.	2,456
127	Kraft Foods, Inc., Class A	3,601
138	Smithfield Foods, Inc. (a)	2,739
192	Tyson Foods, Inc., Class A	2,863
		21,517
	Gas Utilities — 1.2%
28	Energen Corp.	2,196
44	Equitable Resources, Inc.	3,027
53	Northwest Natural Gas Co.	2,471

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   47

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Gas Utilities — Continued
31	Piedmont Natural Gas Co.	805
46	Questar Corp.	3,299
41	Southwest Gas Corp.	1,210
		13,008
	Health Care Equipment & Supplies — 2.9%
95	Advanced Medical Optics, Inc. (a)	1,776
25	Alcon, Inc., (Switzerland)	4,103
69	American Medical Systems Holdings, Inc. (a)	1,033
57	Haemonetics Corp. (a)	3,179
82	Hologic, Inc. (a)	1,798
30	IDEXX Laboratories, Inc. (a)	1,465
142	Immucor, Inc. (a)	3,686
106	Inverness Medical Innovations, Inc. (a)	3,501
66	Meridian Bioscience, Inc.	1,783
89	NuVasive, Inc. (a)	3,955
91	ResMed, Inc. (a)	3,252
35	Stryker Corp.	2,215
25	West Pharmaceutical Services, Inc.	1,083
		32,829
	Health Care Providers & Services — 2.5%
65	Amedisys, Inc. (a)	3,264
148	Brookdale Senior Living, Inc.	3,023
64	Community Health Systems, Inc. (a)	2,116
43	DaVita, Inc. (a)	2,270
91	Healthways, Inc. (a)	2,697
36	Patterson Cos., Inc. (a)	1,063
15	Pediatrix Medical Group, Inc. (a)	732
139	PSS World Medical, Inc. (a)	2,258
58	Quest Diagnostics, Inc.	2,787
91	Sunrise Senior Living, Inc. (a)	2,056
133	UnitedHealth Group, Inc.	3,489
87	VCA Antech, Inc. (a)	2,406
		28,161
	Health Care Technology — 0.4%
57	Cerner Corp. (a)	2,574
127	Eclipsys Corp. (a)	2,340
		4,914
	Hotels, Restaurants & Leisure — 2.1%
33	Ameristar Casinos, Inc.	449
55	Burger King Holdings, Inc.	1,476
63	Cheesecake Factory, Inc. (The) (a)	998
102	Gaylord Entertainment Co. (a)	2,439
25	Las Vegas Sands Corp. (a)	1,200
76	Life Time Fitness, Inc. (a)	2,260
70	MGM Mirage (a)	2,359
197	Pinnacle Entertainment, Inc. (a)	2,070
110	Scientific Games Corp., Class A (a)	3,270
84	Sonic Corp. (a)	1,242
209	Starbucks Corp. (a)	3,296
66	Tim Hortons, Inc., (Canada)	1,884
2	Yum! Brands, Inc.	85
		23,028
	Household Durables — 1.4%
205	D.R. Horton, Inc.	2,229
34	Fortune Brands, Inc.	2,130
68	Harman International Industries, Inc.	2,827
167	KB Home	2,819
179	Lennar Corp., Class A	2,208
23	MDC Holdings, Inc.	918
132	Pulte Homes, Inc.	1,270
97	Toll Brothers, Inc. (a)	1,818
		16,219
	Household Products — 0.7%
56	Clorox Co.	2,939
20	Colgate-Palmolive Co.	1,358
44	Energizer Holdings, Inc. (a)	3,182
		7,479
	Independent Power Producers & Energy Traders — 0.8%
38	Constellation Energy Group, Inc.	3,160
392	Dynegy, Inc., Class A (a)	3,349
53	Ormat Technologies, Inc.	2,616
		9,125
	Industrial Conglomerates — 0.5%
39	3M Co.	2,736
99	General Electric Co.	2,651
		5,387
	Insurance — 2.9%
72	American International Group, Inc.	1,895
92	Arthur J. Gallagher & Co.	2,212
139	Assured Guaranty Ltd., (Bermuda)	2,497
137	Brown & Brown, Inc.	2,386
84	Delphi Financial Group, Inc., Class A	1,942
184	Fidelity National Financial, Inc., Class A	2,321
73	First American Corp.	1,916
28	Hilb, Rogal & Hobbs Co.	1,212
16	Lincoln National Corp.	724

SEE NOTES TO FINANCIAL STATEMENTS.

48   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Insurance — Continued
2	Markel Corp. (a)	827
173	Marsh & McLennan Cos., Inc.	4,586
59	Odyssey Re Holdings Corp.	2,108
265	Old Republic International Corp.	3,142
75	Phoenix Cos., Inc. (The)	568
44	Principal Financial Group, Inc.	1,836
120	Progressive Corp. (The)	2,238
		32,410
	Internet & Catalog Retail — 0.3%
201	Liberty Media Corp. - Interactive, Class A (a)	2,967
	Internet Software & Services — 1.4%
112	Akamai Technologies, Inc. (a)	3,913
45	Equinix, Inc. (a)	3,978
5	Google, Inc., Class A (a)	2,717
151	Omniture, Inc. (a)	2,810
160	SAVVIS, Inc. (a)	2,060
		15,478
	IT Services — 2.3%
33	Broadridge Financial Solutions, Inc.	687
109	Cognizant Technology Solutions Corp., Class A (a)	3,552
51	DST Systems, Inc. (a)	2,834
87	Euronet Worldwide, Inc. (a)	1,477
80	Fidelity National Information Services, Inc.	2,957
2	Gartner, Inc. (a)	36
106	Iron Mountain, Inc. (a)	2,806
27	Perot Systems Corp., Class A (a)	399
34	Syntel, Inc.	1,152
115	TeleTech Holdings, Inc. (a)	2,294
94	Total System Services, Inc.	2,086
208	VeriFone Holdings, Inc. (a)	2,486
51	Western Union Co. (The)	1,273
86	Wright Express Corp. (a)	2,130
		26,169
	Leisure Equipment & Products — 0.6%
178	Eastman Kodak Co.	2,569
137	Mattel, Inc.	2,347
91	Pool Corp.	1,622
		6,538
	Life Sciences Tools & Services — 0.9%
31	Dionex Corp. (a)	2,068
53	Millipore Corp. (a)	3,607
91	Parexel International Corp. (a)	2,398
50	Varian, Inc. (a)	2,567
		10,640
	Machinery — 3.5%
30	Barnes Group, Inc.	701
19	Bucyrus International, Inc.	1,413
70	Clarcor, Inc.	2,461
46	Danaher Corp.	3,528
61	Donaldson Co., Inc.	2,738
84	ESCO Technologies, Inc. (a)	3,954
103	Graco, Inc.	3,919
125	IDEX Corp.	4,615
46	Joy Global, Inc.	3,479
69	Kaydon Corp.	3,534
22	Lincoln Electric Holdings, Inc.	1,739
91	PACCAR, Inc.	3,809
76	Pall Corp.	3,003
		38,893
	Media — 2.1%
82	Arbitron, Inc.	3,896
150	Discovery Holding Co., Class A (a)	3,294
79	Lamar Advertising Co., Class A (a)	2,842
189	Live Nation, Inc. (a)	2,001
89	Marvel Entertainment, Inc. (a)	2,856
808	Sirius Satellite Radio, Inc. (a)	1,551
143	Time Warner, Inc.	2,119
210	Virgin Media, Inc.	2,858
13	Walt Disney Co. (The)	403
3	Washington Post Co. (The), Class B	1,596
		23,416
	Metals & Mining — 1.2%
31	Century Aluminum Co. (a)	2,069
34	Cleveland-Cliffs, Inc.	4,025
753	Coeur d’Alene Mines Corp. (a)	2,184
62	RTI International Metals, Inc. (a)	2,196
195	Titanium Metals Corp.	2,735
		13,209
	Multiline Retail — 1.3%
231	Dillard’s, Inc., Class A	2,672
60	Kohl’s Corp. (a)	2,402
98	Nordstrom, Inc.	2,965
197	Saks, Inc. (a)	2,167
10	Sears Holdings Corp. (a)	751
72	Target Corp.	3,367
		14,324

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   49

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Multi-Utilities — 0.7%
64	Ameren Corp.	2,698
97	Black Hills Corp.	3,096
115	TECO Energy, Inc.	2,469
		8,263
	Office Electronics — 0.3%
89	Zebra Technologies Corp., Class A (a)	2,901
	Oil, Gas & Consumable Fuels — 6.6%
35	Alpha Natural Resources, Inc. (a)	3,665
55	Arch Coal, Inc.	4,127
74	Arena Resources, Inc. (a)	3,883
67	Atlas America, Inc.	3,009
40	BPZ Resources, Inc. (a)	1,168
60	Cabot Oil & Gas Corp.	4,065
69	CNX Gas Corp. (a)	2,887
35	Consol Energy, Inc.	3,979
121	Delta Petroleum Corp. (a)	3,081
117	EXCO Resources, Inc. (a)	4,302
19	Foundation Coal Holdings, Inc.	1,679
84	Frontier Oil Corp.	2,009
33	Goodrich Petroleum Corp. (a)	2,709
13	Hess Corp.	1,629
43	Peabody Energy Corp.	3,780
48	Penn Virginia Corp.	3,584
86	PetroHawk Energy Corp. (a)	3,993
36	Petroleum Development Corp. (a)	2,395
101	Quicksilver Resources, Inc. (a)	3,916
48	Range Resources Corp.	3,155
39	SandRidge Energy, Inc. (a)	2,541
33	Spectra Energy Corp.	953
71	Teekay Corp., (Bahamas)	3,216
29	Tesoro Corp.	582
51	XTO Energy, Inc.	3,509
		73,816
	Paper & Forest Products — 0.5%
316	Louisiana-Pacific Corp.	2,683
56	Weyerhaeuser Co.	2,845
		5,528
	Personal Products — 0.5%
91	Avon Products, Inc.	3,269
46	Estee Lauder Cos., Inc. (The), Class A	2,118
		5,387
	Pharmaceuticals — 1.6%
176	Alpharma, Inc., Class A (a)	3,955
97	Auxilium Pharmaceuticals, Inc. (a)	3,261
83	Barr Pharmaceuticals, Inc. (a)	3,745
201	Mylan, Inc. (a)	2,431
244	Valeant Pharmaceuticals International (a)	4,172
		17,564
	Real Estate Investment Trusts (REITs) — 0.5%
5	Boston Properties, Inc.	495
47	First Industrial Realty Trust, Inc.	1,294
22	General Growth Properties, Inc.	775
50	Potlatch Corp.	2,263
12	ProLogis	649
23	UDR, Inc.	505
		5,981
	Road & Rail — 0.9%
87	Genesee & Wyoming, Inc., Class A (a)	2,955
152	Heartland Express, Inc.	2,260
239	Knight Transportation, Inc.	4,378
		9,593
	Semiconductors & Semiconductor Equipment — 3.6%
105	Applied Materials, Inc.	2,003
119	Atheros Communications, Inc. (a)	3,580
463	Atmel Corp. (a)	1,610
121	ATMI, Inc. (a)	3,380
137	Cypress Semiconductor Corp. (a)	3,403
131	Fairchild Semiconductor International, Inc. (a)	1,532
160	FormFactor, Inc. (a)	2,955
44	Hittite Microwave Corp. (a)	1,572
554	Micron Technology, Inc. (a)	3,324
142	Microsemi Corp. (a)	3,571
93	Novellus Systems, Inc. (a)	1,965
278	ON Semiconductor Corp. (a)	2,551
203	Rambus, Inc. (a)	3,865
100	Tessera Technologies, Inc. (a)	1,632
104	Varian Semiconductor Equipment Associates, Inc. (a)	3,635
		40,578
	Software — 2.7%
61	Blackbaud, Inc.	1,312
69	Blackboard, Inc. (a)	2,621
96	Citrix Systems, Inc. (a)	2,817
107	Concur Technologies, Inc. (a)	3,570
91	Electronic Arts, Inc. (a)	4,041

SEE NOTES TO FINANCIAL STATEMENTS.

50   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — Continued
	Software — Continued
160	Jack Henry & Associates, Inc.	3,464
269	Lawson Software, Inc. (a)	1,956
232	Nuance Communications, Inc. (a)	3,634
146	Red Hat, Inc. (a)	3,020
200	THQ, Inc. (a)	4,051
		30,486
	Specialty Retail — 2.7%
96	Aaron Rents, Inc.	2,136
160	Bed Bath & Beyond, Inc. (a)	4,498
112	Cabela’s, Inc. (a)	1,236
228	CarMax, Inc. (a)	3,230
501	Chico’s FAS, Inc. (a)	2,689
135	Dick’s Sporting Goods, Inc. (a)	2,388
74	J Crew Group, Inc. (a)	2,440
68	Limited Brands, Inc.	1,151
64	Lowe’s Cos., Inc.	1,320
207	Men’s Wearhouse, Inc.	3,367
287	Office Depot, Inc. (a)	3,139
132	O’Reilly Automotive, Inc. (a)	2,948
		30,542
	Textiles, Apparel & Luxury Goods — 0.1%
40	Under Armour, Inc., Class A (a)	1,027
	Thrifts & Mortgage Finance — 0.9%
73	Fannie Mae	1,429
121	Freddie Mac	1,982
74	MGIC Investment Corp.	450
264	People’s United Financial, Inc.	4,116
462	Washington Mutual, Inc.	2,278
		10,255
	Tobacco — 0.1%
11	Lorillard, Inc. (a)	791
	Trading Companies & Distributors — 0.4%
39	Aircastle Ltd.	324
94	Fastenal Co.	4,061
		4,385
	Water Utilities — 0.2%
172	Aqua America, Inc.	2,746
	Wireless Telecommunication Services — 0.8%
101	American Tower Corp., Class A (a)	4,255
56	NII Holdings, Inc. (a)	2,663
33	U.S. Cellular Corp. (a)	1,889
		8,807
	Total Short Positions — 89.4% (Proceeds $1,148,684)	$1,000,349

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   51

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — 96.3%
		Common Stocks — 95.0%
		Beverages — 3.1%
100		Anheuser-Busch Cos., Inc.	6,212
55		Diageo plc ADR (United Kingdom)	4,063
50		Fomento Economico Mexicano S.A.B. de C.V. ADR (Mexico)	2,275
			12,550
		Capital Markets — 4.6%
270		Charles Schwab Corp. (The)	5,546
459		W.P. Carey & Co. LLC	13,186
			18,732
		Chemicals — 1.2%
120		Albemarle Corp.	4,789
		Commercial Banks — 5.2%
50		M&T Bank Corp.	3,527
500		Synovus Financial Corp.	4,365
375		United Community Banks, Inc.	3,199
459		Wachovia Corp.	7,123
100		Wilmington Trust Corp.	2,644
			20,858
		Communications Equipment — 0.3%
30		QUALCOMM, Inc.	1,331
		Construction & Engineering — 0.3%
40		KHD Humboldt Wedag International Ltd., (Hong Kong) (a)	1,261
		Construction Materials — 1.3%
126		Cemex S.A.B. de C.V. ADR (Mexico) (a)	3,112
35		Vulcan Materials Co.	2,092
			5,204
		Consumer Finance — 0.4%
48		American Express Co.	1,793
		Containers & Packaging — 0.5%
65		Rock-Tenn Co., Class A	1,949
		Distributors — 1.2%
122		Genuine Parts Co.	4,853
		Diversified Financial Services — 0.6%
80		Onex Corp., (Canada)	2,368
		Diversified Telecommunication Services — 1.5%
357		Alaska Communications Systems Group, Inc.	4,260
148		Windstream Corp.	1,829
			6,089
		Electric Utilities — 0.5%
100		Brookfield Infrastructure Partners LP	1,960
		Electrical Equipment — 0.9%
105		Baldor Electric Co.	3,666
		Energy Equipment & Services — 3.9%
225		RPC, Inc.	3,780
135		SEACOR Holdings, Inc. (a)	12,084
			15,864
		Food & Staples Retailing — 1.4%
60		Great Atlantic & Pacific Tea Co. (a)	1,369
60		Longs Drug Stores Corp.	2,527
60		SUPERVALU, Inc.	1,853
			5,749
		Food Products — 0.9%
200		B&G Foods, Inc., Class A	1,868
90		Smithfield Foods, Inc. (a)	1,789
			3,657
		Gas Utilities — 1.0%
85		ONEOK, Inc.	4,151
		Health Care Providers & Services — 4.8%
105		Community Health Systems, Inc. (a)	3,463
172		Coventry Health Care, Inc. (a)	5,223
237		National Healthcare Corp.	10,870
			19,556
		Hotels, Restaurants & Leisure — 0.7%
250		Monarch Casino & Resort, Inc. (a)	2,950
		Household Durables — 1.5%
100		Fortune Brands, Inc.	6,241
		Independent Power Producers & Energy Traders — 0.7%
80		TransAlta Corp., (Canada)	2,899
		Industrial Conglomerates — 1.4%
200		Carlisle Cos., Inc.	5,800
		Insurance — 13.2%
55		Assurant, Inc.	3,628
—	(h)	Berkshire Hathaway, Inc., Class A (a)	5,313
80		Everest Re Group Ltd., (Bermuda)	6,377
100		Loews Corp.	4,690
600		Old Republic International Corp.	7,104
318		OneBeacon Insurance Group Ltd.	5,586
247		ProAssurance Corp. (a)	11,902
120		Unitrin, Inc.	3,308
226		W.R. Berkley Corp.	5,465
			53,373

SEE NOTES TO FINANCIAL STATEMENTS.

52   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

SHARES	SECURITY DESCRIPTION	VALUE($)
Long-Term Investments — Continued
	Internet & Catalog Retail — 1.2%
38	Amazon.com, Inc. (a)	2,805
100	Expedia, Inc. (a)	1,838
		4,643
	IT Services — 1.5%
272	Total System Services, Inc.	6,049
	Machinery — 1.7%
130	Kennametal, Inc.	4,232
123	Oshkosh Corp.	2,551
		6,783
	Media — 7.2%
853	AH Belo Corp., Class A	4,862
600	Belo Corp., Class A	4,386
125	Cablevision Systems Corp., Class A (a)	2,825
190	Clear Channel Communications, Inc.	6,688
235	Clear Channel Outdoor Holdings, Inc., Class A (a)	4,190
282	Entercom Communications Corp., Class A	1,978
170	LIN TV Corp., Class A (a)	1,013
5	Washington Post Co. (The), Class B	2,934
		28,876
	Multiline Retail — 1.0%
55	Sears Holdings Corp. (a)	4,051
	Oil, Gas & Consumable Fuels — 12.0%
139	Devon Energy Corp.	16,696
160	Energy Transfer Equity LP	4,639
47	Kinder Morgan Management LLC (a)	2,517
175	NuStar GP Holdings LLC	3,792
235	Teekay Corp., (Bahamas)	10,617
250	Williams Cos., Inc.	10,078
		48,339
	Pharmaceuticals — 0.6%
65	Merck & Co., Inc.	2,442
	Real Estate Investment Trusts (REITs) — 6.5%
441	Agree Realty Corp.	9,716
65	Cousins Properties, Inc.	1,502
150	Getty Realty Corp.	2,161
375	National Health Investors, Inc.	10,691
25	Public Storage	2,004
		26,074
	Real Estate Management & Development — 2.1%
150	Brookfield Asset Management, Inc., Class A, (Canada)	4,881
125	Brookfield Properties Corp., (Canada)	2,224
65	Forestar Real Estate Group, Inc. (a)	1,238
		8,343
	Software — 0.7%
100	Microsoft Corp.	2,751
	Specialty Retail — 4.2%
250	AutoNation, Inc. (a)	2,505
50	AutoZone, Inc. (a)	6,051
64	Bed Bath & Beyond, Inc. (a)	1,790
130	Home Depot, Inc.	3,045
100	Staples, Inc.	2,375
35	TJX Cos., Inc.	1,101
		16,867
	Textiles, Apparel & Luxury Goods — 0.5%
28	V.F. Corp.	1,993
	Thrifts & Mortgage Finance — 1.5%
140	FirstFed Financial Corp. (a)	1,125
328	People’s United Financial, Inc.	5,117
		6,242
	Tobacco — 0.5%
100	Altria Group, Inc.	2,056
	Trading Companies & Distributors — 0.8%
70	GATX Corp.	3,103
	Wireless Telecommunication Services — 1.9%
170	Telephone & Data Systems, Inc.	7,506
	Total Common Stocks (Cost $420,219)	383,761
	Investment Company — 1.3%
222	Cohen & Steers Select Utility Fund, Inc. (Cost $5,244)	5,423
	Total Long-Term Investments (Cost $425,463)	389,184
Short-Term Investment — 3.1%
	Investment Company — 3.1%
12,497	JPMorgan Prime Money Market Fund, Institutional Class (b) (m) (Cost $12,497)	12,497
	Total Investments — 99.4% (Cost $437,960)	401,681
	Other Assets in Excess of Liabilities — 0.6%	2,242
	NET ASSETS — 100.0%	$403,923

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   53

JPMorgan Mid Cap/Multi Cap Funds

SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF JUNE 30, 2008 (continued)

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS:

ADR—	American Depository Receipt

VAR—	Variable Rate Security. The interest rate shown is the rate in effect as of June 30, 2008.

(a)—	Non-income producing security.

(b)—	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, amended, and advised by J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors, Inc.

(c)—	Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.

(e)—	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(h)—	Amount rounds to less than one thousand (shares or dollars).

(i)—	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(m)—	All or a portion of this security is reserved for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward currency contracts.

(s)—	These holdings represent investments in structured investment vehicles (SIVs). The value of SIVs may be affected by, among other things, changes in: interest rates, the quality of the underlying assets or the market’s assessment thereof, factors concerning interests in and structure of the issuer or the originator of the receivables, or the creditworthiness of the entities that provide credit enhancements. SIVs have experienced decreased liquidity primarily resulting from declines in the market value of certain categories of collateral underlying the SIVs. These holdings were previously determined to be liquid at the time of acquisition of such investments and have since been deemed to be illiquid due to the changes in market conditions.

SEE NOTES TO FINANCIAL STATEMENTS.

54   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   55

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2008

(Amounts in thousands, except per share amounts)

	Capital Growth Fund		Diversified Mid Cap Growth Fund		Diversified Mid Cap Value Fund		Growth Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$1,022,364		$1,092,976		$328,117		$495,437
Investments in affiliates, at value	23,659		25,154		649		16,914
Total investment securities, at value	1,046,023		1,118,130		328,766		512,351
Cash	11		4		18		4
Receivables:
Investment securities sold	7,510		7,853		9,634		2,790
Fund shares sold	1,939		494		86		1,552
Interest and dividends	144		157		384		101
Prepaid expenses and other assets	—	(b)	—	(b)	—	(b)	—
Total Assets	1,055,627		1,126,638		338,888		516,798

LIABILITIES:
Payables:
Investment securities purchased	23,598		25,202		2,940		6,168
Collateral for securities lending program	69,271		74,327		29,763		20,484
Fund shares redeemed	734		1,369		2,358		449
Accrued liabilities:
Investment advisory fees	327		568		173		267
Administration fees	96		82		5		43
Shareholder servicing fees	205		100		44		99
Distribution fees	126		144		59		27
Custodian and accounting fees	17		23		17		21
Trustees’ and Chief Compliance Officer’s fees	29		3		—	(b)	3
Other	350		385		161		75
Total Liabilities	94,753		102,203		35,520		27,636
Net Assets	$960,874		$1,024,435		$303,368		$489,162

SEE NOTES TO FINANCIAL STATEMENTS.

56   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

	Capital Growth Fund	Diversified Mid Cap Growth Fund	Diversified Mid Cap Value Fund	Growth Advantage Fund
NET ASSETS:
Paid in capital	$839,570	$871,886	$266,469	$732,953
Accumulated undistributed (distributions in excess of) net investment income	(46)	(32)	(23)	(5)
Accumulated net realized gains (losses)	(12,658)	6,029	13,144	(264,274)
Net unrealized appreciation (depreciation)	134,008	146,552	23,778	20,488
Total Net Assets	$960,874	$1,024,435	$303,368	$489,162

Net Assets:
Class A	$472,848	$384,225	$130,114	$70,546
Class B	15,736	69,186	31,181	4,340
Class C	24,643	27,785	14,704	14,499
Select Class	447,647	539,292	123,635	399,777
Ultra	—	3,947	3,734	—
Total	$960,874	$1,024,435	$303,368	$489,162

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	12,199	18,781	14,472	8,669
Class B	458	4,205	3,783	566
Class C	731	1,486	1,784	1,889
Select Class	10,732	24,872	13,843	48,862
Ultra	—	181	417	—

Net Asset Value:
Class A — Redemption price per share	$38.76	$20.46	$8.99	$8.14
Class B — Offering price per share (a)	34.37	16.45	8.24	7.67
Class C — Offering price per share (a)	33.70	18.70	8.24	7.68
Select Class — Offering and redemption price per share	41.71	21.68	8.93	8.18
Ultra — Offering and redemption price per share	—	21.79	8.94	—
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$40.91	$21.59	$9.49	$8.59

Cost of investments in non-affiliates	$888,356	$946,424	$304,339	$474,949
Cost of investments in affiliates	23,659	25,154	649	16,914
Value of securities on loan	67,083	71,855	28,855	19,988

(a)	Redemption price for Class B and Class C Shares varies based on the length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   57

STATEMENTS OF ASSETS AND LIABILITIES
AS OF JUNE 30, 2008 (continued)

(Amounts in thousands, except per share amounts)

	Mid Cap Equity Fund	Mid Cap Value Fund	Multi-Cap Market Neutral Fund		Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$199,430	$5,934,819	$1,013,839		$389,184
Investments in affiliates, at value	6,781	94,572	36,963		12,497
Total investment securities, at value	206,211	6,029,391	1,050,802		401,681
Cash	8	536	74		63
Deposits with broker for securities sold short	—	—	1,071,439		—
Receivables:
Investment securities sold	1,214	30,415	—		10,294
Fund shares sold	933	6,190	529		1,113
Interest and dividends	173	9,799	2,399		1,225
Reimbursement for legal matters	—	—	—	(b)	—
Total Assets	208,539	6,076,331	2,125,243		414,376

LIABILITIES:
Payables:
Dividends	96	—	1,435		—
Dividends for securities sold short	—	—	747		—
Investment securities purchased	2,459	9,433	—		7,851
Securities sold short, at value	—	—	1,000,349		—
Collateral for securities lending program	16,018	197,544	—		—
Fund shares redeemed	182	14,946	2,647		2,006
Accrued Liabilities:
Investment advisory fees	102	2,588	1,051		173
Administration fees	17	299	78		14
Shareholder servicing fees	—	885	23		85
Distribution fees	—	1,027	83		155
Custodian and accounting fees	11	91	54		11
Trustees’ and Chief Compliance Officer’s fees	5	5	7		1
Other	60	2,489	295		157
Total Liabilities	18,950	229,307	1,006,769		10,453
Net Assets	$189,589	$5,847,024	$1,118,474		$403,923

SEE NOTES TO FINANCIAL STATEMENTS.

58   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

	Mid Cap Equity Fund	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
NET ASSETS:
Paid in capital	$158,359	$5,391,037	$1,150,363	$439,179
Accumulated undistributed (distributions in excess of) net investment income	(50)	24,875	(1,471)	2,605
Accumulated net realized gains (losses)	7,695	162,133	(181,039)	(1,582)
Net unrealized appreciation (depreciation)	23,585	268,979	150,621	(36,279)
Total Net Assets	$189,589	$5,847,024	$1,118,474	$403,923

Net Assets:
Class A	$—	$2,661,377	$77,838	$152,696
Class B	—	163,091	16,402	—
Class C	—	523,722	90,603	182,093
Select Class	189,589	721,777	933,631	49,262
Institutional Class	—	1,777,057	—	19,872
Total	$189,589	$5,847,024	$1,118,474	$403,923

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	—	121,449	7,605	9,321
Class B	—	7,624	1,623	—
Class C	—	24,421	8,954	11,202
Select Class	6,622	32,601	90,944	2,996
Institutional Class	—	79,655	—	1,212

Net Asset Value:
Class A — Redemption price per share	$—	$21.91	$10.23	$16.38
Class B — Offering price per share (a)	—	21.39	10.10	—
Class C — Offering price per share (a)	—	21.45	10.12	16.25
Select Class — Offering and redemption price per share	28.63	22.14	10.27	16.44
Institutional Class — Offering and redemption price per share	—	22.31	—	16.40
Class A maximum sales charge	—	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$—	$23.12	$10.80	$17.29

Cost of investments in non-affiliates	$175,845	$5,665,840	$1,011,553	$425,463
Cost of investments in affiliates	6,781	94,572	36,963	12,497
Value of securities on loan	15,430	190,493	—	—
Proceeds from securities sold short	—	—	1,148,684	—

(a)	Redemption price for Class B and Class C Shares varies based on the length of time the shares are held.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   59

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2008

(Amounts in thousands)

	Capital Growth Fund	Diversified Mid Cap Growth Fund	Diversified Mid Cap Value Fund	Growth Advantage Fund
INVESTMENT INCOME:
Dividend income	$3,524	$4,410	$8,882	$1,279
Dividend income from affiliates (a)	901	871	235	515
Income from securities lending (net)	457	807	390	70
Total investment income	4,882	6,088	9,507	1,864

EXPENSES:
Investment advisory fees	3,948	7,967	3,220	1,734
Administration fees	984	1,220	492	269
Distribution fees:
Class A	1,287	1,098	422	158
Class B	135	756	317	23
Class C	193	253	164	62
Shareholder servicing fees:
Class A	1,287	1,098	422	158
Class B	45	252	105	8
Class C	64	84	54	21
Select Class	1,071	1,623	650	480
Custodian and accounting fees	82	95	62	82
Interest expense	2	— (b)	20	1
Professional fees	63	62	52	49
Trustees’ and Chief Compliance Officer’s fees	10	14	6	4
Printing and mailing costs	238	78	38	32
Registration and filing fees	48	80	43	65
Transfer agent fees	875	1,266	491	71
Other	29	34	18	74
Total expenses	10,361	15,980	6,576	3,291
Less amounts waived	—	(1,540)	(681)	(138)
Less earnings credits	(12)	(15)	(8)	(2)
Less reimbursement for legal matters	—	— (b)	— (b)	—
Net expenses	10,349	14,425	5,887	3,151
Net investment income (loss)	(5,467)	(8,337)	3,620	(1,287)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	24,058	67,655	59,051	(31,747)
Payment by affiliate (See Note 3)	—	68	50	—
Net realized gain (loss)	24,058	67,723	59,101	(31,747)
Change in net unrealized appreciation (depreciation) of:
Investments	(50,298)	(97,988)	(147,138)	7,187
Securities Sold Short	—	—	—	(3)
Change in net unrealized appreciation (depreciation):	(50,298)	(97,988)	(147,138)	7,184
Net realized/unrealized gains (losses)	(26,240)	(30,265)	(88,037)	(24,563)
Change in net assets resulting from operations	$(31,707)	$(38,602)	$(84,417)	$(25,850)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

60   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

	Mid Cap Equity Fund	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
INVESTMENT INCOME:
Dividend income	$2,478	$129,809	$22,565	$13,509
Dividend income from affiliates (a)	209	4,885	3,648	1,075
Interest income	—	—	52,597	—
Income from securities lending (net)	48	2,321	—	—
Foreign taxes withheld	—	(80)	—	—
Total investment income	2,735	136,935	78,810	14,584

EXPENSES:
Investment advisory fees	1,456	46,776	19,480	3,042
Administration fees	223	7,166	1,549	466
Distribution fees:
Class A	—	8,127	328	450
Class B	—	1,502	152	—
Class C	—	5,026	1,018	1,689
Shareholder servicing fees:
Class A	—	8,126	328	450
Class B	—	501	51	—
Class C	—	1,675	339	563
Select Class	560	2,300	3,178	104
Institutional Class		2,155	—	21
Custodian and accounting fees	50	443	169	50
Interest expense	8	17	33	3
Professional fees	46	210	94	53
Trustees’ and Chief Compliance Officer’s fees	3	82	18	5
Printing and mailing costs	17	882	96	91
Registration and filing fees	13	205	65	77
Transfer agent fees	116	9,735	620	526
Dividend expense on securities sold short	—	—	15,847	—
Other	7	220	38	8
Total expenses	2,499	95,148	43,403	7,598
Less amounts waived	(473)	(13,827)	(6,143)	(824)
Less earnings credits	(2)	(75)	(9)	(7)
Less reimbursement for legal matters	—	—	— (b)	—
Net expenses	2,024	81,246	37,251	6,767
Net investment income (loss)	711	55,689	41,559	7,817

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments	20,557	345,370	52,190	(3,534)
Securities sold short	—	—	(147,290)	—
Net realized gain (loss)	20,557	345,370	(95,100)	(3,534)
Change in net unrealized appreciation (depreciation) of:
Investments	(41,362)	(1,449,429)	(347,332)	(75,698)
Securities sold short	—	—	305,665	—
Change in net unrealized appreciation (depreciation)	(41,362)	(1,449,429)	(41,667)	(75,698)
Net realized/unrealized gains (losses)	(20,805)	(1,104,059)	(136,767)	(79,232)
Change in net assets resulting from operations	$(20,094)	$(1,048,370)	$(95,208)	$(71,415)

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   61

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

(Amounts in thousands)

	Capital Growth Fund		Diversified Mid Cap Growth Fund
	Year Ended 6/30/2008	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(5,467)	$(4,548)	$(8,337)	$(9,044)
Net realized gain (loss)	24,058	101,852	67,723	225,078
Change in net unrealized appreciation (depreciation)	(50,298)	59,558	(97,988)	10,761
Change in net assets resulting from operations	(31,707)	156,862	(38,602)	226,795

DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares
From net realized gains	(55,966)	(37,430)	(73,492)	(70,626)
Class B Shares
From net realized gains	(2,169)	(2,088)	(19,720)	(25,785)
Class C Shares
From net realized gains	(3,222)	(1,859)	(5,686)	(6,792)
Select Class Shares
From net investment income	—	(74)	—	—
From net realized gains	(43,643)	(25,344)	(97,118)	(107,952)
Institutional Class Shares
From net realized gains	—	—	(400)	(1,418)
Total distributions to shareholders	(105,000)	(66,795)	(196,416)	(212,573)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	128,989	37,496	(126,172)	(62,785)

NET ASSETS
Change in net assets	(7,718)	127,563	(361,190)	(48,563)
Beginning of period	968,592	841,029	1,385,625	1,434,188
End of period	$960,874	$968,592	$1,024,435	$1,385,625
Accumulated undistributed (distributions in excess of) net investment income	$(46)	$(45)	$(32)	$(23)

SEE NOTES TO FINANCIAL STATEMENTS.

62   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

	Diversified Mid Cap Value Fund		Growth Advantage Fund
	Year Ended 6/30/2008	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,620	$7,035	$(1,287)	$(498)
Net realized gain (loss)	59,101	156,003	(31,747)	10,762
Change in net unrealized appreciation (depreciation)	(147,138)	(6,646)	7,184	4,914
Change in net assets resulting from operations	(84,417)	156,392	(25,850)	15,178

DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares
From net investment income	(613)	(1,948)	—	—
From net realized gains	(55,891)	(37,633)	—	—
Class B Shares
From net investment income	(76)	(228)	—	—
From net realized gains	(14,795)	(9,974)	—	—
Class C Shares
From net investment income	(35)	(124)	—	—
From net realized gains	(7,793)	(5,288)	—	—
Select Class Shares
From net investment income	(1,077)	(5,575)	—	—
From net realized gains	(80,906)	(92,296)	—	—
Ultra Class Shares
From net investment income	(10)	(38)	—	—
From net realized gains	(800)	(483)	—	—
Total distributions to shareholders	(161,996)	(153,587)	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(189,599)	(192,190)	452,493	(25,455)

NET ASSETS
Change in net assets	(436,012)	(189,385)	426,643	(10,277)
Beginning of period	739,380	928,765	62,519	72,796
End of period	$303,368	$739,380	$489,162	$62,519
Accumulated undistributed (distributions in excess of) net investment income	$(23)	$(1,590)	$(5)	$(2)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   63

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Equity Fund		Mid Cap Value Fund
	Year Ended 6/30/2008	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$711	$1,017	$55,689	$65,981
Net realized gain (loss)	20,557	37,615	345,370	488,854
Change in net unrealized appreciation (depreciation)	(41,362)	12,225	(1,449,429)	789,575
Change in net assets resulting from operations	(20,094)	50,857	(1,048,370)	1,344,410

DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares
From net investment income	—	—	(17,155)	(33,796)
From net realized gains	—	—	(263,331)	(145,970)
Class B Shares
From net investment income	—	—	—	(1,118)
From net realized gains	—	—	(16,458)	(10,457)
Class C Shares
From net investment income	—	—	—	(3,695)
From net realized gains	—	—	(55,482)	(35,418)
Select Class Shares
From net investment income	(695)	(827)	(6,750)	(14,785)
From net realized gains	(41,318)	(23,004)	(74,470)	(55,110)
Institutional Class Shares
From net investment income	—	—	(22,463)	(31,824)
From net realized gains	—	—	(169,310)	(95,197)
Total distributions to shareholders	(42,013)	(23,831)	(625,419)	(427,370)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(32,850)	(40,584)	(1,107,894)	424,154

NET ASSETS
Change in net assets	(94,957)	(13,558)	(2,781,683)	1,341,194
Beginning of period	284,546	298,104	8,628,707	7,287,513
End of period	$189,589	$284,546	$5,847,024	$8,628,707
Accumulated undistributed (distributions in excess of) net investment income	$(50)	$40	$24,875	$21,673

SEE NOTES TO FINANCIAL STATEMENTS.

64   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Year Ended 6/30/2008	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$41,559	$71,876	$7,817	$3,843
Net realized gain (loss)	(95,100)	(65,025)	(3,534)	24,756
Change in net unrealized appreciation (depreciation)	(41,667)	105,853	(75,698)	31,286
Change in net assets resulting from operations	(95,208)	112,704	(71,415)	59,885

DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares
From net investment income	(6,015)	(5,486)	(2,316)	(748)
Return of capital	(139)	—	—	—
From net realized gains	—	—	(9,329)	(1,731)
Class B Shares
From net investment income	(810)	(515)	—	—
Return of capital	(19)	—	—	—
From net realized gains	—	—	—	—
Class C Shares
From net investment income	(5,194)	(3,745)	(1,899)	(533)
Return of capital	(120)	—	—	—
From net realized gains	—	—	(11,897)	(2,199)
Select Class Shares
From net investment income	(63,749)	(51,420)	(558)	(221)
Return of capital	(1,474)	—	—	—
From net realized gains	—	—	(1,869)	(389)
Institutional Class Shares
From net investment income	—	—	(363)	(76)
From net realized gains	—	—	(1,031)	(116)
Total distributions to shareholders	(77,520)	(61,166)	(29,262)	(6,013)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(977,522)	340,365	(5,939)	289,151

NET ASSETS
Change in net assets	(1,150,250)	391,903	(106,616)	343,023
Beginning of period	2,268,724	1,876,821	510,539	167,516
End of period	$1,118,474	$2,268,724	$403,923	$510,539
Accumulated undistributed (distributions in excess of) net investment income	$(1,471)	$36,056	$2,605	$1,773

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   65

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Capital Growth Fund		Diversified Mid Cap Growth Fund
	Year Ended 6/30/2008	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$92,344	$66,012	$113,532	$91,587
Dividends and distributions reinvested	52,254	34,864	66,742	63,206
Cost of shares redeemed	(125,559)	(93,518)	(191,365)	(132,338)
Change in net assets from Class A capital transactions	$19,039	$7,358	$(11,091)	$22,455

Class B
Proceeds from shares issued	$2,599	$2,399	$4,166	$4,435
Dividends and distributions reinvested	1,820	1,754	18,946	24,710
Cost of shares redeemed	(6,115)	(13,705)	(54,179)	(57,020)
Change in net assets from Class B capital transactions	$(1,696)	$(9,552)	$(31,067)	$(27,875)

Class C
Proceeds from shares issued	$5,192	$5,975	$2,954	$3,330
Dividends and distributions reinvested	2,096	1,230	4,516	5,265
Cost of shares redeemed	(4,077)	(4,331)	(11,477)	(11,972)
Change in net assets from Class C capital transactions	$3,211	$2,874	$(4,007)	$(3,377)

Select Class
Proceeds from shares issued	$140,784	$81,512	$167,436	$202,985
Dividends and distributions reinvested	42,403	24,390	20,424	16,561
Cost of shares redeemed	(74,752)	(69,086)	(269,667)	(260,625)
Change in net assets from Select Class capital transactions	$108,435	$36,816	$(81,807)	$(41,079)

Ultra
Proceeds from shares issued	$—	$—	$2,300	$1,213
Dividends and distributions reinvested	—	—	— (a)	—
Cost of shares redeemed	—	—	(500)	(14,122)
Change in net assets from Ultra capital transactions	$—	$—	$1,800	$(12,909)

Total change in net assets from capital transactions	$128,989	$37,496	$(126,172)	$(62,785)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

66   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

	Capital Growth Fund		Diversified Mid Cap Growth Fund
	Year Ended 6/30/2008	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007
SHARE TRANSACTIONS:
Class A
Issued	2,184	1,589	5,002	3,821
Reinvested	1,284	862	3,104	2,784
Redeemed	(3,037)	(2,251)	(8,609)	(5,492)
Change in Class A Shares	431	200	(503)	1,113

Class B
Issued	71	64	224	218
Reinvested	50	48	1,092	1,294
Redeemed	(163)	(365)	(3,040)	(2,776)
Change in Class B Shares	(42)	(253)	(1,724)	(1,264)

Class C
Issued	139	163	139	150
Reinvested	59	34	229	248
Redeemed	(114)	(118)	(554)	(527)
Change in Class C Shares	84	79	(186)	(129)

Select Class
Issued	3,164	1,850	7,213	8,196
Reinvested	970	567	897	697
Redeemed	(1,726)	(1,563)	(11,596)	(10,352)
Change in Select Class Shares	2,408	854	(3,486)	(1,459)

Ultra
Issued	—	—	101	50
Reinvested	—	—	— (a)	—
Redeemed	—	—	(25)	(538)
Change in Ultra Shares	—	—	76	(488)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   67

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Diversified Mid Cap Value Fund		Growth Advantage Fund
	Year Ended 6/30/2008	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$16,199	$30,190	$43,459	$3,407
Dividends and distributions reinvested	53,000	36,920	—	—
Cost of shares redeemed	(66,174)	(81,934)	(20,283)	(37,514)
Change in net assets from Class A capital transactions	$3,025	$(14,824)	$23,176	$(34,107)

Class B
Proceeds from shares issued	$873	$1,373	$3,770	$396
Dividends and distributions reinvested	14,264	9,628	—	—
Cost of shares redeemed	(15,457)	(16,655)	(709)	(396)
Change in net assets from Class B capital transactions	$(320)	$(5,654)	$3,061	$—

Class C
Proceeds from shares issued	$1,620	$1,573	$18,074	$260
Dividends and distributions reinvested	5,942	4,220	—	—
Cost of shares redeemed	(10,670)	(8,959)	(2,523)	(40)
Change in net assets from Class C capital transactions	$(3,108)	$(3,166)	$15,551	$220

Select Class
Proceeds from shares issued	$59,150	$74,337	$445,526	$24,360
Dividends and distributions reinvested	10,017	5,663	—	—
Cost of shares redeemed	(260,862)	(243,125)	(34,821)	(15,928)
Change in net assets from Select Class capital transactions	$(191,695)	$(163,125)	$410,705	$8,432

Ultra
Proceeds from shares issued	$3,600	$—	$—	$—
Dividends and distributions reinvested	— (a)	—	—	—
Cost of shares redeemed	(1,101)	(5,421)	—	—
Change in net assets from Ultra capital transactions	$2,499	$(5,421)	$—	$—

Total change in net assets from capital transactions	$(189,599)	$(192,190)	$452,493	$(25,455)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

68   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

	Diversified Mid Cap Value Fund		Growth Advantage Fund
	Year Ended 6/30/2008	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007
SHARE TRANSACTIONS:
Class A
Issued	1,430	1,904	4,990	465
Reinvested	5,370	2,472	—	—
Redeemed	(5,742)	(5,140)	(2,408)	(5,160)
Change in Class A Shares	1,058	(764)	2,582	(4,695)

Class B
Issued	89	92	460	56
Reinvested	1,573	682	—	—
Redeemed	(1,466)	(1,102)	(88)	(56)
Change in Class B Shares	196	(328)	372	—

Class C
Issued	175	108	2,179	35
Reinvested	656	299	—	—
Redeemed	(1,018)	(587)	(322)	(5)
Change in Class C Shares	(187)	(180)	1,857	30

Select Class
Issued	5,862	4,969	51,638	3,344
Reinvested	1,022	381	—	—
Redeemed	(20,992)	(15,427)	(4,115)	(2,007)
Change in Select Class Shares	(14,108)	(10,077)	47,523	1,337

Ultra
Issued	370	— (a)	—	—
Reinvested	— (a)	—	—	—
Redeemed	(122)	(322)	—	—
Change in Ultra Shares	248	(322)	—	—

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   69

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Equity Fund		Mid Cap Value Fund
	Year Ended 6/30/2008	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$—	$562,042	$1,034,419
Dividends and distributions reinvested	—	—	255,309	161,657
Cost of shares redeemed	—	—	(1,220,196)	(765,918)
Change in net assets from Class A capital transactions	$—	$—	$(402,845)	$430,158

Class B
Proceeds from shares issued	$—	$—	$5,312	$9,136
Dividends and distributions reinvested	—	—	13,830	9,616
Cost of shares redeemed	—	—	(47,140)	(37,761)
Change in net assets from Class B capital transactions	$—	$—	$(27,998)	$(19,009)

Class C
Proceeds from shares issued	$—	$—	$32,862	$42,240
Dividends and distributions reinvested	—	—	38,842	27,199
Cost of shares redeemed	—	—	(209,276)	(132,764)
Change in net assets from Class C capital transactions	$—	$—	$(137,572)	$(63,325)

Select Class
Proceeds from shares issued	$52,668	$34,107	$85,545	$181,275
Dividends and distributions reinvested	13,816	6,210	36,585	31,011
Cost of shares redeemed	(99,334)	(80,901)	(367,286)	(429,576)
Change in net assets from Select Class capital transactions	$(32,850)	$(40,584)	$(245,156)	$(217,290)

Institutional Class
Proceeds from shares issued	$—	$—	$320,236	$688,235
Dividends and distributions reinvested	—	—	157,226	100,503
Cost of shares redeemed	—	—	(771,785)	(495,118)
Change in net assets from Institutional Class capital transactions	$—	$—	$(294,323)	$293,620

Total change in net assets from capital transactions	$(32,850)	$(40,584)	$(1,107,894)	$424,154

SEE NOTES TO FINANCIAL STATEMENTS.

70   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

	Mid Cap Equity Fund		Mid Cap Value Fund
	Year Ended 6/30/2008	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007
SHARE TRANSACTIONS:
Class A
Issued	—	—	22,589	39,369
Reinvested	—	—	10,634	6,236
Redeemed	—	—	(49,723)	(29,046)
Change in Class A Shares	—	—	(16,500)	16,559

Class B
Issued	—	—	224	358
Reinvested	—	—	592	380
Redeemed	—	—	(1,963)	(1,467)
Change in Class B Shares	—	—	(1,147)	(729)

Class C
Issued	—	—	1,398	1,648
Reinvested	—	—	1,658	1,072
Redeemed	—	—	(8,754)	(5,195)
Change in Class C Shares	—	—	(5,698)	(2,475)

Select Class
Issued	1,698	959	3,444	6,808
Reinvested	451	178	1,507	1,186
Redeemed	(3,029)	(2,273)	(14,684)	(16,049)
Change in Select Class Shares	(880)	(1,136)	(9,733)	(8,055)

Institutional Class
Issued	—	—	12,933	25,631
Reinvested	—	—	6,416	3,814
Redeemed	—	—	(30,783)	(18,403)
Change in Institutional Class Shares	—	—	(11,434)	11,042

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   71

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Year Ended 6/30/2008	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$29,825	$106,779	$62,486	$127,656
Dividends and distributions reinvested	3,854	2,524	9,217	1,939
Cost of shares redeemed	(145,421)	(100,921)	(80,773)	(27,429)
Change in net assets from Class A capital transactions	$(111,742)	$8,382	$(9,070)	$102,166

Class B
Proceeds from shares issued	$1,080	$2,218	$—	$—
Dividends and distributions reinvested	408	251	—	—
Cost of shares redeemed	(8,089)	(6,264)	—	—
Change in net assets from Class B capital transactions	$(6,601)	$(3,795)	$—	$—

Class C
Proceeds from shares issued	$10,774	$41,272	$47,072	$152,709
Dividends and distributions reinvested	2,563	1,678	10,498	2,028
Cost of shares redeemed	(96,336)	(60,511)	(74,918)	(16,771)
Change in net assets from Class C capital transactions	$(82,999)	$(17,561)	$(17,348)	$137,966

Select Class
Proceeds from shares issued	$211,302	$662,742	$35,339	$31,389
Dividends and distributions reinvested	7,496	2,685	1,132	236
Cost of shares redeemed	(994,978)	(312,088)	(15,947)	(4,807)
Change in net assets from Select Class capital transactions	$(776,180)	$353,339	$20,524	$26,818

Institutional Class
Proceeds from shares issued	$—	$—	$9,506	$23,082
Dividends and distributions reinvested	—	—	1,353	179
Cost of shares redeemed	—	—	(10,904)	(1,060)
Change in net assets from Institutional Class capital transactions	$—	$—	$(45)	$22,201

Total change in net assets from capital transactions	$(977,522)	$340,365	$(5,939)	$289,151

SEE NOTES TO FINANCIAL STATEMENTS.

72   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Year Ended 6/30/2008	Year Ended 6/30/2007	Year Ended 6/30/2008	Year Ended 6/30/2007
SHARE TRANSACTIONS:
Class A
Issued	2,798	9,631	3,346	6,704
Reinvested	378	230	509	102
Redeemed	(13,723)	(9,099)	(4,368)	(1,496)
Change in Class A Shares	(10,547)	762	(513)	5,310

Class B
Issued	103	203	—	—
Reinvested	40	23	—	—
Redeemed	(777)	(574)	—	—
Change in Class B Shares	(634)	(348)	—	—

Class C
Issued	1,025	3,779	2,512	8,078
Reinvested	254	155	585	107
Redeemed	(9,272)	(5,545)	(4,094)	(886)
Change in Class C Shares	(7,993)	(1,611)	(997)	7,299

Select Class
Issued	19,665	59,506	1,982	1,725
Reinvested	734	244	62	12
Redeemed	(93,277)	(27,997)	(845)	(246)
Change in Select Class Shares	(72,878)	31,753	1,199	1,491

Institutional Class
Issued	—	—	519	1,207
Reinvested	—	—	75	9
Redeemed	—	—	(589)	(54)
Change in Institutional Class Shares	—	—	5	1,162

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   73

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

					Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Capital Growth Fund
Class A
Year Ended June 30, 2008	$44.71	$(0.27	)(f)	$(0.85)	$(1.12)	$—	$(4.83)	$(4.83)
Year Ended June 30, 2007	40.68	(0.24	)(f)	7.57	7.33	—	(3.30)	(3.30)
January 1, 2006 through June 30, 2006 (e)	39.13	(0.01	)(f)	1.56	1.55	—	—	—
Year Ended December 31, 2005	38.51	(0.23	)(f)	3.95	3.72	—	(3.10)	(3.10)
Year Ended December 31, 2004	37.47	(0.24	)(f)	6.49	6.25	—	(5.21)	(5.21)
Year Ended December 31, 2003	28.60	(0.34	)(f)	10.61	10.27	—	(1.40)	(1.40)

Class B
Year Ended June 30, 2008	40.38	(0.43	)(f)	(0.75)	(1.18)	—	(4.83)	(4.83)
Year Ended June 30, 2007	37.22	(0.41	)(f)	6.87	6.46	—	(3.30)	(3.30)
January 1, 2006 through June 30, 2006 (e)	35.89	(0.09	)(f)	1.42	1.33	—	—	—
Year Ended December 31, 2005	35.73	(0.40	)(f)	3.66	3.26	—	(3.10)	(3.10)
Year Ended December 31, 2004	35.27	(0.40	)(f)	6.07	5.67	—	(5.21)	(5.21)
Year Ended December 31, 2003	27.13	(0.48	)(f)	10.02	9.54	—	(1.40)	(1.40)

Class C
Year Ended June 30, 2008	39.68	(0.42	)(f)	(0.73)	(1.15)	—	(4.83)	(4.83)
Year Ended June 30, 2007	36.63	(0.40	)(f)	6.75	6.35	—	(3.30)	(3.30)
January 1, 2006 through June 30, 2006 (e)	35.32	(0.10	)(f)	1.41	1.31	—	—	—
Year Ended December 31, 2005	35.20	(0.38	)(f)	3.60	3.22	—	(3.10)	(3.10)
Year Ended December 31, 2004	34.81	(0.40	)(f)	6.00	5.60	—	(5.21)	(5.21)
Year Ended December 31, 2003	26.83	(0.47	)(f)	9.85	9.38	—	(1.40)	(1.40)

Select
Year Ended June 30, 2008	47.64	(0.18	)(f)	(0.92)	(1.10)	—	(4.83)	(4.83)
Year Ended June 30, 2007	43.05	(0.15	)(f)	8.05	7.90	(0.01)	(3.30)	(3.31)
January 1, 2006 through June 30, 2006 (e)	41.36	0.04	(f)	1.65	1.69	—	—	—
Year Ended December 31, 2005	40.42	(0.13	)(f)	4.17	4.04	—	(3.10)	(3.10)
Year Ended December 31, 2004	38.95	(0.09	)(f)	6.77	6.68	—	(5.21)	(5.21)
Year Ended December 31, 2004	29.57	(0.21	)(f)	10.99	10.78	—	(1.40)	(1.40)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

74   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$38.76	(3.02)%	$472,848	1.14%	(0.64)%	1.14%	107%
44.71	19.01	526,157	1.14	(0.59)	1.14	121
40.68	3.96	470,613	1.14	(0.03)	1.17	63
39.13	9.77	458,716	1.17	(0.60)	1.17	119
38.51	16.90	441,000	1.35	(0.61)	1.37	122
37.47	36.10	412,000	1.35	(1.05)	1.46	68

34.37	(3.53)	15,736	1.64	(1.14)	1.64	107
40.38	18.41	20,189	1.64	(1.09)	1.64	121
37.22	3.71	28,031	1.64	(0.50)	1.66	63
35.89	9.23	34,126	1.67	(1.11)	1.67	119
35.73	16.31	51,000	1.85	(1.10)	1.88	122
35.27	35.37	61,000	1.85	(1.55)	1.96	68

33.70	(3.51)	24,643	1.64	(1.14)	1.64	107
39.68	18.41	25,672	1.64	(1.09)	1.64	121
36.63	3.71	20,817	1.64	(0.56)	1.67	63
35.32	9.26	17,120	1.65	(1.07)	1.66	119
35.20	16.32	7,000	1.85	(1.09)	1.87	122
34.81	35.17	4,000	1.85	(1.55)	1.96	68

41.71	(2.78)	447,647	0.89	(0.39)	0.89	107
47.64	19.30	396,574	0.89	(0.34)	0.89	121
43.05	4.09	321,568	0.89	0.19	0.92	63
41.36	10.10	275,518	0.90	(0.33)	0.90	119
40.42	17.37	43,000	0.93	(0.21)	1.30	122
38.95	36.64	4,000	0.93	(0.63)	1.54	68

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   75

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

				Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gains
Diversified Mid Cap Growth Fund
Class A
Year Ended June 30, 2008	$24.89	$(0.17	)(f)	$(0.45)	$(0.62)	$(3.81)
Year Ended June 30, 2007	24.85	(0.18	)(f)	4.41	4.23	(4.19)
Year Ended June 30, 2006	23.99	(0.10)		2.97	2.87	(2.01)
Year Ended June 30, 2005	21.84	(0.20)		2.35	2.15	—
Year Ended June 30, 2004	18.15	(0.14)		3.83	3.69	—

Class B
Year Ended June 30, 2008	20.88	(0.26	)(f)	(0.36)	(0.62)	(3.81)
Year Ended June 30, 2007	21.59	(0.28	)(f)	3.76	3.48	(4.19)
Year Ended June 30, 2006	21.21	(0.70)		3.09	2.39	(2.01)
Year Ended June 30, 2005	19.44	(0.67)		2.44	1.77	—
Year Ended June 30, 2004	16.29	(0.28)		3.43	3.15	—

Class C
Year Ended June 30, 2008	23.21	(0.29	)(f)	(0.41)	(0.70)	(3.81)
Year Ended June 30, 2007	23.57	(0.31	)(f)	4.14	3.83	(4.19)
Year Ended June 30, 2006	22.98	(0.43)		3.03	2.60	(2.01)
Year Ended June 30, 2005	21.07	(0.77)		2.68	1.91	—
Year Ended June 30, 2004	17.65	(0.31)		3.73	3.42	—

Select Class
Year Ended June 30, 2008	26.10	(0.12	)(f)	(0.49)	(0.61)	(3.81)
Year Ended June 30, 2007	25.81	(0.12	)(f)	4.60	4.48	(4.19)
Year Ended June 30, 2006	24.78	0.10		2.94	3.04	(2.01)
Year Ended June 30, 2005	22.50	(0.01)		2.29	2.28	—
Year Ended June 30, 2004	18.66	(0.10)		3.94	3.84	—

Ultra
Year Ended June 30, 2008	26.19	(0.09	)(f)	(0.50)	(0.59)	(3.81)
Year Ended June 30, 2007	25.85	(0.09	)(f)	4.62	4.53	(4.19)
Year Ended June 30, 2006	24.79	(0.07)		3.14	3.07	(2.01)
February 22, 2005 (e) through June 30, 2005	23.72	(0.04)		1.11	1.07	—

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

76   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$20.46	(3.22	)%(g)	$384,225	1.24%	(0.75)%	1.39%	95%
24.89	18.65		480,084	1.24	(0.73)	1.36	119
24.85	12.20		451,565	1.24	(0.42)	1.41	112
23.99	9.84		436,185	1.24	(0.76)	1.37	119
21.84	20.33		544,217	1.22	(0.69)	1.33	48

16.45	(3.90	)(g)	69,186	1.88	(1.38)	1.89	95
20.88	17.93		123,779	1.86	(1.35)	1.86	119
21.59	11.51		155,268	1.89	(1.07)	1.91	112
21.21	9.10		195,917	1.96	(1.48)	1.98	119
19.44	19.34		238,738	1.97	(1.44)	1.98	48

18.70	(3.85	)(g)	27,785	1.88	(1.38)	1.89	95
23.21	17.90		38,805	1.86	(1.35)	1.86	119
23.57	11.53		42,448	1.89	(1.07)	1.91	112
22.98	9.06		46,607	1.96	(1.48)	1.98	119
21.07	19.38		67,274	1.97	(1.44)	1.98	48

21.68	(3.02	)(g)	539,292	0.99	(0.49)	1.13	95
26.10	18.95		740,208	0.99	(0.48)	1.11	119
25.81	12.51		769,574	0.99	(0.19)	1.16	112
24.78	10.13		1,040,265	0.99	(0.50)	1.05	119
22.50	20.58		1,764,404	0.97	(0.44)	0.98	48

21.79	(2.92	)(g)	3,947	0.88	(0.39)	0.89	95
26.19	19.13		2,749	0.86	(0.34)	0.86	119
25.85	12.63		15,333	0.88	(0.06)	0.91	112
24.79	4.51		11,641	0.88	(0.44)	0.90	119

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   77

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Diversified Mid Cap Value Fund
Class A
Year Ended June 30, 2008	$15.85	$0.09	(f)	$(2.19)	$(2.10)	$(0.04)	$(4.72)	$(4.76)
Year Ended June 30, 2007	15.92	0.12	(f)	2.80	2.92	(0.14)	(2.85)	(2.99)
Year Ended June 30, 2006	19.15	0.12		1.49	1.61	(0.13)	(4.71)	(4.84)
Year Ended June 30, 2005	17.41	0.14		2.29	2.43	(0.14)	(0.55)	(0.69)
Year Ended June 30, 2004	13.54	0.06		3.87	3.93	(0.06)	—	(0.06)

Class B
Year Ended June 30, 2008	15.01	0.01	(f)	(2.04)	(2.03)	(0.02)	(4.72)	(4.74)
Year Ended June 30, 2007	15.24	0.02	(f)	2.66	2.68	(0.06)	(2.85)	(2.91)
Year Ended June 30, 2006	18.54	0.03		1.43	1.46	(0.05)	(4.71)	(4.76)
Year Ended June 30, 2005	16.92	(0.01)		2.24	2.23	(0.06)	(0.55)	(0.61)
Year Ended June 30, 2004	13.21	(0.06)		3.77	3.71	—	—	—

Class C
Year Ended June 30, 2008	15.01	0.01	(f)	(2.04)	(2.03)	(0.02)	(4.72)	(4.74)
Year Ended June 30, 2007	15.24	0.02	(f)	2.66	2.68	(0.06)	(2.85)	(2.91)
Year Ended June 30, 2006	18.54	0.06		1.40	1.46	(0.05)	(4.71)	(4.76)
Year Ended June 30, 2005	16.92	0.04		2.20	2.24	(0.07)	(0.55)	(0.62)
Year Ended June 30, 2004	13.21	(0.06)		3.77	3.71	—	—	—

Select Class
Year Ended June 30, 2008	15.77	0.11	(f)	(2.17)	(2.06)	(0.06)	(4.72)	(4.78)
Year Ended June 30, 2007	15.85	0.16	(f)	2.78	2.94	(0.17)	(2.85)	(3.02)
Year Ended June 30, 2006	19.07	0.17		1.49	1.66	(0.17)	(4.71)	(4.88)
Year Ended June 30, 2005	17.34	0.21		2.25	2.46	(0.18)	(0.55)	(0.73)
Year Ended June 30, 2004	13.48	0.10		3.86	3.96	(0.10)	—	(0.10)

Ultra
Year Ended June 30, 2008	15.77	0.14	(f)	(2.18)	(2.04)	(0.07)	(4.72)	(4.79)
Year Ended June 30, 2007	15.85	0.17	(f)	2.80	2.97	(0.20)	(2.85)	(3.05)
Year Ended June 30, 2006	19.08	0.18		1.49	1.67	(0.19)	(4.71)	(4.90)
February 22, 2005 (e) through June 30, 2005	18.06	0.11		1.02	1.13	(0.11)	—	(0.11)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	Commencement of offering of class of shares.

(f)	Calculated based upon average shares outstanding.

(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.

(h)	Includes interest expense of 0.01%

SEE NOTES TO FINANCIAL STATEMENTS.

78   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$8.99	(15.81	)%(g)	$130,114	1.25	%(h)	0.72%	1.40%	58%
15.85	19.66		212,613	1.22		0.73	1.33	47
15.92	9.45		225,776	1.24		0.70	1.36	52
19.15	14.17		238,939	1.22		0.78	1.33	67
17.41	29.06		231,511	1.19		0.40	1.31	24

8.24	(16.35	)(g)	31,181	1.85		0.11	1.91	58
15.01	18.89		53,843	1.83		0.13	1.83	47
15.24	8.89		59,652	1.84		0.09	1.86	52
18.54	13.40		68,550	1.90		(0.03)	1.93	67
16.92	28.08		69,874	1.94		(0.35)	1.96	24

8.24	(16.32	)(g)	14,704	1.85		0.09	1.90	58
15.01	18.89		29,590	1.83		0.13	1.83	47
15.24	8.89		32,775	1.84		0.11	1.86	52
18.54	13.43		29,777	1.90		0.11	1.93	67
16.92	28.08		23,155	1.94		(0.35)	1.96	24

8.93	(15.64	)(g)	123,635	1.00	(h)	0.89	1.15	58
15.77	19.97		440,662	0.97		0.98	1.08	47
15.85	9.79		602,775	0.99		0.92	1.11	52
19.07	14.46		959,801	0.96		0.87	1.01	67
17.34	29.43		1,541,179	0.94		0.65	0.96	24

8.94	(15.50	)(g)	3,734	0.85	(h)	1.21	0.91	58
15.77	20.13		2,672	0.83		1.05	0.83	47
15.85	9.89		7,787	0.84		1.09	0.86	52
19.08	6.25		12,499	0.81		1.67	0.87	67

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   79

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
	Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations
Growth Advantage Fund
Class A
Year Ended June 30, 2008	$8.18	$(0.05	)(g)	$0.01	$(0.04)
Year Ended June 30, 2007	6.63	(0.05	)(g)	1.60	1.55
January 1, 2006 through June 30, 2006 (e)	6.35	(0.01	)(g)	0.29	0.28
Year Ended December 31, 2005	5.74	(0.05	)(g)	0.66	0.61
Year Ended December 31, 2004	4.91	(0.03	)(g)	0.86	0.83
Year Ended December 31, 2003	3.57	(0.04	)(g)	1.38	1.34

Class B
Year Ended June 30, 2008	7.76	(0.09	)(g)	— (h)	(0.09)
Year Ended June 30, 2007	6.33	(0.10	)(g)	1.53	1.43
January 1, 2006 through June 30, 2006 (e)	6.08	(0.03	)(g)	0.28	0.25
Year Ended December 31, 2005	5.54	(0.09)		0.63	0.54
Year Ended December 31, 2004	4.77	(0.07	)(g)	0.84	0.77
Year Ended December 31, 2003	3.49	(0.07	)(g)	1.35	1.28

Class C
Year Ended June 30, 2008	7.76	(0.09	)(g)	0.01	(0.08)
Year Ended June 30, 2007	6.34	(0.11	)(g)	1.53	1.42
May 1, 2006 (f) through June 30, 2006 (e)	6.80	(0.04	)(g)	(0.42)	(0.46)

Select Class
Year Ended June 30, 2008	8.20	(0.03	)(g)	0.01	(0.02)
Year Ended June 30, 2007	6.64	(0.04	)(g)	1.60	1.56
May 1, 2006 (f) through June 30, 2006 (e)	7.11	(0.01	)(g)	(0.46)	(0.47)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Commencement of offering of class of shares.

(g)	Calculated based upon average shares outstanding.

(h)	Amount rounds to less than $0.01.

(i)	Includes interest expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

80   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$8.14	(0.49)%	$70,546	1.34%		(0.58)%	1.47%	118%
8.18	23.38	49,782	1.36	(i)	(0.71)	1.66	159
6.63	4.41	71,538	1.35		(0.37)	1.90	81
6.35	10.63	54,737	1.35		(0.81)	1.75	140
5.74	16.90	54,000	1.35		(0.61)	1.79	118
4.91	37.53	58,000	1.35		(1.05)	1.77	69

7.67	(1.16)	4,340	1.91		(1.16)	1.94	118
7.76	22.59	1,501	2.06	(i)	(1.43)	2.17	159
6.33	4.11	1,230	2.05		(1.02)	2.40	81
6.08	9.75	1,359	2.05		(1.51)	2.24	140
5.54	16.14	3,000	2.05		(1.31)	2.29	118
4.77	36.68	3,000	2.05		(1.75)	2.33	69

7.68	(1.03)	14,499	1.88		(1.16)	1.89	118
7.76	22.40	251	2.07	(i)	(1.49)	2.18	159
6.34	(6.76)	14	2.05		(1.32)	2.37	81

8.18	(0.24)	399,777	1.09		(0.41)	1.12	118
8.20	23.49	10,985	1.11	(i)	(0.50)	1.45	159
6.64	(6.61)	14	1.10		(0.37)	1.61	81

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   81

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Mid Cap Equity Fund
Select Class
Year Ended June 30, 2008	$37.93	$0.11		$(2.80)	$(2.69)	$(0.11)	$(6.50)	$(6.61)
Year Ended June 30, 2007	34.51	0.12		6.13	6.25	(0.10)	(2.73)	(2.83)
January 1, 2006 through June 30, 2006 (e)	32.87	0.14	(f)	1.64	1.78	(0.14)	—	(0.14)
Year Ended December 31, 2005	33.30	0.10	(f)	3.09	3.19	(0.09)	(3.53)	(3.62)
Year Ended December 31, 2004	31.18	0.14		5.85	5.99	(0.14)	(3.73)	(3.87)
Year Ended December 31, 2003	24.39	0.13		7.71	7.84	(0.13)	(0.92)	(1.05)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

82   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$28.63	(8.19)%	$189,589	0.91%	0.32%	1.12%	79%
37.93	18.97	284,546	0.90	0.35	1.09	82
34.51	5.42	298,104	0.90	0.85	1.08	41
32.87	9.61	268,582	0.90	0.29	1.08	99
33.30	19.36	227,000	0.90	0.32	1.14	102
31.18	32.29	194,000	0.90	0.48	1.14	62

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   83

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Mid Cap Value Fund
Class A
Year Ended June 30, 2008	$27.71	$0.16		$(3.78)	$(3.62)	$(0.12)	$(2.06)	$(2.18)
Year Ended June 30, 2007	24.73	0.17		4.21	4.38	(0.25)	(1.15)	(1.40)
January 1, 2006 through June 30, 2006 (e)	23.28	0.14		1.31	1.45	—	—	—
Year Ended December 31, 2005	22.05	0.12	(f)	1.84	1.96	(0.12)	(0.61)	(0.73)
Year Ended December 31, 2004	18.62	0.07	(f)	3.71	3.78	(0.04)	(0.31)	(0.35)
Year Ended December 31, 2003	14.44	0.09	(f)	4.25	4.34	(0.05)	(0.11)	(0.16)

Class B
Year Ended June 30, 2008	27.11	0.03		(3.69)	(3.66)	—	(2.06)	(2.06)
Year Ended June 30, 2007	24.21	0.05		4.12	4.17	(0.12)	(1.15)	(1.27)
January 1, 2006 through June 30, 2006 (e)	22.86	0.08		1.27	1.35	—	—	—
Year Ended December 31, 2005	21.66	—	(f) (g)	1.81	1.81	—	(0.61)	(0.61)
Year Ended December 31, 2004	18.37	(0.06)		3.66	3.60	—	(0.31)	(0.31)
Year Ended December 31, 2003	14.32	(0.03)		4.19	4.16	—	(0.11)	(0.11)

Class C
Year Ended June 30, 2008	27.17	0.04		(3.70)	(3.66)	—	(2.06)	(2.06)
Year Ended June 30, 2007	24.26	0.05		4.13	4.18	(0.12)	(1.15)	(1.27)
January 1, 2006 through June 30, 2006 (e)	22.90	0.08		1.28	1.36	—	—	—
Year Ended December 31, 2005	21.70	—	(f) (g)	1.81	1.81	— (g)	(0.61)	(0.61)
Year Ended December 31, 2004	18.41	(0.06)		3.66	3.60	—	(0.31)	(0.31)
Year Ended December 31, 2003	14.35	(0.03)		4.20	4.17	— (g)	(0.11)	(0.11)

Select Class
Year Ended June 30, 2008	27.96	0.27		(3.85)	(3.58)	(0.18)	(2.06)	(2.24)
Year Ended June 30, 2007	24.93	0.27		4.22	4.49	(0.31)	(1.15)	(1.46)
January 1, 2006 through June 30, 2006 (e)	23.44	0.17		1.32	1.49	—	—	—
Year Ended December 31, 2005	22.18	0.18	(f)	1.85	2.03	(0.16)	(0.61)	(0.77)
Year Ended December 31, 2004	18.70	0.12	(f)	3.74	3.86	(0.07)	(0.31)	(0.38)
Year Ended December 31, 2003	14.48	0.12	(f)	4.27	4.39	(0.06)	(0.11)	(0.17)

Institutional Class
Year Ended June 30, 2008	28.17	0.31		(3.85)	(3.54)	(0.26)	(2.06)	(2.32)
Year Ended June 30, 2007	25.10	0.30		4.29	4.59	(0.37)	(1.15)	(1.52)
January 1, 2006 through June 30, 2006 (e)	23.58	0.20		1.32	1.52	—	—	—
Year Ended December 31, 2005	22.30	0.24	(f)	1.86	2.10	(0.21)	(0.61)	(0.82)
Year Ended December 31, 2004	18.77	0.17	(f)	3.77	3.94	(0.10)	(0.31)	(0.41)
Year Ended December 31, 2003	14.52	0.17	(f)	4.27	4.44	(0.08)	(0.11)	(0.19)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Calculated based upon average shares outstanding.

(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

84   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$21.91	(13.70)%	$2,661,377	1.25%	0.66%	1.42%	31%
27.71	18.21	3,822,632	1.25	0.71	1.35	45
24.73	6.23	3,001,515	1.25	1.15	1.39	20
23.28	8.87	2,822,767	1.25	0.54	1.39	45
22.05	20.32	1,333,000	1.25	0.34	1.60	41
18.62	30.07	275,000	1.25	0.51	1.65	32

21.39	(14.14)	163,091	1.75	0.15	1.92	31
27.11	17.65	237,745	1.75	0.20	1.85	45
24.21	5.91	229,998	1.75	0.64	1.89	20
22.86	8.36	233,396	1.77	(0.01)	1.89	45
21.66	19.60	173,000	1.90	(0.32)	2.10	41
18.37	29.06	68,000	1.95	(0.21)	2.19	32

21.45	(14.11)	523,722	1.75	0.14	1.92	31
27.17	17.64	818,261	1.75	0.20	1.85	45
24.26	5.94	790,689	1.75	0.64	1.89	20
22.90	8.34	822,366	1.76	0.01	1.89	45
21.70	19.56	483,000	1.90	(0.31)	2.10	41
18.41	29.09	103,000	1.95	(0.19)	2.19	32

22.14	(13.46)	721,777	1.00	0.90	1.16	31
27.96	18.49	1,183,839	1.00	0.95	1.10	45
24.93	6.36	1,255,960	1.00	1.40	1.14	20
23.44	9.16	1,222,881	1.00	0.80	1.13	45
22.18	20.67	485,000	1.00	0.60	1.20	41
18.70	30.34	76,000	1.00	0.74	1.24	32

22.31	(13.25)	1,777,057	0.75	1.16	1.02	31
28.17	18.82	2,566,230	0.75	1.21	0.95	45
25.10	6.45	2,009,351	0.75	1.65	0.99	20
23.58	9.42	1,915,393	0.75	1.02	0.98	45
22.30	20.99	1,215,000	0.75	0.83	1.05	41
18.77	30.62	334,000	0.75	1.00	1.07	32

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   85

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
	Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Return of Capital	Total distributions	Redemption fees
Multi-Cap Market Neutral Fund
Class A
Year Ended June 30, 2008	$11.24	$0.28 (d)	$(0.74)	$(0.46)	$(0.54)	$—	$(0.01)	$(0.55)	$—
Year Ended June 30, 2007	10.98	0.37	0.20	0.57	(0.31)	—	—	(0.31)	—
Year Ended June 30, 2006	10.93	0.26	0.28	0.54	(0.17)	(0.32)	—	(0.49)	—	(c)
Year Ended June 30, 2005	10.61	0.04	0.40	0.44	—	(0.12)	—	(0.12)	—
Year Ended June 30, 2004	10.05	(0.05)	0.64	0.59	—	(0.03)	—	(0.03)	—

Class B
Year Ended June 30, 2008	11.07	0.17 (d)	(0.70)	(0.53)	(0.43)	—	(0.01)	(0.44)	—
Year Ended June 30, 2007	10.80	0.29	0.20	0.49	(0.22)	—	—	(0.22)	—
Year Ended June 30, 2006	10.76	0.17	0.28	0.45	(0.09)	(0.32)	—	(0.41)	—	(c)
Year Ended June 30, 2005	10.53	(0.02)	0.37	0.35	—	(0.12)	—	(0.12)	—
Year Ended June 30, 2004	10.04	(0.12)	0.64	0.52	—	(0.03)	—	(0.03)	—

Class C
Year Ended June 30, 2008	11.07	0.19 (d)	(0.71)	(0.52)	(0.42)	—	(0.01)	(0.43)	—
Year Ended June 30, 2007	10.80	0.29	0.20	0.49	(0.22)	—	—	(0.22)	—
Year Ended June 30, 2006	10.77	0.17	0.27	0.44	(0.09)	(0.32)	—	(0.41)	—	(c)
Year Ended June 30, 2005	10.53	(0.01)	0.37	0.36	—	(0.12)	—	(0.12)	—
Year Ended June 30, 2004	10.04	(0.10)	0.62	0.52	—	(0.03)	—	(0.03)	—

Select Class
Year Ended June 30, 2008	11.31	0.30 (d)	(0.73)	(0.43)	(0.60)	—	(0.01)	(0.61)	—
Year Ended June 30, 2007	11.04	0.36	0.25	0.61	(0.34)	—	—	(0.34)	—
Year Ended June 30, 2006	10.99	0.24	0.32	0.56	(0.19)	(0.32)	—	(0.51)	—	(c)
Year Ended June 30, 2005	10.64	0.07	0.40	0.47	—	(0.12)	—	(0.12)	—
Year Ended June 30, 2004	10.05	(0.04)	0.66	0.62	—	(0.03)	—	(0.03)	—

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(b)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(c)	Amount rounds to less than $0.01.

(d)	Calculated based on average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

86   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets end of period (000’s)	Net expenses (including dividend expense for securities sold short) (b)	Net expenses (excluding dividend expense for securities sold short) (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend expense for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend expense for securities sold short)	Portfolio turnover rate

$10.23	(4.00)%	$77,838	2.52%	1.51%	2.62%	2.94%	1.93%	116%
11.24	5.27	204,059	2.69	1.50	3.32	3.10	1.91	96
10.98	5.14	190,855	2.60	1.50	2.38	3.02	1.92	121
10.93	4.23	197,816	2.39	1.50	0.58	2.75	1.86	198
10.61	5.83	114,731	2.38	1.50	(0.88)	2.73	1.85	257

10.10	(4.77)	16,402	3.28	2.26	1.66	3.45	2.43	116
11.07	4.56	24,974	3.44	2.25	2.60	3.60	2.41	96
10.80	4.33	28,129	3.35	2.25	1.63	3.52	2.42	121
10.76	3.40	32,280	3.17	2.28	(0.28)	3.36	2.47	198
10.53	5.14	29,222	3.13	.2.25	(1.65)	3.43	2.55	257

10.12	(4.71)	90,603	3.28	2.26	1.79	3.45	2.43	116
11.07	4.56	187,546	3.44	2.25	2.60	3.60	2.41	96
10.80	4.25	200,403	3.35	2.25	1.61	3.52	2.42	121
10.77	3.50	243,243	3.15	2.26	(0.24)	3.35	2.46	198
10.53	5.14	186,136	3.13	2.25	(1.64)	3.40	2.55	257

10.27	(3.73)	933,631	2.27	1.25	2.79	2.69	1.67	116
11.31	5.59	1,852,145	2.44	1.25	3.55	2.85	1.66	96
11.04	5.36	1,457,434	2.35	1.25	2.71	2.77	1.67	121
10.99	4.50	991,169	2.14	1.25	0.78	2.44	1.55	198
10.64	6.13	629,820	2.13	1.25	(0.63)	2.42	1.54	257

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   87

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

					Per share operating performance
	Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gains	Total distributions
Value Advantage
Class A
Year Ended June 30, 2008	$20.45	$0.35		$(3.19)	$(2.84)	$(0.24)	$(0.99)	$(1.23)
Year Ended June 30, 2007	17.17	0.26	(g)	3.42	3.68	(0.12)	(0.28)	(0.40)
January 1, 2006 through June 30, 2006 (e)	15.88	0.10	(g)	1.19	1.29	—	—	—
February 28, 2005 (f) through December 31, 2005	15.00	0.13	(g)	0.99	1.12	(0.06)	(0.18)	(0.24)

Class C
Year Ended June 30, 2008	20.31	0.26		(3.18)	(2.92)	(0.15)	(0.99)	(1.14)
Year Ended June 30, 2007	17.10	0.17	(g)	3.38	3.55	(0.06)	(0.28)	(0.34)
January 1, 2006 through June 30, 2006 (e)	15.85	0.05	(g)	1.20	1.25	—	—	—
February 28, 2005 (f) through December 31, 2005	15.00	0.06	(g)	1.00	1.06	(0.03)	(0.18)	(0.21)

Select Class
Year Ended June 30, 2008	20.52	0.37		(3.17)	(2.80)	(0.29)	(0.99)	(1.28)
Year Ended June 30, 2007	17.22	0.31	(g)	3.43	3.74	(0.16)	(0.28)	(0.44)
January 1, 2006 through June 30, 2006 (e)	15.91	0.12	(g)	1.19	1.31	—	—	—
February 28, 2005 (f) through December 31, 2005	15.00	0.15	(g)	1.01	1.16	(0.07)	(0.18)	(0.25)

Institutional Class
Year Ended June 30, 2008	20.47	0.44		(3.19)	(2.75)	(0.33)	(0.99)	(1.32)
Year Ended June 30, 2007	17.16	0.39	(g)	3.38	3.77	(0.18)	(0.28)	(0.46)
January 1, 2006 through June 30, 2006 (e)	15.83	0.25	(g)	1.08	1.33	—	—	—
February 28, 2005 (f) through December 31, 2005	15.00	0.11		0.99	1.10	(0.09)	(0.18)	(0.27)

(a)	Annualized for periods less than one year.

(b)	Not annualized for periods less than one year.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable.

(e)	The Fund changed its fiscal year end from December 31 to June 30.

(f)	Commencement of operations.

(g)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

88   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$16.38	(14.42)%	$152,696	1.25%	1.87%	1.43%	103%
20.45	21.58	201,151	1.25	1.36	1.41	77
17.17	8.12	77,691	1.25	1.16	1.67	55
15.88	7.46	45,163	1.25	1.02	1.82	90

16.25	(14.86)	182,093	1.75	1.36	1.93	103
20.31	20.93	247,794	1.75	0.87	1.91	77
17.10	7.89	83,777	1.75	0.64	2.17	55
15.85	7.03	55,875	1.75	0.47	2.39	90

16.44	(14.19)	49,262	1.00	2.18	1.18	103
20.52	21.89	36,884	1.00	1.62	1.16	77
17.22	8.23	5,275	1.00	1.42	1.42	55
15.91	7.71	3,107	1.00	1.14	1.87	90

16.40	(13.97)	19,872	0.75	2.37	1.03	103
20.47	22.16	24,710	0.75	1.97	1.00	77
17.16	8.40	773	0.75	3.03	1.25	55
15.83	7.32	20	0.75	0.87	3.01	90

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   89

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trusts dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The funds covered by this report are series of JPM I, JPM II, JPMMFIT and JPMFMFG (collectively, the “Trusts”) as noted below.

The following are 8 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust
Capital Growth Fund	Class A, Class B, Class C and Select Class	JPM I
Diversified Mid Cap Growth Fund	Class A, Class B, Class C, Select Class and Ultra	JPM II
Diversified Mid Cap Value Fund	Class A, Class B, Class C, Select Class and Ultra	JPM II
Growth Advantage Fund	Class A, Class B, Class C and Select Class	JPMMFIT
Mid Cap Equity Fund	Select Class	JPM I
Mid Cap Value Fund	Class A, Class B, Class C, Select Class and Institutional Class	JPMFMFG
Multi-Cap Market Neutral Fund	Class A, Class B, Class C and Select Class	JPM II
Value Advantage Fund	Class A, Class C, Select Class and Institutional Class	JPM I

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Select Class, Institutional Class and Ultra Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments (other than certain high yield securities) maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could have been material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent

90   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

B. Restricted and Illiquid Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following are the values and percentage of net assets of illiquid securities as of June 30, 2008 (amounts in thousands):

	Value	Percentage
Capital Growth Fund	$6,913	0.7%
Mid Cap Value Fund	2,469	—	(a)

(a)	Less than 0.1%

C. Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the advisor’s credit guidelines. Each repurchase agreement is valued at amortized cost. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

D. Short Sales — The Funds (except Diversified Mid Cap Growth Fund and Diversified Mid Cap Value Fund) may engage in short sales (selling securities it does not own in anticipation of a decline in the market value of the security) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities. The collateral required is determined daily by reference to the market value of the short positions. The Fund is subject to risk of loss if the applicable counterparty broker were to fail to perform its obligations under the contractual terms. Dividend expense on securities sold short is treated as an expense on the Statements of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amount shown in the accompanying Statements of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates.

As of June 30, 2008, the Multi-Cap Market Neutral fund had outstanding short sales as listed on its Schedule of Investments.

E. Securities Lending — To generate additional income, each Fund (except the Multi-Cap Market Neutral Fund and Value Advantage Fund) may lend up to 33-1/3% of its assets pursuant to agreements (“borrower agreements”) requiring that the loan be continuously secured by cash or securities issued by the U.S. government or its agencies or its instrumentalities (collectively, “U.S. government securities”). JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, serves as lending agent pursuant to a Securities Lending Agreement approved by the Board of Trustees (the “Securities Lending Agreement”).

Under the Securities Lending Agreement, JPMCB, acting as agent for the Funds, loans securities to approved borrowers pursuant to approved borrower agreements in exchange for collateral equal to at least 100% of the value of the loaned securities plus accrued interest. During the term of the loan, the Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral in accordance with investment guidelines contained in the Securities Lending Agreement. For loans secured by cash, the Funds retain the interest on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. For loans secured by U.S. government securities, the borrower pays a borrower fee to the lending agent on behalf of the Funds. The net income earned on the securities lending (after payment of rebates and the lending agent’s fee) is included in the Statements of Operations as Income from securities lending (net). Information on the investment of cash collateral is shown in the Schedules of Portfolio Investments.

Under the Securities Lending Agreement, JPMCB is entitled to a fee equal to (i) 0.06% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of U.S. securities outstanding during a given month; and (ii) 0.1142% calculated on an annualized basis and accrued daily, based upon the value of collateral received from borrowers for each loan of non-U.S. securities outstanding during a given month. During the period July 1, 2007 to February 29, 2008, JPMCB voluntarily reduced its fees to: (i) 0.05% for each loan of U.S. securities and (ii) 0.10% for each loan of the non-U.S. securities, respectively. Effective March 1, 2008, JPMCB voluntarily reduced its fee to (i) 0.03% for each loan of U.S. securities and (ii) 0.09% for each loan of non-U.S. securities outstanding during a given month.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   91

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (continued)

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMCB will indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments.

As of June 30, 2008, the following Funds had securities with the following values on loan, received the following collateral, and for the year then ended, paid the following amounts to related party affiliates (amounts in thousands):

	Value of Loaned Securities	Value of Collateral	Lending Agent Fees Paid
Capital Growth Fund	$67,083	$69,185	$40
Diversified Mid Cap Growth Fund	71,855	73,951	66
Diversified Mid Cap Value Fund	28,855	29,586	19
Growth Advantage Fund	19,988	20,484	6
Mid Cap Equity Fund	15,430	16,018	6
Mid Cap Value Fund	190,493	197,496	128

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when the Funds first learn of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

G. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary.

In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the implementation of the Interpretation did not have an impact on the Funds’ financial statements.

I. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

J. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid annually, except for the Diversified Mid Cap Growth, Diversified Mid Cap Value and Mid Cap Equity Funds, which are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting

92   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-capital	Accumulated Undistributed/ (Overdistributed) Net Investment Income	Accumulated Net Realized Gain (Loss) on Investments
Capital Growth Fund	$(2,791)	$5,466	$(2,675)
Diversified Mid Cap Growth Fund	10,731	8,328	(19,059)
Diversified Mid Cap Value Fund	3,503	(242)	(3,261)
Growth Advantage Fund	(1,285)	1,284	1
Mid Cap Equity Fund	519	(106)	(413)
Mid Cap Value Fund	(774)	(6,119)	6,893
Multi-Cap Market Neutral Fund	(1,752)	(1,566)	3,318
Value Advantage Fund	—	(1,849)	1,849

The reclassifications for the Funds relate primarily to net operating loss (for Capital Growth Fund, Diversified Mid Cap Growth Fund and Growth Advantage Fund), tax equalization (for Diversified Mid Cap Growth Fund, Diversified Mid Cap Value Fund and Mid Cap Equity Fund), investments in partnerships, Taxable overdistribution (for Capital Growth Fund), non-taxable special dividends, distributions from investments in real estate investment trusts (for Multi-Cap Market Neutral Fund), dividend expense for securities sold short (for Multi-Cap Market Neutral Fund), distribution reclassification (for Diversified Mid Cap Value Fund and Mid Cap Value Fund) and tax returns of capital (for Multi-Cap Market Neutral Fund).

K. Recent Accounting Pronouncements — In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), which is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Funds’ financial statement disclosures.

In addition, in March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statement disclosures.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to separate Amended and Restated Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM”) acts as the investment advisor to the Capital Growth Fund, Growth Advantage Fund, Mid Cap Equity Fund, Mid Cap Value Fund and Value Advantage Fund and JPMorgan Investment Advisors Inc. (“JPMIA”, and together with JPMIM, each an “Advisor”) acts as the investment advisor to the Diversified Mid Cap Growth Fund, Diversified Mid Cap Value Fund and Multi-Cap Market Neutral Fund. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIA is an indirect, wholly-owned subsidiary of JPMorgan. The Advisors supervise the investments of each respective Fund and for such services are paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Capital Growth Fund	0.40%
Diversified Mid Cap Growth Fund	0.65
Diversified Mid Cap Value Fund	0.65
Growth Advantage Fund	0.65
Mid Cap Equity Fund	0.65
Mid Cap Value Fund	0.65
Multi-Cap Market Neutral Fund	1.25
Value Advantage Fund	0.65

The Advisors waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

The Funds may invest in one or more money market funds advised by their Advisors or their affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Funds an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   93

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (continued)

The amounts of these waivers/reimbursements resulting from investments in the money market funds for the year ended June 30, 2008 were as follows (amounts in thousands):

Capital Growth Fund	$41
Diversified Mid Cap Growth Fund	37
Diversified Mid Cap Value Fund	9
Growth Advantage Fund	24
Mid Cap Equity Fund	10
Mid Cap Value Fund	210
Multi-Cap Market Neutral Fund	137
Value Advantage Fund	45

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the JPMorgan Fund Complex (excluding funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2008, the annual effective rate was 0.10% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“the Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C
Capital Growth Fund	0.25%	0.75%	0.75%
Diversified Mid Cap Growth Fund	0.25	0.75	0.75
Diversified Mid Cap Value Fund	0.25	0.75	0.75
Growth Advantage Fund	0.25	0.75	0.75
Mid Cap Value Fund	0.25	0.75	0.75
Multi-Cap Market Neutral Fund	0.25	0.75	0.75
Value Advantage Fund	0.25	n/a	0.75

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2008, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Capital Growth Fund	$25	$14
Diversified Mid Cap Growth Fund	20	62
Diversified Mid Cap Value Fund	5	45
Growth Advantage Fund	48	47
Mid Cap Value Fund	38	380
Multi-Cap Market Neutral Fund	6	6
Value Advantage Fund	64	50

The Distributor waived Distribution fees as outlined in Note 3.F.

94   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Ultra Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class	Institutional Class
Capital Growth Fund	0.25%	0.25%	0.25%	0.25%	n/a
Diversified Mid Cap Growth Fund	0.25	0.25	0.25	0.25	n/a
Diversified Mid Cap Value Fund	0.25	0.25	0.25	0.25	n/a
Growth Advantage Fund	0.25	0.25	0.25	0.25	n/a
Mid Cap Equity Fund	n/a	n/a	n/a	0.25	n/a
Mid Cap Value Fund	0.25	0.25	0.25	0.25	0.10%
Multi-Cap Market Neutral Fund	0.25	0.25	0.25	0.25	n/a
Value Advantage Fund	0.25	n/a	0.25	0.25	0.10

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statements of Operations.

F. Waivers and Reimbursements — The Advisors, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Select Class	Institutional Class	Ultra
Capital Growth Fund	1.35%	1.85%	1.85%	0.93%	n/a	n/a
Diversified Mid Cap Growth Fund	1.24	1.99	1.99	0.99	n/a	0.89%
Diversified Mid Cap Value Fund	1.24	1.99	1.99	0.99	n/a	0.84
Growth Advantage Fund	1.35	2.05	2.05	1.10	n/a	n/a
Mid Cap Equity Fund	n/a	n/a	n/a	1.00	n/a	n/a
Mid Cap Value Fund	1.25	2.00	2.00	1.00	0.75%	n/a
Multi-Cap Market Neutral Fund	1.75	2.50	2.50	1.50	n/a	n/a
Value Advantage Fund	1.25	n/a	1.75	1.00	0.75	n/a

The contractual expense limitation agreements were in effect for the year ended June 30, 2008. The contractual expense limitation percentages in the table above are in place until at least October 31, 2008.

For the year ended June 30, 2008, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Diversified Mid Cap Growth Fund	$—	$31	$1,505	$1,536
Diversified Mid Cap Value Fund	—	218	429	647
Growth Advantage Fund	37	4	97	138
Mid Cap Equity Fund	—	—	249	249
Mid Cap Value Fund	7,559	2,704	2,155	12,418
Multi-Cap Market Neutral Fund	—	—	2,372	2,372
Value Advantage Fund	531	272	21	824

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   95

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (continued)

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Diversified Mid Cap Growth Fund	$—	$4	$—	$4
Diversified Mid Cap Value Fund	—	34	—	34
Mid Cap Equity Fund	—	29	195	224
Mid Cap Value Fund	1,039	370	—	1,409
Multi-Cap Market Neutral Fund	2,287	350	1,134	3,771

The Payment by affiliate amount shown in the Statements of Operations represents a payment received by the Diversified Mid Cap Growth Fund and the Diversified Mid Cap Value Fund from their Advisor. This payment results from the resolution of a Securities and Exchange Commission (the “SEC”) inquiry relating to the relationship of Banc One Investment Advisors Corporation (“BOIA”) (now known as JPMIA) with The One Group Services Company (“TOGSC”), a wholly owned subsidiary of BISYS Group, Inc., in connection with TOGSC’s provision of administration services for these Funds. TOGSC served as the Funds’ or their predecessors’ Administrator until November 2000.

G. Other — Certain officers of the Trusts are affiliated with the Advisors, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various JPMorgan Funds until distribution in accordance with the Plan.

During the year ended June 20, 2008, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with Advisors.

The Funds may use related party broker/dealers. For the year ended June 30, 2008, the Funds, with the exception of Diversified Mid Cap Growth Fund, did not incur any brokerage commissions with brokers/dealers affiliated with the Advisors. For the year ended June 30, 2008, the Diversified Mid Cap Growth Fund incurred approximately $462 in brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2008, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Capital Growth Fund	$1,050,870	$1,038,245	$—	$—
Diversified Mid Cap Growth Fund	1,147,459	1,462,792	—	—
Diversified Mid Cap Value Fund	283,330	630,572	—	—
Growth Advantage Fund	743,115	305,672	—	—
Mid Cap Equity Fund	172,876	248,081	—	—
Mid Cap Value Fund	2,219,466	3,745,566	—	—
Multi-Cap Market Neutral Fund	1,665,214	2,433,828	1,838,233	2,740,757
Value Advantage Fund	470,197	455,407	—	—

During the year ended June 30, 2008, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2008, were as follows (amounts in thousands):

96   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Capital Growth Fund	$920,124	$182,384	$56,485	$125,899
Diversified Mid Cap Growth Fund	981,280	197,952	61,102	136,850
Diversified Mid Cap Value Fund	309,407	48,852	29,493	19,359
Growth Advantage Fund	501,007	37,586	26,242	11,344
Mid Cap Equity Fund	184,864	32,482	11,135	21,347
Mid Cap Value Fund	5,766,598	826,043	563,250	262,793
Multi-Cap Market Neutral Fund	1,057,305	125,924	132,427	(6,503)
Value Advantage Fund	441,609	27,360	67,288	(39,928)

For all of the Funds, the difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals, non-taxable special dividends and partnership basis outstanding (for Value Advantage Fund).

The tax character of distributions paid during the fiscal year ended June 30, 2008 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Return of Capital	Total Distributions Paid
Capital Growth Fund	$48,137	$56,863	—	$105,000
Diversified Mid Cap Growth Fund	58,753	137,663	—	196,416
Diversified Mid Cap Value Fund	15,718	146,278	—	161,996
Mid Cap Equity Fund	11,265	30,748	—	42,013
Mid Cap Value Fund	71,846	553,573	—	625,419
Multi-Cap Market Neutral Fund	75,768	—	1,752	77,520
Value Advantage Fund	23,349	5,913	—	29,262

The tax character of distributions paid during the fiscal year ended June 30, 2007 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Capital Growth Fund	$10,997	$55,798	$66,795
Diversified Mid Cap Growth Fund	30,732	181,841	212,573
Diversified Mid Cap Value Fund	19,413	134,174	153,587
Mid Cap Equity Fund	5,748	18,083	23,831
Mid Cap Value Fund	212,636	214,734	427,370
Multi-Cap Market Neutral Fund	61,166	—	61,166
Value Advantage Fund	5,857	156	6,013

At June 30, 2008, the components of net assets (excluding paid in capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Capital Growth Fund	$—	$(225)	$125,899
Diversified Mid Cap Growth Fund	—	15,730	136,850
Diversified Mid Cap Value Fund	—	17,563	19,359
Growth Advantage Fund	—	(228,887)	11,344
Mid Cap Equity Fund	57	9,934	21,347
Mid Cap Value Fund	25,023	168,318	262,793
Multi-Cap Market Neutral Fund	—	(141,022)	127,316
Value Advantage Fund	2,892	1,783	(39,928)

For the Funds, cumulative timing differences primarily consist of Post-October loss deferrals (For Capital Growth Fund, Growth Advantage Fund and Multi-Cap Market Neutral Fund), wash sale loss deferrals, non-taxable special dividends and partnership basis outstanding (for Value Advantage Fund).

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   97

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2008 (continued)

As of June 30, 2008, the following Funds had net capital loss carryforwards, which are available to offset future realized gains (amounts in thousands):

	2009	2010	2011	2015	2016	Total
*Capital Growth Fund	$—	$—	$225	$—	$—	$225
Growth Advantage Fund	197,996	28,364	2,527	—	—	228,887
Multi-Cap Market Neutral Fund	—	—	—	43,987	97,035	141,022

*	Subject to limitation under Code sections 381-384

During the year ended June 30, 2008, the following Funds utilized capital loss carryforwards as follows (amounts in thousands):

Capital Growth Fund	$113
Growth Advantage Fund	3,487

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2008, the Funds deferred to July 1, 2008 post October capital losses of (amounts in thousands):

Capital Losses
Capital Growth Fund	$4,323
Growth Advantage Fund	26,243
Multi-Cap Market Neutral Fund	16,713

Net currency losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2008, the Funds deferred to July 1, 2008 post October currency losses of (amounts in thousands):

Currency Losses
Diversified Mid Cap Growth Fund	—	(a)
Mid Cap Value Fund	—	(a)

(a)	Amount rounds to less than $1,000.

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 18, 2008.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility at June 30, 2008. The outstanding borrowings from another fund and average borrowings from the Facility for the year ended June 30, 2008, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Diversified Mid Cap Growth Fund	$939	2	$—	(a)
Diversified Mid Cap Value Fund	4,110	38	18
Growth Advantage Fund	370	1	—	(a)
Mid Cap Equity Fund	2,977	17	6
Mid Cap Value Fund	44,653	4	17
Multi-Cap Market Neutral Fund	2,880	4	2
Value Advantage Fund	1,735	7	1

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense in the Statements of Operations.

98   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

7. Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

For Diversified Mid Cap Growth Fund, Diversified Mid Cap Value Fund, Growth Advantage Fund, Mid Cap Equity Fund and Multi-Cap Market Neutral Fund, one or more affiliates of the Funds’ investment adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets. Significant shareholder transactions, if any, may impact the Funds’ performance.

8. Legal Matters

On June 29, 2004, BOIA, now known as JPMIA, entered into agreements with the SEC and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain funds advised by BOIA which were series of One Group Mutual Funds, possible late trading of certain funds and related matters. In its settlement with the SEC, BOIA consented to the entry of an order by the SEC (the SEC Order) instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order and the NYAG settlement agreement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which is being distributed to certain current and former shareholders of certain funds. Pursuant to the settlement agreement with the NYAG, BOIA reduced its management fee for certain funds which were series of One Group Mutual Funds (now known as JPM II) in the aggregate amount of approximately $8 million annually over a five-year period commencing September, 2004.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland for coordinated or consolidated pretrial proceedings by the orders of the Judicial Panel on Multidistrict Litigation, a federal judicial body that assists in the administration of such actions. The plaintiffs filed consolidated amended complaints, naming as defendants, among others, BOIA, Bank One Corporation and JPMorgan Chase (the former and current corporate parent of BOIA), the Distributor, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees of One Group Mutual Funds. These complaints alleged, among other things, that various defendants (i) violated various antifraud and other provisions of federal securities laws, (ii) breached their fiduciary duties, (iii) unjustly enriched themselves, (iv) breached Fund-related contracts, and (v) conspired to commit unlawful acts.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates have also been dismissed, and a settlement in principle has been reached for the purpose of resolving all remaining claims in the litigation in Maryland. The settlement is subject to court approval.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the settlement agreement with the NYAG requires BOIA to establish reduced “net management fee rates” for certain funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement requires that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates are referred to as “Reduced Rates.” The Reduced Rates will remain in place at least through June 30, 2009.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   99

Report of Independent Registered Public Accounting Firm

To the Trustees of JPMorgan Mutual Fund Investment Trust, JPMorgan Fleming Mutual Fund Group, Inc., JPMorgan Trust I and JPMorgan Trust II and the Shareholders of the JPMorgan Capital Growth Fund, JPMorgan Diversified Mid Cap Growth Fund, JPMorgan Diversified Mid Cap Value Fund, JPMorgan Growth Advantage Fund, JPMorgan Mid Cap Equity Fund, JPMorgan Mid Cap Value Fund, JPMorgan Multi-Cap Market Neutral Fund, and JPMorgan Value Advantage Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the JPMorgan Capital Growth Fund, JPMorgan Mid Cap Equity Fund, and JPMorgan Value Advantage Fund (each a separate Fund of JPMorgan Trust I), JPMorgan Diversified Mid Cap Growth Fund, JPMorgan Diversified Mid Cap Value Fund, and JPMorgan Multi-Cap Market Neutral Fund (each a separate Fund of JPMorgan Trust II), JPMorgan Growth Advantage Fund (a separate Fund of JPMorgan Mutual Fund Investment Trust), and JPMorgan Mid Cap Value Fund (a separate Fund of JPMorgan Fleming Mutual Fund Group, Inc) hereafter collectively referred to as the “Funds”, at June 30, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
August 25, 2008

100   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

TRUSTEES
(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the JPMorgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (3)
William J. Armstrong (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1987.	Retired; CFO and Consultant, EduNeering, Inc. (internet business education supplier) (2000–2001); Vice President and Treasurer, Ingersoll–Rand Company (manufacturer of industrial equipment) (1972–2000).	146	None.
John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	President and Chief Executive Officer, Gardner, Inc. (wholesale distributor to outdoor power equipment industry) (1979–present).	146	Director, Cardinal Health, Inc. (CAH) (1994–present); Chairman, The Columbus Association of the Performing Arts (CAPA) (2003–present).
Dr. Matthew Goldstein (1941); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Chancellor, City University of New York (1999–present); President, Adelphi University (New York) (1998–1999).	146
Director, Albert Einstein School of Medicine (1998–present); Director, New Plan Excel Realty Trust, Inc. (real estate investment trust) (2000–present); Director, Lincoln Center Institute for the Arts in Education (1999–present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003–2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971–2001).	146	None.
Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Self-employed business consultant (2001–present); Senior Vice President, W.D. Hoard, Inc. (corporate parent of DCI Marketing, Inc.) (2000–2002); President, DCI Marketing, Inc. (1992–2000).	146	None.
Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985–present).	146	Trustee, Carleton College (2003–present).
William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2003.	Retired; Chairman Emeritus (2001–2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985–2001).	146	Director, Radio Shack Corporation (electronics) (1987–present); Director, The National Football Foundation and College Hall of Fame (1994–present); Trustee, Stratton Mountain School (2001–present).

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   101

TRUSTEES
(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex
Independent Trustees (continued) (3)
Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	President, Carleton College (2002–present); President, Kenyon College (1995–2002).	146	Director, American University in Cairo.
Fergus Reid, III (1932); Trustee of Trust (Chairman) since 2005; Trustee (Chairman) of heritage JPMorgan Funds since 1987.	Chairman, Lumelite Corporation (plastics manufacturing) (2003–present); Chairman and Chief Executive Officer, Lumelite Corporation (1985–2002).	146	Trustee, Morgan Stanley Funds (196 portfolios) (1995–present).
Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000–present); Chief Investment Officer, Wabash College (2004–present); self-employed consultant (2000–present); Director of Investments, Eli Lilly and Company (1988–1999).	146	Trustee, Wabash College (1988–present); Chairman, Indianapolis Symphony Orchestra Foundation (1994–present).
James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968–1998).	146	None.
Interested Trustee
Leonard M. Spalding, Jr.* (1935); Trustee of Trust since 2005; Trustee of heritage JPMorgan Funds since 1998.	Retired; Chief Executive Officer, Chase Mutual Funds (investment company) (1989–1998); President and Chief Executive Officer, Vista Capital Management (investment management) (1990–1998); Chief Investment Executive, Chase Manhattan Private Bank (investment management) (1990–1998).	146
Director, Glenview Trust Company, LLC (2001–present); Trustee, St. Catherine College (1998–present); Trustee, Bellarmine University (2000–present); Director, Springfield-Washington County Economic Development Authority (1997–present); Trustee, Marion and Washington County, Kentucky Airport Board (1998–present); Trustee, Catholic Education Foundation (2005–present).

(1)	Each Trustee serves for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except Mr. Reid for whom it is age 78.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Funds Complex for which the Board of Trustees serves currently includes eight registered investment companies (146 funds).

(3)	Roland R. Eppley, Jr. retired as an Independent Trustee of the Board of Trustees effective December 31, 2007.

*	Mr. Spalding is deemed to be an “interested person” due to his ownership of JPMorgan Chase stock.

The contact address for each of the Trustees is 245 Park Avenue, New York, NY 10167.

102   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years
George C.W. Gatch (1962), President (2005)
Managing Director, J.P. Morgan Investment Management Inc.; Director and President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc. since 2005. Mr. Gatch is CEO and President of the JPMorgan Funds. Mr. Gatch has been an employee of JPMorgan since 1986 and has held positions such as President and CEO of DKB Morgan, a Japanese mutual fund company, which was a joint venture between J.P. Morgan and Dai-Ichi Kangyo Bank, as well as positions in business management, marketing, and sales.

Robert L. Young (1963), Senior Vice President (2005)*
Director and Vice President, JPMorgan Distribution Services, Inc. and JPMorgan Funds Management, Inc.; Chief Operating Officer, JPMorgan Funds since 2005, and One Group Mutual Funds from 2001 until 2005. Mr. Young was Vice President and Treasurer, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), and Vice President and Treasurer, JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to 2005.

Patricia A. Maleski (1960), Vice President and Chief Administrative Officer (2005) and Principal Financial Officer (2008)	Managing Director, JPMorgan Funds Management, Inc.; Head of Funds Administration and Board Liaison, previously, Treasurer, JPMorgan Funds. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.
Frank J. Nasta (1964), Secretary (2008)
Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J.W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephanie J. Dorsey (1969), Treasurer (2005)*
Vice President, JPMorgan Funds Management, Inc.; Director of Mutual Fund Administration, JPMorgan Funds Management, Inc. (formerly One Group Administrative Services), from 2004 to 2005; Ms. Dorsey worked for JPMorgan Chase (formerly Bank One Corporation) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial Services audits at PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase; Mr. Ungerman was head of Fund Administration — Pooled Vehicles from 2000 to 2004. Mr. Ungerman has been with JPMorgan Chase since 2000.
Paul L. Gulinello (1950), AML Compliance Officer (2005)
Vice President and Anti Money Laundering Compliance Officer for JPMorgan Asset Management Americas, additionally responsible for personal trading and compliance testing since 2004; Treasury Services Operating Risk Management and Compliance Executive supporting all JPMorgan Treasury Services business units from July 2000 to 2004.

Elizabeth A. Davin (1964), Assistant Secretary (2008)*
Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005; Assistant General Counsel and Associate General Counsel and Vice President, Gartmore Global Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.
John T. Fitzgerald (1975), Assistant Secretary (2008)	Vice President and Assistant General Counsel, JPMorgan Chase since 2005; Associate, Willkie Farr & Gallagher LLP (law firm) from 2002 to 2005.
Jeffrey D. House (1972), Assistant Treasurer (2006)*	Vice President, JPMorgan Funds Management, Inc. since July 2006; formerly, Senior Manager of Financial Services of BISYS Fund Services, Inc. from December 1995 until July 2006.
Laura S. Melman (1966), Assistant Treasurer (2006)	Vice President, JPMorgan Funds Management, Inc. since August, 2006, responsible for Taxation; Vice President of Structured Products at The Bank of New York Co., Inc. from 2001 until 2006.
Francesco Tango (1971), Assistant Treasurer (2007)	Vice President, JPMorgan Funds Management, Inc. since January 2003: Associate, JPMorgan Funds Management, Inc. since 1999.

The contact address for each of the officers, unless otherwise noted, is 245 Park Avenue, New York, NY 10167.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   103

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)

Hypothetical $1,000

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2008, and continued to hold your shares at the end of the reporting period, June 30, 2008.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, January 1, 2008	Ending Account Value, June 30, 2008	Expenses Paid During January 1, 2008 to June 30, 2008*	Annualized Expense Ratio
Capital Growth Fund
Class A
Actual	$1,000.00	$925.10	$5.50	1.15%
Hypothetical	1,000.00	1,019.14	5.77	1.15
Class B
Actual	1,000.00	922.70	7.89	1.65
Hypothetical	1,000.00	1,016.66	8.27	1.65
Class C
Actual	1,000.00	922.80	7.89	1.65
Hypothetical	1,000.00	1,016.66	8.27	1.65
Select Class
Actual	1,000.00	926.10	4.31	0.90
Hypothetical	1,000.00	1,020.39	4.52	0.90

Diversified Mid Cap Growth Fund
Class A
Actual	1,000.00	924.10	5.93	1.24
Hypothetical	1,000.00	1,018.70	6.22	1.24
Class B
Actual	1,000.00	921.10	8.98	1.88
Hypothetical	1,000.00	1,015.51	9.42	1.88
Class C
Actual	1,000.00	921.20	8.98	1.88
Hypothetical	1,000.00	1,015.51	9.42	1.88

104   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

	Beginning Account Value, January 1, 2008	Ending Account Value, June 30, 2008	Expenses Paid During January 1, 2008 to June 30, 2008*	Annualized Expense Ratio
Select Class
Actual	$1,000.00	$924.90	$4.74	0.99%
Hypothetical	1,000.00	1,019.94	4.97	0.99
Ultra
Actual	1,000.00	925.70	4.21	0.88
Hypothetical	1,000.00	1,020.49	4.42	0.88

Diversified Mid Cap Value Fund
Class A
Actual	1,000.00	901.30	5.91	1.25
Hypothetical	1,000.00	1,018.65	6.27	1.25
Class B
Actual	1,000.00	898.60	8.73	1.85
Hypothetical	1,000.00	1,015.66	9.27	1.85
Class C
Actual	1,000.00	898.50	8.73	1.85
Hypothetical	1,000.00	1,015.66	9.27	1.85
Select Class
Actual	1,000.00	902.20	4.73	1.00
Hypothetical	1,000.00	1,019.89	5.02	1.00
Ultra
Actual	1,000.00	898.50	4.01	0.85
Hypothetical	1,000.00	1,020.64	4.27	0.85

Growth Advantage Fund
Class A
Actual	1,000.00	896.50	6.27	1.33
Hypothetical	1,000.00	1,018.25	6.67	1.33
Class B
Actual	1,000.00	893.90	8.66	1.84
Hypothetical	1,000.00	1,015.71	9.22	1.84
Class C
Actual	1,000.00	894.10	8.67	1.84
Hypothetical	1,000.00	1,015.71	9.22	1.84
Select Class
Actual	1,000.00	896.90	5.09	1.08
Hypothetical	1,000.00	1,019.49	5.42	1.08

Mid Cap Equity Fund
Select Class
Actual	1,000.00	917.90	4.34	0.91
Hypothetical	1,000.00	1,020.34	4.57	0.91

Mid Cap Value Fund
Class A
Actual	1,000.00	906.90	5.93	1.25
Hypothetical	1,000.00	1,018.65	6.27	1.25
Class B
Actual	1,000.00	905.10	8.29	1.75
Hypothetical	1,000.00	1,016.16	8.77	1.75

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   105

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)

Hypothetical $1,000

	Beginning Account Value, January 1, 2008	Ending Account Value, June 30, 2008	Expenses Paid During January 1, 2008 to June 30, 2008*	Annualized Expense Ratio
Class C
Actual	$1,000.00	$904.60	$8.29	1.75%
Hypothetical	1,000.00	1,016.16	8.77	1.75
Select Class
Actual	1,000.00	908.50	4.75	1.00
Hypothetical	1,000.00	1,019.89	5.02	1.00
Institutional Class
Actual	1,000.00	909.50	3.56	0.75
Hypothetical	1,000.00	1,021.13	3.77	0.75

Multi-Cap Market Neutral Fund
Class A
Actual	1,000.00	1,012.60	6.46	1.29
Hypothetical	1,000.00	1,018.45	6.47	1.29
Class B
Actual	1,000.00	1,008.70	10.29	2.06
Hypothetical	1,000.00	1,014.62	10.32	2.06
Class C
Actual	1,000.00	1,008.60	10.19	2.04
Hypothetical	1,000.00	1,014.72	10.22	2.04
Select Class
Actual	1,000.00	1,014.00	5.36	1.07
Hypothetical	1,000.00	1,019.54	5.37	1.07

Value Advantage Fund
Class A
Actual	1,000.00	896.10	5.89	1.25
Hypothetical	1,000.00	1,018.65	6.27	1.25
Class C
Actual	1,000.00	893.80	8.24	1.75
Hypothetical	1,000.00	1,016.16	8.77	1.75
Select Class
Actual	1,000.00	897.40	4.72	1.00
Hypothetical	1,000.00	1,019.89	5.02	1.00
Institutional Class
Actual	1,000.00	898.60	3.54	0.75
Hypothetical	1,000.00	1,021.13	3.77	0.75

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period).

106   JPMORGAN MID CAP/MULTI-CAP FUNDS        JUNE 30, 2008

TAX LETTER
(Unaudited)

Certain tax information for the Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2008. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2008. The information necessary to complete your income tax returns for the calendar year ending December 31, 2008 will be received under separate cover.

Dividend Received Deductions (DRD)

The following represents the percentage of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended June 30, 2008:

Dividend Received Deduction
Capital Growth Fund	13.51%
Diversified Mid Cap Growth Fund	14.44
Diversified Mid Cap Value Fund	62.49
Mid Cap Equity Fund	36.75
Mid Cap Value Fund	99.40
Multi Cap Market Neutral Fund	44.86
Value Advantage Fund	30.77

Qualified Dividend Income (QDI)

For the fiscal year ended June 30, 2008, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The following represents the amount of ordinary income distributions treated as qualified dividends (amounts in thousands):

Qualified Dividend Income
Capital Growth Fund	$3,909
Diversified Mid Cap Growth Fund	7,420
Diversified Mid Cap Value Fund	15,957
Mid Cap Equity Fund	11,265
Mid Cap Value Fund	71,846
Multi Cap Market Neutral Fund	75,767
Value Advantage Fund	6,161

Long-Term Capital Gain Designation —15%

The Funds hereby designate the following amounts as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended June 30, 2008 (amounts in thousands):

Long-Term Capital Gain Distribution
Capital Growth Fund	$56,863
Diversified Mid Cap Growth Fund	139,144
Diversified Mid Cap Value Fund	149,957
Mid Cap Equity Fund	31,295
Mid Cap Value Fund	553,573
Value Advantage Fund	5,913

Short-Term Capital Gain Designation

For the fiscal year ended June 30, 2008, the Funds designate the following amount of ordinary distributions paid during the Funds’ fiscal year that are from qualified short-term capital gains (amounts in thousands):

Qualified Short-Term Gain
Capital Growth Fund	$48,137
Diversified Mid Cap Growth Fund	58,753
Diversified Mid Cap Value Fund	14,146
Mid Cap Equity Fund	10,545
Mid Cap Value Fund	26,224
Value Advantage Fund	18,090

JUNE 30, 2008        JPMORGAN MID CAP/MULTI-CAP FUNDS   107

THIS PAGE IS INTENTIONALLY LEFT BLANK

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a prospectus.

Contact JPMorgan Funds Distribution Services at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the JPMorgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

© JPMorgan Chase & Co., 2008 All rights reserved. June 2008.	AN-MC-608

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is William Armstrong. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES
2008 – $43,800
2007 – $40,900

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES (On a calendar year basis)
2007 – $15,213,000
2006 – $9,775,000

The audit-related fees consist of aggregate fees billed for assurance and related services by the independent registered public accounting firm to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”), that were reasonably related to the performance of the annual audit of the Registrant's financial statements.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES
2008 – $8,160
2007 – $8,170

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended December 31, 2007 and 2006.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES
2008 – Not applicable
2007 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of

Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2008 – 0.0%

2007 – 100.0%*

* The number shown represents the percentage of services that were pre-approved. The percentage of services that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X was 0%.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were $19.9 million in 2007 and $21.6 million in 2006.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

J.P. Morgan Fleming Mutual Fund Group, Inc.

By:	/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

September 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

September 5, 2008

By:	/s/___________________________

Patricia A. Maleski

Principal Financial Officer

September 5, 2008